EXHIBIT 99.2

Securities Code: 4555

December 3, 2020

To Our Shareholders:

Kenzo Sawai,
President, Representative Director
Sawai Pharmaceutical Co., Ltd.
5-2-30, Miyahara, Yodogawa-ku, Osaka

Notice of the Extraordinary General Meeting of Shareholders

The Company’s extraordinary general meeting of shareholders (the “Extraordinary General Meeting”) will be held as described below to seek shareholders’ approval for the plan to incorporate a holding company (wholly owning parent company) through share transfer for the purpose of achieving sustainable growth in the future.

Please review the Reference Documents for the Extraordinary General Meeting of Shareholders below, and with a view to preventing the spread of COVID-19, shareholders are kindly requested to exercise their voting rights by mail or via the Internet, as much as possible, no later than 5:20 p.m., on December 18, 2020 (Friday; Japan time).

Sincerely yours,

1.	Date:	10:00 a.m., December 21 (Monday), 2020 (Japan time)

2.	Venue:	10th Floor Hall, Head Office and Research Laboratories Sawai Pharmaceutical Co., Ltd.
5-2-30, Miyahara, Yodogawa-ku, Osaka

3.	Purposes:

Items to be resolved:

	Agenda No. 1:	Incorporation of the Wholly Owing Parent Company through Sole-Share Transfer

	Agenda No. 2:	Partial Amendments to the Articles of Incorporation

In the event any revisions or amendments are made to the Reference Documents for the Extraordinary General Meeting of Shareholders, such revisions or amendments will be posted on the Company’s website. (URL: https://www.sawai.co.jp)

Guide to Exercising Voting Rights

You are kindly requested to carefully read the “Reference Materials for the General Meeting of Shareholders” set out below, and exercise your voting rights by any of the following methods.

1.	If you are attending the Meeting

Date and Time of the General Meeting of Shareholders: Monday, December 21, 2020 at 10:00 a.m. (Reception will open at 9:00 a.m.)

Please submit the enclosed mail-in voting card to the reception desk at the meeting venue.

2.	If you will exercise your voting rights by submitting the mail-in voting card

Deadline for voting by the mail-in voting card: the mail-in voting card must be received by 5:20 p.m., Friday, December 18, 2020.

Please return by mail the enclosed mail-in voting card by the deadline in order to exercise your voting rights. Please clearly indicate on the mail-in voting card whether you approve or disapprove each proposal.

3.	If you will exercise your voting rights by voting via the Internet

Please access the following website: https://www.web54.net. Please follow the instructions as they appear on the screen and enter your approval or disapproval of the proposals.

Deadline for voting via the Internet: your approval or disapproval must be entered through the designated website by 5:20 p.m., Friday, December 18, 2020.

For details on voting via the Internet, please see the following page. If you will exercise your voting rights using a smartphone, please use “Smart Voting.”

Treatment of voting rights exercised multiple times

(1)

If you exercise your voting rights both by using mail-in voting card and voting via the Internet, we will treat the last vote received as valid. If the votes reach us on the same day, your vote via the Internet will be treated as valid.

(2)	If you exercise your voting rights multiple times via the Internet, we will treat your last vote received as valid.

For inquiries regarding the methods of exercising your voting rights, please contact the shareholder register administrator, Sumitomo Mitsui Trust Bank, Limited, Stock Transfer Agency Department

For inquiries regarding voting via the Internet: +81-(0)120-652-031 (Toll free in Japan) (Business hours: 9:00 a.m. – 9:00 p.m.)

Other inquiries: +81-(0)120-782-031 (Toll free in Japan) (Business hours: 9:00 a.m. – 5:00 p.m. except Saturdays, Sundays and national holidays in Japan)

Guide to Voting via the Internet

You may only exercise your voting rights using our designated website for voting.

Deadline for voting via the Internet: your approval or disapproval must be entered through the designated website by 5:20 p.m., Friday, December 18, 2020

The designated website for voting: https://www.web54.net

Voting by using “Smart Voting”

You may access the website for voting without entering your “voting code” and “password” if you scan the “QR code for logging into the website for voting with a smartphone” printed on your mail-in voting card.

You may exercise your voting rights through the “Smart Voting” only once.

Note:	Provider access fees and telecommunication carrier charges (including connection charges) that may be incurred when using the website for voting shall be borne by you.

Entering your voting code and password

Please access the website for voting, enter your “voting code” printed on the enclosed mail-in voting card, click “Login” and follow the instructions on the screen.

To institutional investors:

Institutional investors may exercise their voting rights electronically at the General Meeting of Shareholders using the “electronic voting platform” operated by ICJ, Inc. in addition to the methods above.

Reference Documents for the Extraordinary General Meeting of Shareholders

Meeting Agenda and Notes:

Agenda No. 1: Incorporation of the Wholly Owing Parent Company through Sole-Share Transfer

The Company resolved at the Board of Directors’ meeting held on July 28, 2020 to incorporate, as of April 1, 2021 (tentative date), a wholly owning parent company called SAWAI GROUP HOLDINGS Co., Ltd. (the “Holding Company”) through sole-share transfer (the “Share Transfer”), with preparation of the share transfer plan for the Share Transfer (the “Plan”).

The Company asks the shareholders to approve the Plan. The reason for implementing the Share Transfer, the details of the Plan and other related matters are as described below.

I.	Reason for and Purpose of Implementing the Share Transfer

(1) Reason for the Share Transfer

In Japan, because of the rapid acceleration of the declining birthrate and aging of the population, and the increase of national medical expenditure resulting therefrom, the financial condition of the national health insurance system has become increasingly severe year by year. Under such circumstances, the national government has been promoting the use of generic drugs in an attempt to optimize medical services (i.e., reduction of medical expenses) without degrading the quality of medical care. Consequently, the national government’s goal, namely, to increase the quantity share of generic drugs to 80% or more, will possibly be achieved during the current fiscal year, and the Company believes that generic drugs will continue to be essential for medical services.

At the same time, however, the national government’s policy under the “Drastic Reform of Drug Pricing System” is to implement measures to gradually reduce the National Health Insurance (NHI) prices of original drugs (long-term listed drugs) for which generic drugs have been on the market for more than 10 years, based on the NHI prices of such generic drugs, as well as to revise the NHI prices every year. Such policy will consequently encourage restructuring and consolidation of companies in the pharmaceutical industry. In addition, the national government presented a general concept for the “Plan for Extension of Healthy Life Expectancy” and “Medical/Welfare Service Reform Plan” to ensure “realization of society where everyone can live active and healthy lives for longer years” as a future vision for 2040, and thereby aims to realize a society of healthy longevity not only through medical services under a narrow definition, but also by taking measures for pre-symptomatic disease/prevention, carrying out data health reform or other actions. Therefore, in the future, greater emphasis will be placed on prevention and self-management with respect to chronic diseases, and accordingly people’s understanding about health and medical care is thought to change drastically. Furthermore, in the process to realize “Society 5.0,” which is the concept of the future society advocated by the national government, the market structure will undergo rapid change in various fields, which is expected to stimulate conversion of business models in many industries.

To ensure the continuous growth of the Company’s group, under this vision of the future, it is essential to build new businesses which quickly respond to the needs of the time, while further reinforcing existing business conducted mainly in Japan and the United States. To achieve this goal, the Company determined that the transition to a holding company structure is the most appropriate measure to take.

(2) Purpose of the Share Transfer

(i)	Acceleration of Strategic Alliance

The Company announced it would “build an intra-industry network through potential strategic alliances” in its current Medium-Term Business Plan (M1 TRUST 2021). The Company will be able to flexibly and promptly realize strategic alliances, including M&A, through the transition to a holding company structure.

(ii)	Building a System for Promptly Developing New Businesses

With respect to the development of new businesses which should become the core businesses of the Company along with the generic drug business, the Company believes that it is possible to develop such new businesses more swiftly and efficiently under a holding company structure rather than developing such new businesses within the generic drug business company. Under a holding company structure, new businesses are less likely to be affected by the interests of a particular business or division and management decisions are made from an optimal point of view to improve corporate value of the entire group. In addition, the existing generics drug company can efficiently manage its own business by leaving the decision making for new businesses to an independent management entity.

(iii)	Separation of the Management/Supervision of the Group from Execution of Operations

The Company’s group has been employing the executive officer system to separate management’s decision-making function from its operation-executing function to promote rapid and efficient decision-making. The Company believes that the transition to a holding company structure will further reinforce its governance system and facilitate rapid and efficient execution of operations.

(iv)	Development of Personnel to Manage the Company’s Group

With respect to cultivation of talented personnel, it will be possible to train them in a short period to become the next generation of personnel to manage the Company’s group, by providing them with not only experience in the existing business or a particular division, but also with management experience at a business company under the holding company. This will contribute to continuous improvement of the corporate value of the Company’s group.

(3) Steps to Consummate the Transition to a Holding Company Structure

The Company plans to consummate the transition to a holding company structure in two steps as described below.

[Step 1: Incorporation of the Holding Company through Sole-Share Transfer]

By incorporating the Holding Company as of April 1, 2021 through the Share Transfer, the Company will become a wholly owned subsidiary of the Holding Company.

[Step 2: Structure after Incorporation of the Holding Company]

The Company plans to conduct a reorganization such that the Company’s subsidiary companies will be subsidiary companies of the Holding Company. The Company will announce the particulars and the time of such reorganization once they are determined.

II.	Outline of the Share Transfer Plan

The details of the Plan are as described in the “Share Transfer Plan (Copy)” below.

Please be advised that Exhibits 2 to 19 (Features of Stock Acquisition Rights) to the “Share Transfer Plan (Copy)” are described in the “Reference Documents for the Extraordinary General Meeting of Shareholders <Supplementary Documents> (pages 1 to 88).”

SHARE TRANSFER PLAN

Sawai Pharmaceutical Co., Ltd. (the “Company”) formulates the share transfer plan (this “Plan”) in implementing transfer of shares through sole-share transfer (the “Share Transfer”) to incorporate a wholly owning parent company incorporated in the Share Transfer (the “Holding Company”), whereby the Company will be a wholly owned subsidiary company resulting from the Share Transfer, as set forth below.

Article 1. Purpose, Trade Name, Location of Head Office, and Total Number of Shares Authorized to Be Issued of the Holding Company, and Other Matters Provided in Its Articles of Incorporation

1.	The purpose, trade name, location of the head office, and the total number of shares authorized to be issued of the Holding Company shall be as set forth below:

(1)	Purpose

The purpose of the Holding Company shall be as set forth in Article 2 of the Articles of Incorporation attached hereto as Exhibit 1.

(2)	Trade Name

The trade name of the Holding Company shall be called “Sawai Group Holdings Kabushiki Kaisha” and in English, “SAWAI GROUP HOLDINGS Co., Ltd.”

(3)	Location of Head Office

The head office of the Holding Company shall be located in Osaka City, Japan.

(4)	Total Number of Shares Authorized to Be Issued

The total number of shares authorized to be issued by the Holding Company shall be seventy-seven million six hundred thousand (77,600,000) shares.

2.

Other than those set forth in the preceding paragraph, the matters to be provided in the Articles of Incorporation of the Holding Company shall be as described in the Articles of Incorporation attached hereto as Exhibit 1.

Article 2. Names of Directors at Incorporation, Audit & Supervisory Board Members at Incorporation, and the name of Accounting Auditor at Incorporation of the Holding Company

1.	The names of Directors at Incorporation of the Holding Company shall be as stated below:

Director: Mitsuo Sawai

Director: Kenzo Sawai

Director: Kazuhiko Sueyoshi

Director: Toru Terashima

Director: Masatoshi Ohara

Director: Nawomi Todo

2.	The names of Audit & Supervisory Board Members at Incorporation of the Holding Company shall be as stated below:

Audit & Supervisory Board Member: Tadao Tsubokura

Audit & Supervisory Board Member: Takanobu Tomohiro

Audit & Supervisory Board Member: Junichi Hirano

3.	The names of Substitute Audit & Supervisory Board Members at Incorporation of the Holding Company shall be as stated below:

Substitute Audit & Supervisory Board Member: Satoshi Soumi

Substitute Audit & Supervisory Board Member: Yoshitsugu Nishimura

4.	The name of Accounting Auditor at Incorporation of the Holding Company shall be as stated below:

Accounting Auditor: KPMG AZSA, LLC

Article 3. Shares to Be Delivered upon the Share Transfer and Allotment of Such Shares

1.

Upon the Share Transfer, the Holding Company shall deliver to shareholders of the Company as of the point in time immediately preceding the acquisition of all of the issued and outstanding shares of the Company by the Holding Company through the Share Transfer (the “Base Time”), in exchange for the shares of common stock of the Company held by such shareholders, shares of common stock of the Holding Company in the number equal to the number obtained by multiplying the total number of shares of common stock issued by the Company as of the Base Time, by 1.

2.

Upon the Share Transfer, the Holding Company shall allot shares of common stock of the Holding Company to shareholders of the Company as of the Base Time, who are entitled to receive allotment pursuant to the preceding paragraph, at the ratio of one (1) share of common stock of the Holding Company per one (1) share of common stock of the Company held by such shareholders.

Article 4. Matters Relating to the Amounts of Stated Capital and Reserves of the Holding Company

1.	The amounts of stated capital and reserves at incorporation of the Holding Company shall be as set forth below:

(1)	Amount of Stated Capital

10 billion yen

(2)	Amount of Capital Reserves

The amount of capital reserves of the Holding Company as of the date of its incorporation shall be determined by the Company in accordance with the provisions of Article 52 of the Regulation on Corporate Accounting.

(3)	Amount of Retained Earnings Reserves

0 yen

Article 5. Stock Acquisition Rights to Be Delivered upon the Share Transfer and Allotment of Such Stock Acquisition Rights

1.

Upon the Share Transfer, the Holding Company shall deliver stock acquisition rights of the Holding Company to the holders of the respective stock acquisition rights issued by the Company as described in any of Rows (1) to (9) in Column 1 of the table below, who are entered or recorded in the stock acquisition right register of the Company as of the Base Time. In exchange for the respective stock acquisition rights of the Company held by each such holder, stock acquisition rights of the Holding Company described in the Rows in Column 2 of the said table corresponding to the stock acquisition rights of the Company held by such holder shall be allotted in the same number as the total number of the stock acquisition rights of the Company held by such holder as of the Base Time.

	Column 1		Column 2
	Name	Features	Name	Features
(1)	Stock Acquisition Rights of Sawai Pharmaceutical Co., Ltd. Issued in July 2013 (Share Remuneration-Type Stock Option)	Exhibit 2	1st Stock Acquisition Rights in 2021 of SAWAI GROUP HOLDINGS Co., Ltd. (Share Remuneration-Type Stock Option)	Exhibit 3

(2)	Stock Acquisition Rights of Sawai Pharmaceutical Co., Ltd. Issued in August 2014 (Share Remuneration-Type Stock Option)	Exhibit 4	2nd Stock Acquisition Rights in 2021 of SAWAI GROUP HOLDINGS Co., Ltd. (Share Remuneration-Type Stock Option)	Exhibit 5

(3)	Stock Acquisition Rights of Sawai Pharmaceutical Co., Ltd. Issued in July 2015 (Share Remuneration-Type Stock Option)	Exhibit 6	3rd Stock Acquisition Rights in 2021 of SAWAI GROUP HOLDINGS Co., Ltd. (Share Remuneration-Type Stock Option)	Exhibit 7

(4)	Stock Acquisition Rights of Sawai Pharmaceutical Co., Ltd. Issued in July 2016 (Share Remuneration-Type Stock Option)	Exhibit 8	4th Stock Acquisition Rights in 2021 of SAWAI GROUP HOLDINGS Co., Ltd. (Share Remuneration-Type Stock Option)	Exhibit 9

(5)	Stock Acquisition Rights of Sawai Pharmaceutical Co., Ltd. Issued in July 2017 (Share Remuneration-Type Stock Option)	Exhibit 10	5th Stock Acquisition Rights in 2021 of SAWAI GROUP HOLDINGS Co., Ltd. (Share Remuneration-Type Stock Option)	Exhibit 11

(6)	Stock Acquisition Rights of Sawai Pharmaceutical Co., Ltd. Issued in July 2018 (Share Remuneration-Type Stock Option)	Exhibit 12	6th Stock Acquisition Rights in 2021 of SAWAI GROUP HOLDINGS Co., Ltd. (Share Remuneration-Type Stock Option)	Exhibit 13

(7)	Stock Acquisition Rights of Sawai Pharmaceutical Co., Ltd. Issued in July 2019 (Share Remuneration-Type Stock Option)	Exhibit 14	7th Stock Acquisition Rights in 2021 of SAWAI GROUP HOLDINGS Co., Ltd. (Share Remuneration-Type Stock Option)	Exhibit 15

(8)	Stock Acquisition Rights of Sawai Pharmaceutical Co., Ltd. Issued in July 2020 (Share Remuneration-Type Stock Option)	Exhibit 16	8th Stock Acquisition Rights in 2021 of SAWAI GROUP HOLDINGS Co., Ltd. (Share Remuneration-Type Stock Option)	Exhibit 17

(9)	2nd Stock Acquisition Rights of Sawai Pharmaceutical Co., Ltd.	Exhibit 18	Stock Acquisition Rights of SAWAI GROUP HOLDINGS Co., Ltd. Issued in April 2021	Exhibit 19

2.

Upon the Share Transfer, the Holding Company shall allot stock acquisition rights of the Holding Company to the holders, as of the Base Time, of the stock acquisition rights of the Company as described in any of Rows (1) to (9) in Column 1 of the table referred to in the preceding paragraph, who are entitled to receive allotment pursuant to the preceding paragraph. For one (1) stock acquisition right of the Company held by each such holder, one (1) stock acquisition right of the Holding Company described in the Row in Column 2 corresponding to such stock acquisition right of the Company held by such holder will be allotted.

Article 6. Date of Formation of the Holding Company

The date on which the registration of incorporation of the Holding Company should be made (the “Formation Date”) shall be April 1, 2021; provided, however, that the Company may change the Formation Date by the resolution of the Board of Directors of the Company, if such change becomes necessary due to the necessity arising in the procedures for the Share Transfer or for any other reason

Article 7. General Meeting of Shareholders for Approval of This Plan

The Company shall request to adopt a resolution for approval of this Plan and necessary matters for the Share Transfer at the general meeting of shareholders planned to be held on December 21, 2020; provided, however, that the Company may change the date of such general meeting of shareholders if the necessity for such change arises in the procedures for the Share Transfer or for any other reason.

Article 8. Listing of Shares

The Holding Company plans to list the shares of common stock issued by it in the first section of the Tokyo Stock Exchange on the Formation Date.

Article 9. Shareholder Register Administrator

The shareholder register administrator of the Holding Company shall be Sumitomo Mitsui Trust Bank, Limited.

Article 10. Handling of Treasury Shares

The Company shall cancel treasury shares held by it which can be practically cancelled (including treasury shares to be acquired by purchasing its shares as a result of exercise in the Share Transfer of the appraisal right provided in Paragraph 1, Article 806 of the Companies Act), prior to the Base Time, by the resolution of the Board of Directors held on or before the immediately preceding day of the Formation Date.

Article 11. Amendment of the Terms and Conditions of the Share Transfer, and Cancellation of the Share Transfer.

If any material change occurs to the financial or management state of the Company due to an Act of God or any other similar events, or any circumstance occurs which materially disturbs implementation of the Share Transfer, at any time after the formulation of this Plan until the Formation Date, this Plan may be amended or the Share Transfer may be cancelled, by the resolution of the Board of Directors of the Company.

Article 12. Effect of This Plan

This Plan shall cease to be effective in case of any of the following events:

(1)	A resolution for approval of this Plan has not been adopted at a general meeting of shareholders of the Company on or before the immediately preceding day of the Formation Date; or

(2)

Any approval or the like of the relevant authority required under any domestic or foreign laws and regulations has not been obtained prior to the Formation Date, or any condition, restriction or the like is imposed on such approval or the like, which materially disturbs implementation of the Share Transfer.

July 28, 2020

Sawai Pharmaceutical Co., Ltd.

5-2-30, Miyahara, Yodogawa-ku, Osaka

Kenzo Sawai, President, Representative Director [seal]

(Exhibit 1)

ARTICLES OF INCORPORATION OF SAWAI GROUP HOLDINGS CO., LTD.

Chapter 1. General Provisions

Article 1.	(Trade Name)

The Company shall be called “Sawai Group Holdings Kabushiki Kaisha” and in English, “SAWAI GROUP HOLDINGS Co., Ltd.”

Article 2.	(Purpose)

The purpose of the Company shall be to engage in the following businesses:

(1)

To hold shares or equity in domestic and/or overseas companies engaging in any business relating to medical and healthcare services, including manufacture and sale of pharmaceutical products and medical equipment, as well as various businesses incidental or relating to the same, and thereby manage business activities of such companies and provide management support or guidance to such companies;

(2)

To perform, on commission, the operations of any companies in which the Company holds shares or equity, such as management affairs, planning/public relations activities or the like, in whole or in part; and

(3)	To carry out any and all lawful businesses incidental or relating to any of the foregoing.

Article 3.	(Location of Head Office)

The Company shall have its head office in Osaka City, Japan.

Article 4.	(Establishment of Organizations)

The Company shall establish the following organizations, in addition to the General Meeting of Shareholders and Directors:

(1)	Board of Directors;

(2)	Audit & Supervisory Board Members;

(3)	Audit & Supervisory Board; and

(4)	Accounting Auditors.

Article 5.	(Method of Public Notice)

The method of public notices of the Company shall be electronic public notices; provided, however, that in case where the Company is unable to give an electronic public notice due to an accident or any other unavoidable reason, the public notice of the Company may be given in the Nikkei.

Chapter 2. Shares

Article 6.	(Total Number of Shares Authorized to Be Issued)

The total number of shares authorized to be issued by the Company shall be seventy-seven million six hundred thousand (77,600,000) shares.

Article 7.	(Acquisition by the Company of Treasury Shares)

The Company may acquire treasury shares through market transactions or other means by a resolution of the Board of Directors.

Article 8.	(Number of Shares Constituting One Unit)

The number of shares constituting one unit of shares of the Company shall be one hundred (100).

Article 9.	(Rights Pertaining to Shares Constituting Less Than One Unit)

A shareholder of the Company may not exercise any rights, except for the rights set forth below, with respect to shares constituting less than one unit held by such shareholder:

(1)	The rights provided for in each item of Article 189, Paragraph 2 of the Companies Act of Japan;

(2)	The right to make a demand pursuant to the provisions of Article 166, Paragraph 1 of the Companies Act of Japan; and

(3)	The right to receive an allotment of shares for subscription and stock acquisition rights for subscription in accordance with the number of shares held by such shareholder.

Article 10.	(Shareholder Register Administrator)

1.	The Company shall have a shareholder register administrator.

2.	The shareholder register administrator and its handling office shall be determined by a resolution of the Board of Directors and public notice thereof shall be given by the Company.

3.

The preparation of and keeping of, and other operations relating to, the shareholder register and the stock acquisition right register of the Company shall be entrusted to the shareholder register administrator, and will not be handled by the Company.

Article 11	(Share Handling Regulations)

The handling and fees pertaining to shares of the Company shall be governed by, in addition to applicable laws and regulations or these Articles of Incorporation, the Share Handling Regulations established by the Board of Directors.

Chapter 3. General Meetings of Shareholders

Article 12.	(Convocation)

An Annual General Meeting of Shareholders of the Company shall be convened within three months after the date following the last day of each business year, and an Extraordinary General Meeting of Shareholders shall be convened whenever necessary.

Article 13.	(Record Date for Annual General Meetings of Shareholders)

The record date for voting rights for the Annual General Meetings of Shareholders of the Company shall be March 31 of each year.

Article 14.	(Convener and Chair)

1.

Unless otherwise provided for by applicable laws and regulations, the Director and President shall, by a resolution of the Board of Directors, convene the General Meetings of Shareholders and act as the chair thereof.

2.

In case where the Director and President is unable to act, other Representative Director (or in case where such Representative Director is unable to act, other Director who is designated in accordance with an order of priority determined in advance by the Board of Directors) shall convene the General Meetings of Shareholders and act as the chair thereof.

Article 15.	(Disclosure through Internet and Deemed Provision of Reference Materials, Etc. for General Meeting of Shareholders)

In convening a General Meeting of Shareholders, the Company may be deemed to have provided its shareholders with information with respect to matters that should be described or indicated in the reference materials for the General Meeting of Shareholders, business reports, non-consolidated financial statements and consolidated financial statements, by disclosing those through the Internet in accordance with the ordinances of the Ministry of Justice.

Article 16	(Method of Adopting Resolutions)

1.

Unless otherwise provided for by applicable laws and regulations or these Articles of Incorporation, resolutions of a General Meeting of Shareholders shall be adopted by a majority of the voting rights of the attending shareholders entitled to exercise their voting rights.

2.

Resolutions provided for in Article 309, Paragraph 2 of the Companies Act of Japan shall be adopted by not less than two-thirds of the voting rights of the attending shareholders who hold not less than one-third of the voting rights of shareholders entitled to exercise their voting rights.

Article 17.	(Exercising of Voting Right through Proxy)

1.	A shareholder may exercise his/her voting right through one proxy who shall be another shareholder of the Company entitled to vote.

2.

In case of falling under the preceding paragraph, the shareholder or proxy thereof shall submit a written document evidencing an authority of the representation to the Company for each General Meeting of Shareholders.

Chapter 4. Directors and Board of Directors

Article 18.	(Number of Directors)

The Company shall have not more than twelve (12) Directors.

Article 19.	(Method of Election)

1.	Director(s) shall be elected at a General Meeting of Shareholders.

2.

A resolution for the election of Director(s) shall be adopted by a majority of the voting rights of the attending shareholders who hold not less than one-third of the voting rights of shareholders entitled to exercise their voting rights.

3.	Resolutions for the election of Directors shall not be made by cumulative voting.

Article 20.	(Term of Office)

The term of office of a Director shall be until the conclusion of the Annual General Meeting of Shareholders pertaining to the final business year ending no more than one year after he/she was elected as the Director.

Article 21.	(Representative Director(s) and Directors with Special Titles)

1.	The Board of Directors shall appoint Representative Director(s) by its resolution.

2.

The Board of Directors shall appoint one Director and Chairman, and one Director and President, respectively, from among Directors by its resolution. The Board of Directors may also appoint one or more Director and Vice Chairman, Director and Vice President, Senior Managing Director and Managing Director, as necessary.

Article 22.	(Convener and Chair of Meetings of the Board of Directors)

1.	Unless otherwise provided for by applicable laws and regulations, the Director and Chairman shall convene meetings of the Board of Directors and act as the chair thereof.

2.

In case where the office of Director and Chairman is vacant or the Director and Chairman is unable to act, the Director and President (or in case where the Director and President is unable to act, another Director who is designated in accordance with an order of priority determined in advance by the Board of Directors) shall convene the meetings of the Board of Directors and act as the chair thereof.

Article 23.	(Notice to Convene Meetings of the Board of Directors)

1.

Notice to convene a meeting of the Board of Directors shall be dispatched to each Director and Audit & Supervisory Board Member at least two (2) days prior to the date set for the meeting; provided, however, that such period may be shortened in the case of an emergency.

2.	A meeting of the Board of Directors may be held without taking the procedures of convocation with the unanimous consent of all Directors and Audit & Supervisory Board Members.

Article 24.	(Omission of Resolution of the Board of Directors)

The Company shall deem that a resolution of the Board of Directors is adopted when the requirements set forth in Article 370 of the Companies Act of Japan are satisfied.

Article 25.	(Rules of the Board of Directors)

Matters regarding the Board of Directors shall be governed by, in addition to applicable laws and regulations or these Articles of Incorporation, the Rules of the Board of Directors established by the Board of Directors.

Article 26.	(Compensations)

The financial benefits to be paid by the Company as a consideration for the performance of duties, such as compensation and bonuses, (the “Compensations”) for Directors shall be determined by a resolution at a General Meeting of Shareholder.

Article 27.	(Liability Limitation Agreements with Directors)

In accordance with the provisions provided for in Article 427, Paragraph 1 of the Companies Act of Japan, the Company may enter into an agreement with each Director (except for those who serve as the executive directors, etc.) that limits the liability for damages incurred by such Director due to the negligence of his/her duties; provided, however, that the maximum amount of liability for damages under such agreement shall be the amount provided for by applicable laws and regulations.

Chapter 5. Audit & Supervisory Board Members and Audit & Supervisory Board

Article 28.	(Number of Audit & Supervisory Board Members)

The Company shall have not more than five Audit & Supervisory Board Members.

Article 29.	(Method of Election)

1.	Audit & Supervisory Board Member(s) shall be elected at a General Meeting of Shareholders.

2.

A resolution for the election of Audit & Supervisory Board Member(s) shall be adopted by a majority of the voting rights of the attending shareholders who hold not less than one-third of the voting rights of shareholders entitled to exercise their voting rights.

3.

In accordance with the provisions of Article 329, Paragraph 3 of the Companies Act of Japan, the Company may elect Substitute Audit & Supervisory Board Member(s) at the General Meeting of Shareholders, in order to prepare for cases where the Company lacks the number of Audit & Supervisory Board Members required by applicable laws and regulations.

4.

A resolution regarding the election of Substitute Audit & Supervisory Board Member(s), as described in the previous paragraph, shall be effective until the commencement of the Annual General Meeting of Shareholders pertaining to the final business year ending no more than four years after the date when the resolution was made, provided that the resolution itself does not stipulate a shorter term of validity.

Article 30.	(Term of Office)

1.

The term of office of an Audit & Supervisory Board Member shall be until the conclusion of the Annual General Meeting of Shareholders pertaining to the final business year ending no more than four years after he/she was elected as the Audit & Supervisory Board Member.

2.

The term of office of an Audit & Supervisory Board Member who was elected as a substitute for an Audit & Supervisory Board Member who retired before the expiration of his/her term of office, shall expire at the same time as the original term of office of the retired Audit & Supervisory Board Member. However, where a Substitute Audit & Supervisory Board Member, who was elected in accordance with Paragraph 3 of the previous Article, assumes the office of Audit & Supervisory Board Member, his/her term of office may not extend beyond the time of conclusion of the Annual General Meeting of Shareholders pertaining to the final business year ending no more than four years after the date when he/she was elected as the Substitute Audit & Supervisory Board Member.

Article 31.	(Standing Audit & Supervisory Board Member(s))

The Audit & Supervisory Board shall appoint Standing Audit & Supervisory Board Member(s) by its resolution.

Article 32.	(Notice to Convene Meetings of the Audit & Supervisory Board)

1.

Notice to convene a meeting of the Audit & Supervisory Board shall be dispatched to each Audit & Supervisory Member at least two (2) days prior to the date set for the meeting; provided, however, that such period may be shortened in the case of an emergency.

2.	A meeting of the Audit & Supervisory Board may be held without taking the procedures of convocation with the unanimous consent of all Audit & Supervisory Board Members.

Article 33.	(Rules of the Audit & Supervisory Board)

Matters regarding the Audit & Supervisory Board shall be governed by, in addition to applicable laws and regulations or these Articles of Incorporation, the Rules of the Audit & Supervisory Board established by the Audit & Supervisory Board.

Article 34.	(Compensations)

The Compensations for Audit & Supervisory Board Members shall be determined by a resolution at a General Meeting of Shareholders.

Article 35.	(Liability Limitation Agreements with Audit & Supervisory Board Members)

In accordance with the provisions provided for in Article 427, Paragraph 1 of the Companies Act of Japan, the Company may enter into an agreement with each Audit & Supervisory Board Member that limits the liability for damages incurred by such Audit & Supervisory Board Member due to the negligence of his/her duties; provided, however, that the maximum amount of liability for damages under such agreement shall be the amount provided for by applicable laws and regulations.

Chapter 6. Accounting

Article 36.	(Business Year)

The business year of the Company shall be the one-year period from April 1 of each year to March 31 of the following year.

Article 37.	(Record Date for Dividends from Surplus)

1.	The record date for year-end dividends of the Company shall be March 31 of each year.

2.	In addition to the dividends in the preceding paragraph, the Company may pay dividends by specifying a different record date(s) therefor.

Article 38.	(Interim Dividends)

The Company may pay interim dividends with the record date of September 30 of each year by a resolution of the Board of Directors.

Article 39.	(Period of Exclusion Concerning Dividends)

1.

In case where the dividend property consists of monies, if such property remains unreceived upon the expiration of three full years from the date of commencement of the payment thereof, the Company shall be exempted from its obligation to make such payment.

2.	Unpaid dividends shall not bear any interest.

SUPPLEMENTARY PROVISIONS

Article 1.	(Initial Business Year)

Notwithstanding the provision of Article 36, the initial business year of the Company shall commence on the date of establishment of the Company and shall end on March 31, 2022.

Article 2.	(Compensations)

1.

Notwithstanding the provision of Article 26, the amount of the Compensations for Directors shall be within 670 million yen (670,000,000 yen) for a year; provided, however, that such amount for the Compensations for Directors do not include the employee salaries of Directors who concurrently serve as employees.

2.	Notwithstanding the provision of Article 34, the amount of the Compensations for Audit & Supervisory Board Members shall be within 50 million yen (50,000,000 yen) for a year.

Article 3.	(Deletion of these Supplementary Provisions)

These supplementary provisions shall be deleted at the time of the conclusion of the first Annual General Meeting of Shareholders of the Company.

(Exhibit 2)

Features of Stock Acquisition Rights of Sawai Pharmaceutical Co., Ltd.

Issued in July 2013

(Share Remuneration-Type Stock Option)

1.	Name of Stock Acquisition Rights

Stock Acquisition Rights of Sawai Pharmaceutical Co., Ltd. Issued in July 2013 (Share Remuneration-Type Stock Option)

2.	Class and number of shares underlying Stock Acquisition Rights

The class of shares underlying Stock Acquisition Rights shall be the common stock of the Company and the number of shares underlying each Stock Acquisition Right (the “Number of Shares Granted”) shall be two hundred (200) shares. However, if the Company carries out a share split of its common stock (including allotment of its common stock without contribution; hereinafter the same shall apply to descriptions of share split) or consolidation of its common stock on or after the date on which Stock Acquisition Rights are allotted as set forth in Clause 12 below (the “Allotment Date”), the Number of Shares Granted shall be adjusted by using the following formula, and any fraction of less than one (1) share resulting from the adjustment shall be rounded down:

Number of Shares Granted after adjustment	=	Number of Shares Granted before adjustment	×	Ratio of share split or consolidation of shares

The Number of Shares Granted after adjustment shall be applied, in the case of a share split, on or after the day immediately following the record date of the share split (if no record date is fixed, the effective date thereof) or, in the case of a consolidation of shares, on or after the effective date thereof. However, if a share split is carried out on the condition that a proposal to decrease surplus and increase the capital or capital reserves is approved at a general meeting of shareholders and the record date of the share split is set on or before the day of conclusion of the general meeting of shareholders, the Number of Shares Granted after adjustment shall, from the day immediately following the day of conclusion of the general meeting of shareholders, be retroactively applied as of the day immediately following the record date.

On or after the Allotment Date, if the Company carries out a merger or company split, or otherwise needs to adjust the Number of Shares Granted in occasions similar to the foregoing, the Company may adjust the Number of Shares Granted, as appropriate, to a reasonable extent.

In case of adjustment of the Number of Shares Granted, the Company shall notify each individual holding Stock Acquisition Rights who is entered in the stock acquisition right register (hereinafter referred to as the “Stock Acquisition Right Holder”) of or publicly announce the necessary details no later than the day immediately before the date to apply the Number of Shares Granted after adjustment. However, if the notice or public announcement cannot be made by the day immediately before the date to apply it, the Company shall make the notice or public announcement promptly thereafter.

3.	Value of the property to be contributed upon exercise of Stock Acquisition Rights

The value of the property to be contributed upon exercise of each Stock Acquisition Right shall be the amount calculated by multiplying the exercise price per share that a Stock Acquisition Right Holder can receive upon exercise of Stock Acquisition Rights, which is one (1) yen, by the Number of Shares Granted.

4.	Period during which Stock Acquisition Rights can be exercised

From July 11, 2013 to July 10, 2043.

5.	Matters regarding the capital and capital reserves that will be increased in cases where shares will be issued as a result of the exercise of Stock Acquisition Rights

(1)

The amount of increase in the capital in cases where shares will be issued as a result of the exercise of Stock Acquisition Rights shall be the half of the maximum amount of increase in the capital, etc. as calculated in accordance with Article 17, paragraph (1) of the Regulation on Corporate Accounting, and any fraction of less than one (1) yen resulting from the calculation shall be rounded up.

(2)

The amount of increase in capital reserves in cases where shares will be issued as a result of the exercise of Stock Acquisition Rights shall be the maximum amount of increase in the capital, etc. described in item (1) above less the amount of increase in the capital set forth in item (1) above.

6.	Restriction on the acquisition of Stock Acquisition Rights by transfer

Any acquisition of Stock Acquisition Rights by transfer shall be subject to the approval of the Board of Directors of the Company.

7.	Terms of acquisition of Stock Acquisition Rights

If any of the proposals described in (1) to (5) below is approved at a general meeting of shareholders (or resolved by the Board of Directors of the Company if a resolution at a general meeting of shareholders is not required), the Company may acquire Stock Acquisition Rights without consideration on a date separately determined by the Board of Directors of the Company:

(1)	Proposal for approval of a merger agreement under which the Company will be a disappearing company;

(2)	Proposal for approval of a company split agreement or company split plan under which the Company will be a split company;

(3)	Proposal for approval of a share exchange agreement or a share transfer plan under which the Company will be a wholly-owned subsidiary;

(4)

Proposal for approval of amendments to the Articles of Incorporation to introduce provisions that, as a feature of all shares issued by the Company, the approval of the Company shall be obtained for any acquisition of the shares by transfer; or

(5)

Proposal for approval of amendments to the Articles of Incorporation to introduce provisions that, as a feature of shares of the class underlying Stock Acquisition Rights, the approval of the Company shall be obtained for any acquisition of shares of such class by transfer, or that the Company may acquire all shares of such class based on a resolution at a general meeting of shareholders.

8.	Decision-making policy on the delivery of stock acquisition rights of the Reorganized Company

When the Company carries out a merger (only if the Company disappears in the merger), absorption-type company split or incorporation-type company split (in either case, only if the Company becomes a split company), or share exchange or share transfer (in either case, only if the Company becomes a wholly-owned subsidiary) (hereinafter generally referred to as the “Reorganization Measure”), stock acquisition rights of the stock company indicated in Article 236, paragraph (1), item (viii)(a) to (e) of the Companies Act (hereinafter referred to as “Reorganized Company”), as applicable, shall be delivered to the Stock Acquisition Right Holders who hold Stock Acquisition Rights remaining as of the time immediately before the effective date of the Reorganization Measure (“Remaining Stock Acquisition Rights”) (such effective date means, in the case of an absorption-type merger, the date on which the absorption-type merger takes effect; in the case of a consolidation-type merger, the incorporation date of the company incorporated in the consolidation-type merger; in the case of an absorption-type company split, the date on which the absorption-type company split takes effect; in the case of an incorporation-type company split, the incorporation date of the company incorporated in the incorporation-type company split; in the case of a share exchange, the date on which the share exchange takes effect; and in the case of a share transfer, the incorporation date of the wholly-owning parent company incorporated in the share transfer; the same shall apply hereinafter), provided that the relevant absorption-type merger agreement, consolidation-type merger agreement, absorption-type company split agreement, incorporation-type company split plan, share exchange agreement or share transfer plan provides that stock acquisition rights of the Reorganized Company will be delivered in accordance with the terms of the following items:

(1)	Number of stock acquisition rights of the Reorganized Company to be delivered

The same number of stock acquisition rights as the number of the Remaining Stock Acquisition Rights held by each Stock Acquisition Right Holder shall be delivered.

(2)	Class of shares of the Reorganized Company underlying the stock acquisition rights

Common stock of the Reorganized Company.

(3)	Number of shares of the Reorganized Company underlying the stock acquisition rights

To be determined by applying mutatis mutandis Clause 2 above, taking into account the conditions and other matters of the Reorganization Measure.

(4)	Value of the property to be contributed upon exercise of stock acquisition rights

The value of the property to be contributed upon exercise of each stock acquisition right delivered shall be the amount calculated by multiplying the exercise price after reorganization, set forth below, by the number of shares of the Reorganized Company underlying the stock acquisition rights as determined in accordance with item (3) above. The exercise price after reorganization shall be one (1) yen per share of the Reorganized Company that the Stock Acquisition Right Holders can receive upon exercise of each stock acquisition right delivered.

(5)	Period during which the stock acquisition rights can be exercised

From the later of either the first day of the period during which Stock Acquisition Right can be exercised as set forth in Clause 4 above or the effective date of the Reorganization Measure to the expiration of the period during which Stock Acquisition Rights can be exercised as set forth in Clause 4 above.

(6)	Matters regarding the capital and capital reserves that will be increased in cases where shares will be issued as a result of exercise of the stock acquisition rights

To be determined by applying mutatis mutandis Clause 5 above.

(7)	Restriction on the acquisition of the stock acquisition rights by transfer

Any acquisition of the stock acquisition rights by transfer shall be subject to the approval by resolution of the board of directors of the Reorganized Company.

(8)	Terms of acquisition of stock acquisition rights

To be determined by applying mutatis mutandis Clause 7 above.

(9)	Other conditions for exercising stock acquisition rights

To be determined by applying mutatis mutandis Clause 10 below.

9.	Handling of fractions less than one (1) share resulting from the exercise of Stock Acquisition Rights

Any fraction of less than one (1) share in the shares to be delivered to the Stock Acquisition Right Holders who have exercised their Stock Acquisition Rights shall be rounded down.

10.	Other conditions for exercising Stock Acquisition Rights

(1)

In the period set forth in Clause 4 above, the Stock Acquisition Right Holders can exercise their Stock Acquisition Rights only within ten (10) days from the day immediately following the day on which they no longer hold a position as either director or executive officer of the Company (the “Date of Losing Position”).

(2)

Notwithstanding the provision in item (1) above, in the events set forth in item A or B below (however, for item B, except for the case where the delivery of stock acquisition rights of the Reorganized Company to Stock Acquisition Right Holders are set forth in the relevant merger agreement, share exchange agreement or share transfer plan in accordance with Clause 8 above), in the period set forth in Clause 4 above, the Stock Acquisition Right Holders can exercise their Stock Acquisition Rights only within the period set forth in each item:

A.	If the Date of Losing Position did not occur to a Stock Acquisition Right Holder by July 10, 2042:

From July 11, 2042 to July 10, 2043

B.

A proposal for approval of a merger agreement under which the Company becomes a disappearing company or a proposal for approval of a share exchange agreement or a share transfer plan under which the Company becomes a wholly-owned subsidiary is approved at a general meeting of shareholders (or resolved by the Board of Directors if a resolution at a general meeting of shareholders is not required): Within fifteen (15) days from the day immediately following the approval date.

(3)	The provisions of items (1) and (2)A above shall not apply to persons who succeeded to Stock Acquisition Rights by inheritance.

(4)	If a Stock Acquisition Right Holder has waived Stock Acquisition Rights, such holder can no longer exercise such Stock Acquisition Rights.

11.	Calculation method of the amount to be paid in for Stock Acquisition Rights

The amount to be paid in for each Stock Acquisition Right is calculated by multiplying the option price per share determined in accordance with the Black-Sholes model (any fraction of less than one (1) yen shall be rounded off) by the Number of Shares Granted. However, a person who is allotted Stock Acquisition Rights shall, in lieu of the payment of such paid in amount, offset the obligation regarding the paid in amount for Stock Acquisition Rights against the claim for remunerations against the Company.

12.	Allotment Date of Stock Acquisition Rights

July 10, 2013

(Exhibit 3)

Features of the 1st Stock Acquisition Rights in 2021 of

SAWAI GROUP HOLDINGS Co., Ltd.

(Share Remuneration-Type Stock Option)

1.	Name of Stock Acquisition Rights

1st Stock Acquisition Rights in 2021 of SAWAI GROUP HOLDINGS Co., Ltd. (Share Remuneration-Type Stock Option)

2.	Class and number of shares underlying Stock Acquisition Rights

The class of shares underlying Stock Acquisition Rights shall be the common stock of the Company and the number of shares underlying each Stock Acquisition Right (the “Number of Shares Granted”) shall be two hundred (200) shares. However, if the Company carries out a share split of its common stock (including allotment of its common stock without contribution; hereinafter the same shall apply to descriptions of share split) or consolidation of its common stock on or after the date on which Stock Acquisition Rights are allotted as set forth in Clause 12 below (the “Allotment Date”), the Number of Shares Granted shall be adjusted by using the following formula, and any fraction of less than one (1) share resulting from the adjustment shall be rounded down:

Number of Shares Granted after adjustment	=	Number of Shares Granted before adjustment	×	Ratio of share split or consolidation of shares

The Number of Shares Granted after adjustment shall be applied, in the case of a share split, on or after the day immediately following the record date of the share split (if no record date is fixed, the effective date thereof) or, in the case of a consolidation of shares, on or after the effective date thereof. However, if a share split is carried out on the condition that a proposal to decrease surplus and increase the capital or capital reserves is approved at a general meeting of shareholders and the record date of the share split is set on or before the day of conclusion of the general meeting of shareholders, the Number of Shares Granted after adjustment shall, from the day immediately following the day of conclusion of the general meeting of shareholders, be retroactively applied as of the day immediately following the record date.

On or after the Allotment Date, if the Company carries out a merger or company split, or otherwise needs to adjust the Number of Shares Granted in occasions similar to the foregoing, the Company may adjust the Number of Shares Granted, as appropriate, to a reasonable extent.

In case of adjustment of the Number of Shares Granted, the Company shall notify each individual holding Stock Acquisition Rights who is entered in the stock acquisition right register (hereinafter referred to as the “Stock Acquisition Right Holder”) of or publicly announce the necessary details no later than the day immediately before the date to apply the Number of Shares Granted after adjustment. However, if the notice or public announcement cannot be made by the day immediately before the date to apply it, the Company shall make the notice or public announcement promptly thereafter.

3.	Value of the property to be contributed upon exercise of Stock Acquisition Rights

The value of the property to be contributed upon exercise of each Stock Acquisition Right shall be the amount calculated by multiplying the exercise price per share that a Stock Acquisition Right Holder can receive upon exercise of Stock Acquisition Rights, which is one (1) yen, by the Number of Shares Granted.

4.	Period during which Stock Acquisition Rights can be exercised

From April 1, 2021 to July 10, 2043.

5.	Matters regarding the capital and capital reserves that will be increased in cases where shares will be issued as a result of the exercise of Stock Acquisition Rights

(1)

The amount of increase in the capital in cases where shares will be issued as a result of the exercise of Stock Acquisition Rights shall be the half of the maximum amount of increase in the capital, etc. as calculated in accordance with Article 17, paragraph (1) of the Regulation on Corporate Accounting, and any fraction of less than one (1) yen resulting from the calculation shall be rounded up.

(2)

The amount of increase in capital reserves in cases where shares will be issued as a result of the exercise of Stock Acquisition Rights shall be the maximum amount of increase in the capital, etc. described in item (1) above less the amount of increase in the capital set forth in item (1) above.

6.	Restriction on the acquisition of Stock Acquisition Rights by transfer

Any acquisition of Stock Acquisition Rights by transfer shall be subject to the approval of the Board of Directors of the Company.

7.	Terms of acquisition of Stock Acquisition Rights

If any of the proposals described in (1) to (5) below is approved at a general meeting of shareholders (or resolved by the Board of Directors of the Company if a resolution at a general meeting of shareholders is not required), the Company may acquire Stock Acquisition Rights without consideration on a date separately determined by the Board of Directors of the Company:

(1)	Proposal for approval of a merger agreement under which the Company will be a disappearing company;

(2)	Proposal for approval of a company split agreement or company split plan under which the Company will be a split company;

(3)	Proposal for approval of a share exchange agreement or a share transfer plan under which the Company will be a wholly-owned subsidiary;

(4)

Proposal for approval of amendments to the Articles of Incorporation to introduce provisions that, as a feature of all shares issued by the Company, the approval of the Company shall be obtained for any acquisition of the shares by transfer; or

(5)

Proposal for approval of amendments to the Articles of Incorporation to introduce provisions that, as a feature of shares of the class underlying Stock Acquisition Rights, the approval of the Company shall be obtained for any acquisition of shares of such class by transfer, or that the Company may acquire all shares of such class based on a resolution at a general meeting of shareholders.

8.	Decision-making policy on the delivery of stock acquisition rights of the Reorganized Company

When the Company carries out a merger (only if the Company disappears in the merger), absorption-type company split or incorporation-type company split (in either case, only if the Company becomes a split company), or share exchange or share transfer (in either case, only if the Company becomes a wholly-owned subsidiary) (hereinafter generally referred to as the “Reorganization Measure”), stock acquisition rights of the stock company indicated in Article 236, paragraph (1), item (viii)(a) to (e) of the Companies Act (hereinafter referred to as “Reorganized Company”), as applicable, shall be delivered to the Stock Acquisition Right Holders who hold Stock Acquisition Rights remaining as of the time immediately before the effective date of the Reorganization Measure (“Remaining Stock Acquisition Rights”) (such effective date means, in the case of an absorption-type merger, the date on which the absorption-type merger takes effect; in the case of a consolidation-type merger, the incorporation date of the company incorporated in the consolidation-type merger; in the case of an absorption-type company split, the date on which the absorption-type company split takes effect; in the case of an incorporation-type company split, the incorporation date of the company incorporated in the incorporation-type company split; in the case of a share exchange, the date on which the share exchange takes effect; and in the case of a share transfer, the incorporation date of the wholly-owning parent company incorporated in the share transfer; the same shall apply hereinafter), provided that the relevant absorption-type merger agreement, consolidation-type merger agreement, absorption-type company split agreement, incorporation-type company split plan, share exchange agreement or share transfer plan provides that stock acquisition rights of the Reorganized Company will be delivered in accordance with the terms of the following items:

(1)	Number of stock acquisition rights of the Reorganized Company to be delivered

The same number of stock acquisition rights as the number of the Remaining Stock Acquisition Rights held by each Stock Acquisition Right Holder shall be delivered.

(2)	Class of shares of the Reorganized Company underlying the stock acquisition rights

Common stock of the Reorganized Company.

(3)	Number of shares of the Reorganized Company underlying the stock acquisition rights

To be determined by applying mutatis mutandis Clause 2 above, taking into account the conditions and other matters of the Reorganization Measure.

(4)	Value of the property to be contributed upon exercise of stock acquisition rights

The value of the property to be contributed upon exercise of each stock acquisition right delivered shall be the amount calculated by multiplying the exercise price after reorganization, set forth below, by the number of shares of the Reorganized Company underlying the stock acquisition rights as determined in accordance with item (3) above. The exercise price after reorganization shall be one (1) yen per share of the Reorganized Company that the Stock Acquisition Right Holders can receive upon exercise of each stock acquisition right delivered.

(5)	Period during which the stock acquisition rights can be exercised

From the later of either the first day of the period during which Stock Acquisition Right can be exercised as set forth in Clause 4 above or the effective date of the Reorganization Measure to the expiration of the period during which Stock Acquisition Rights can be exercised as set forth in Clause 4 above.

(6)	Matters regarding the capital and capital reserves that will be increased in cases where shares will be issued as a result of exercise of the stock acquisition rights

To be determined by applying mutatis mutandis Clause 5 above.

(7)	Restriction on the acquisition of the stock acquisition rights by transfer

Any acquisition of the stock acquisition rights by transfer shall be subject to the approval by resolution of the board of directors of the Reorganized Company.

(8)	Terms of acquisition of stock acquisition rights

To be determined by applying mutatis mutandis Clause 7 above.

(9)	Other conditions for exercising stock acquisition rights

To be determined by applying mutatis mutandis Clause 10 below.

9.	Handling of fractions less than one (1) share resulting from the exercise of Stock Acquisition Rights

Any fraction of less than one (1) share in the shares to be delivered to the Stock Acquisition Right Holders who have exercised their Stock Acquisition Rights shall be rounded down.

10.	Other conditions for exercising Stock Acquisition Rights

(1)	In the period set forth in Clause 4 above, the Stock Acquisition Right Holders can exercise their Stock Acquisition Rights only within ten (10) days from the day immediately following the day on which they lose all the positions as director or executive officer of the Company or any consolidated subsidiary of the Company (including any consolidated subsidiary indirectly held by the Company) (the “Date of Losing Position”).

(2)

Notwithstanding the provision in item (1) above, in the events set forth in item A or B below (however, for item B, except for the case where the delivery of stock acquisition rights of the Reorganized Company to Stock Acquisition Right Holders are set forth in the relevant merger agreement, share exchange agreement or share transfer plan in accordance with Clause 8 above), in the period set forth in Clause 4 above, the Stock Acquisition Right Holders can exercise their Stock Acquisition Rights only within the period set forth in each item:

A.	If the Date of Losing Position did not occur to a Stock Acquisition Right Holder by July 10, 2042:

From July 11, 2042 to July 10, 2043

B.

A proposal for approval of a merger agreement under which the Company becomes a disappearing company or a proposal for approval of a share exchange agreement or a share transfer plan under which the Company becomes a wholly-owned subsidiary is approved at a general meeting of shareholders (or resolved by the Board of Directors if a resolution at a general meeting of shareholders is not required):

Within fifteen (15) days from the day immediately following the approval date.

(3)	The provisions of items (1) and (2)A above shall not apply to persons who succeeded to Stock Acquisition Rights by inheritance.

(4)	If a Stock Acquisition Right Holder has waived Stock Acquisition Rights, such holder can no longer exercise such Stock Acquisition Rights.

11.	Calculation method of the amount to be paid in for Stock Acquisition Rights

Any payment of money is not required.

12.	Allotment Date of Stock Acquisition Rights

April 1, 2021

(Exhibit 4)

Features of Stock Acquisition Rights of Sawai Pharmaceutical Co., Ltd.

Issued in August 2014

(Share Remuneration-Type Stock Option)

1.	Name of Stock Acquisition Rights

Stock Acquisition Rights of Sawai Pharmaceutical Co., Ltd. Issued in August 2014 (Share Remuneration-Type Stock Option)

2.	Class and number of shares underlying Stock Acquisition Rights

The class of shares underlying Stock Acquisition Rights shall be the common stock of the Company and the number of shares underlying each Stock Acquisition Right (the “Number of Shares Granted”) shall be two hundred (200) shares. However, if the Company carries out a share split of its common stock (including allotment of its common stock without contribution; hereinafter the same shall apply to descriptions of share split) or consolidation of its common stock on or after the date on which Stock Acquisition Rights are allotted as set forth in Clause 12 below (the “Allotment Date”), the Number of Shares Granted shall be adjusted by using the following formula, and any fraction of less than one (1) share resulting from the adjustment shall be rounded down:

Number of Shares Granted after adjustment	=	Number of Shares Granted before adjustment	×	Ratio of share split or consolidation of shares

The Number of Shares Granted after adjustment shall be applied, in the case of a share split, on or after the day immediately following the record date of the share split (if no record date is fixed, the effective date thereof) or, in the case of a consolidation of shares, on or after the effective date thereof. However, if a share split is carried out on the condition that a proposal to decrease surplus and increase the capital or capital reserves is approved at a general meeting of shareholders and the record date of the share split is set on or before the day of conclusion of the general meeting of shareholders, the Number of Shares Granted after adjustment shall, from the day immediately following the day of conclusion of the general meeting of shareholders, be retroactively applied as of the day immediately following the record date.

On or after the Allotment Date, if the Company carries out a merger or company split, or otherwise needs to adjust the Number of Shares Granted in occasions similar to the foregoing, the Company may adjust the Number of Shares Granted, as appropriate, to a reasonable extent.

In case of adjustment of the Number of Shares Granted, the Company shall notify each individual holding Stock Acquisition Rights who is entered in the stock acquisition right register (hereinafter referred to as the “Stock Acquisition Right Holder”) of or publicly announce the necessary details no later than the day immediately before the date to apply the Number of Shares Granted after adjustment. However, if the notice or public announcement cannot be made by the day immediately before the date to apply it, the Company shall make the notice or public announcement promptly thereafter.

3.	Value of the property to be contributed upon exercise of Stock Acquisition Rights

The value of the property to be contributed upon exercise of each Stock Acquisition Right shall be the amount calculated by multiplying the exercise price per share that a Stock Acquisition Right Holder can receive upon exercise of Stock Acquisition Rights, which is one (1) yen, by the Number of Shares Granted.

4.	Period during which Stock Acquisition Rights can be exercised

From August 12, 2014 to August 11, 2044.

5.	Matters regarding the capital and capital reserves that will be increased in cases where shares will be issued as a result of the exercise of Stock Acquisition Rights

(1)

The amount of increase in the capital in cases where shares will be issued as a result of the exercise of Stock Acquisition Rights shall be the half of the maximum amount of increase in the capital, etc. as calculated in accordance with Article 17, paragraph (1) of the Regulation on Corporate Accounting, and any fraction of less than one (1) yen resulting from the calculation shall be rounded up.

(2)

The amount of increase in capital reserves in cases where shares will be issued as a result of the exercise of Stock Acquisition Rights shall be the maximum amount of increase in the capital, etc. described in item (1) above less the amount of increase in the capital set forth in item (1) above.

6.	Restriction on the acquisition of Stock Acquisition Rights by transfer

Any acquisition of Stock Acquisition Rights by transfer shall be subject to the approval of the Board of Directors of the Company.

7.	Terms of acquisition of Stock Acquisition Rights

If any of the proposals described in (1) to (5) below is approved at a general meeting of shareholders (or resolved by the Board of Directors of the Company if a resolution at a general meeting of shareholders is not required), the Company may acquire Stock Acquisition Rights without consideration on a date separately determined by the Board of Directors of the Company:

(1)	Proposal for approval of a merger agreement under which the Company will be a disappearing company;

(2)	Proposal for approval of a company split agreement or company split plan under which the Company will be a split company;

(3)	Proposal for approval of a share exchange agreement or a share transfer plan under which the Company will be a wholly-owned subsidiary;

(4)

Proposal for approval of amendments to the Articles of Incorporation to introduce provisions that, as a feature of all shares issued by the Company, the approval of the Company shall be obtained for any acquisition of the shares by transfer; or

(5)

Proposal for approval of amendments to the Articles of Incorporation to introduce provisions that, as a feature of shares of the class underlying Stock Acquisition Rights, the approval of the Company shall be obtained for any acquisition of shares of such class by transfer, or that the Company may acquire all shares of such class based on a resolution at a general meeting of shareholders.

8.	Decision-making policy on the delivery of stock acquisition rights of the Reorganized Company

When the Company carries out a merger (only if the Company disappears in the merger), absorption-type company split or incorporation-type company split (in either case, only if the Company becomes a split company), or share exchange or share transfer (in either case, only if the Company becomes a wholly-owned subsidiary) (hereinafter generally referred to as the “Reorganization Measure”), stock acquisition rights of the stock company indicated in Article 236, paragraph (1), item (viii)(a) to (e) of the Companies Act (hereinafter referred to as “Reorganized Company”), as applicable, shall be delivered to the Stock Acquisition Right Holders who hold Stock Acquisition Rights remaining as of the time immediately before the effective date of the Reorganization Measure (“Remaining Stock Acquisition Rights”) (such effective date means, in the case of an absorption-type merger, the date on which the absorption-type merger takes effect; in the case of a consolidation-type merger, the incorporation date of the company incorporated in the consolidation-type merger; in the case of an absorption-type company split, the date on which the absorption-type company split takes effect; in the case of an incorporation-type company split, the incorporation date of the company incorporated in the incorporation-type company split; in the case of a share exchange, the date on which the share exchange takes effect; and in the case of a share transfer, the incorporation date of the wholly-owning parent company incorporated in the share transfer; the same shall apply hereinafter), provided that the relevant absorption-type merger agreement, consolidation-type merger agreement, absorption-type company split agreement, incorporation-type company split plan, share exchange agreement or share transfer plan provides that stock acquisition rights of the Reorganized Company will be delivered in accordance with the terms of the following items:

(1)	Number of stock acquisition rights of the Reorganized Company to be delivered

The same number of stock acquisition rights as the number of the Remaining Stock Acquisition Rights held by each Stock Acquisition Right Holder shall be delivered.

(2)	Class of shares of the Reorganized Company underlying the stock acquisition rights

Common stock of the Reorganized Company.

(3)	Number of shares of the Reorganized Company underlying the stock acquisition rights

To be determined by applying mutatis mutandis Clause 2 above, taking into account the conditions and other matters of the Reorganization Measure.

(4)	Value of the property to be contributed upon exercise of stock acquisition rights

The value of the property to be contributed upon exercise of each stock acquisition right delivered shall be the amount calculated by multiplying the exercise price after reorganization, set forth below, by the number of shares of the Reorganized Company underlying the stock acquisition rights as determined in accordance with item (3) above. The exercise price after reorganization shall be one (1) yen per share of the Reorganized Company that the Stock Acquisition Right Holders can receive upon exercise of each stock acquisition right delivered.

(5)	Period during which the stock acquisition rights can be exercised

From the later of either the first day of the period during which Stock Acquisition Right can be exercised as set forth in Clause 4 above or the effective date of the Reorganization Measure to the expiration of the period during which Stock Acquisition Rights can be exercised as set forth in Clause 4 above.

(6)	Matters regarding the capital and capital reserves that will be increased in cases where shares will be issued as a result of exercise of the stock acquisition rights

To be determined by applying mutatis mutandis Clause 5 above.

(7)	Restriction on the acquisition of the stock acquisition rights by transfer

Any acquisition of the stock acquisition rights by transfer shall be subject to the approval by resolution of the board of directors of the Reorganized Company.

(8)	Terms of acquisition of stock acquisition rights

To be determined by applying mutatis mutandis Clause 7 above.

(9)	Other conditions for exercising stock acquisition rights

To be determined by applying mutatis mutandis Clause 10 below.

9.	Handling of fractions less than one (1) share resulting from the exercise of Stock Acquisition Rights

Any fraction of less than one (1) share in the shares to be delivered to the Stock Acquisition Right Holders who have exercised their Stock Acquisition Rights shall be rounded down.

10.	Other conditions for exercising Stock Acquisition Rights

(1)

In the period set forth in Clause 4 above, the Stock Acquisition Right Holders can exercise their Stock Acquisition Rights only within ten (10) days from the day immediately following the day on which they no longer hold a position as either director or executive officer of the Company (the “Date of Losing Position”).

(2)

Notwithstanding the provision in item (1) above, in the following event, the Stock Acquisition Right Holders can exercise their Stock Acquisition Rights only within the following period in the period set forth in Clause 4 above:

If the Date of Losing Position did not occur to a Stock Acquisition Right Holder by

August 11, 2043:

From August 12, 2043 to August 11, 2044

(3)	The provisions of items (1) and (2) above shall not apply to persons who succeeded to Stock Acquisition Rights by inheritance.

(4)	If a Stock Acquisition Right Holder has waived Stock Acquisition Rights, such holder can no longer exercise such Stock Acquisition Rights.

11.	Calculation method of the amount to be paid in for Stock Acquisition Rights

The amount to be paid in for each Stock Acquisition Right is calculated by multiplying the option price per share determined in accordance with the Black-Sholes model (any fraction of less than one (1) yen shall be rounded off) by the Number of Shares Granted. However, a person who is allotted Stock Acquisition Rights shall, in lieu of the payment of such paid in amount, offset the obligation regarding the paid in amount for Stock Acquisition Rights against the claim for remunerations against the Company.

12.	Allotment Date of Stock Acquisition Rights

August 11, 2014

(Exhibit 5)

Features of the 2nd Stock Acquisition Rights in 2021 of

SAWAI GROUP HOLDINGS Co., Ltd.

(Share Remuneration-Type Stock Option)

1.	Name of Stock Acquisition Rights

2nd Stock Acquisition Rights in 2021 of SAWAI GROUP HOLDINGS Co., Ltd. (Share Remuneration-Type Stock Option)

2.	Class and number of shares underlying Stock Acquisition Rights

The class of shares underlying Stock Acquisition Rights shall be the common stock of the Company and the number of shares underlying each Stock Acquisition Right (the “Number of Shares Granted”) shall be two hundred (200) shares. However, if the Company carries out a share split of its common stock (including allotment of its common stock without contribution; hereinafter the same shall apply to descriptions of share split) or consolidation of its common stock on or after the date on which Stock Acquisition Rights are allotted as set forth in Clause 12 below (the “Allotment Date”), the Number of Shares Granted shall be adjusted by using the following formula, and any fraction of less than one (1) share resulting from the adjustment shall be rounded down:

Number of Shares Granted after adjustment	=	Number of Shares Granted before adjustment	×	Ratio of share split or consolidation of shares

The Number of Shares Granted after adjustment shall be applied, in the case of a share split, on or after the day immediately following the record date of the share split (if no record date is fixed, the effective date thereof) or, in the case of a consolidation of shares, on or after the effective date thereof. However, if a share split is carried out on the condition that a proposal to decrease surplus and increase the capital or capital reserves is approved at a general meeting of shareholders and the record date of the share split is set on or before the day of conclusion of the general meeting of shareholders, the Number of Shares Granted after adjustment shall, from the day immediately following the day of conclusion of the general meeting of shareholders, be retroactively applied as of the day immediately following the record date.

On or after the Allotment Date, if the Company carries out a merger or company split, or otherwise needs to adjust the Number of Shares Granted in occasions similar to the foregoing, the Company may adjust the Number of Shares Granted, as appropriate, to a reasonable extent.

In case of adjustment of the Number of Shares Granted, the Company shall notify each individual holding Stock Acquisition Rights who is entered in the stock acquisition right register (hereinafter referred to as the “Stock Acquisition Right Holder”) of or publicly announce the necessary details no later than the day immediately before the date to apply the Number of Shares Granted after adjustment. However, if the notice or public announcement cannot be made by the day immediately before the date to apply it, the Company shall make the notice or public announcement promptly thereafter.

3.	Value of the property to be contributed upon exercise of Stock Acquisition Rights

The value of the property to be contributed upon exercise of each Stock Acquisition Right shall be the amount calculated by multiplying the exercise price per share that a Stock Acquisition Right Holder can receive upon exercise of Stock Acquisition Rights, which is one (1) yen, by the Number of Shares Granted.

4.	Period during which Stock Acquisition Rights can be exercised

From April 1, 2021 to August 11, 2044.

5.	Matters regarding the capital and capital reserves that will be increased in cases where shares will be issued as a result of the exercise of Stock Acquisition Rights

(1)

The amount of increase in the capital in cases where shares will be issued as a result of the exercise of Stock Acquisition Rights shall be the half of the maximum amount of increase in the capital, etc. as calculated in accordance with Article 17, paragraph (1) of the Regulation on Corporate Accounting, and any fraction of less than one (1) yen resulting from the calculation shall be rounded up.

(2)

The amount of increase in capital reserves in cases where shares will be issued as a result of the exercise of Stock Acquisition Rights shall be the maximum amount of increase in the capital, etc. described in item (1) above less the amount of increase in the capital set forth in item (1) above.

6.	Restriction on the acquisition of Stock Acquisition Rights by transfer

Any acquisition of Stock Acquisition Rights by transfer shall be subject to the approval of the Board of Directors of the Company.

7.	Terms of acquisition of Stock Acquisition Rights

If any of the proposals described in (1) to (5) below is approved at a general meeting of shareholders (or resolved by the Board of Directors of the Company if a resolution at a general meeting of shareholders is not required), the Company may acquire Stock Acquisition Rights without consideration on a date separately determined by the Board of Directors of the Company:

(1)	Proposal for approval of a merger agreement under which the Company will be a disappearing company;

(2)	Proposal for approval of a company split agreement or company split plan under which the Company will be a split company;

(3)	Proposal for approval of a share exchange agreement or a share transfer plan under which the Company will be a wholly-owned subsidiary;

(4)

Proposal for approval of amendments to the Articles of Incorporation to introduce provisions that, as a feature of all shares issued by the Company, the approval of the Company shall be obtained for any acquisition of the shares by transfer; or

(5)

Proposal for approval of amendments to the Articles of Incorporation to introduce provisions that, as a feature of shares of the class underlying Stock Acquisition Rights, the approval of the Company shall be obtained for any acquisition of shares of such class by transfer, or that the Company may acquire all shares of such class based on a resolution at a general meeting of shareholders.

8.	Decision-making policy on the delivery of stock acquisition rights of the Reorganized Company

When the Company carries out a merger (only if the Company disappears in the merger), absorption-type company split or incorporation-type company split (in either case, only if the Company becomes a split company), or share exchange or share transfer (in either case, only if the Company becomes a wholly-owned subsidiary) (hereinafter generally referred to as the “Reorganization Measure”), stock acquisition rights of the stock company indicated in Article 236, paragraph (1), item (viii)(a) to (e) of the Companies Act (hereinafter referred to as “Reorganized Company”), as applicable, shall be delivered to the Stock Acquisition Right Holders who hold Stock Acquisition Rights remaining as of the time immediately before the effective date of the Reorganization Measure (“Remaining Stock Acquisition Rights”) (such effective date means, in the case of an absorption-type merger, the date on which the absorption-type merger takes effect; in the case of a consolidation-type merger, the incorporation date of the company incorporated in the consolidation-type merger; in the case of an absorption-type company split, the date on which the absorption-type company split takes effect; in the case of an incorporation-type company split, the incorporation date of the company incorporated in the incorporation-type company split; in the case of a share exchange, the date on which the share exchange takes effect; and in the case of a share transfer, the incorporation date of the wholly-owning parent company incorporated in the share transfer; the same shall apply hereinafter), provided that the relevant absorption-type merger agreement, consolidation-type merger agreement, absorption-type company split agreement, incorporation-type company split plan, share exchange agreement or share transfer plan provides that stock acquisition rights of the Reorganized Company will be delivered in accordance with the terms of the following items:

(1)	Number of stock acquisition rights of the Reorganized Company to be delivered

The same number of stock acquisition rights as the number of the Remaining Stock Acquisition Rights held by each Stock Acquisition Right Holder shall be delivered.

(2)	Class of shares of the Reorganized Company underlying the stock acquisition rights

Common stock of the Reorganized Company.

(3)	Number of shares of the Reorganized Company underlying the stock acquisition rights

To be determined by applying mutatis mutandis Clause 2 above, taking into account the conditions and other matters of the Reorganization Measure.

(4)	Value of the property to be contributed upon exercise of stock acquisition rights

The value of the property to be contributed upon exercise of each stock acquisition right delivered shall be the amount calculated by multiplying the exercise price after reorganization, set forth below, by the number of shares of the Reorganized Company underlying the stock acquisition rights as determined in accordance with item (3) above. The exercise price after reorganization shall be one (1) yen per share of the Reorganized Company that the Stock Acquisition Right Holders can receive upon exercise of each stock acquisition right delivered.

(5)	Period during which the stock acquisition rights can be exercised

From the later of either the first day of the period during which Stock Acquisition Right can be exercised as set forth in Clause 4 above or the effective date of the Reorganization Measure to the expiration of the period during which Stock Acquisition Rights can be exercised as set forth in Clause 4 above.

(6)	Matters regarding the capital and capital reserves that will be increased in cases where shares will be issued as a result of exercise of the stock acquisition rights

To be determined by applying mutatis mutandis Clause 5 above.

(7)	Restriction on the acquisition of the stock acquisition rights by transfer

Any acquisition of the stock acquisition rights by transfer shall be subject to the approval by resolution of the board of directors of the Reorganized Company.

(8)	Terms of acquisition of stock acquisition rights

To be determined by applying mutatis mutandis Clause 7 above.

(9)	Other conditions for exercising stock acquisition rights

To be determined by applying mutatis mutandis Clause 10 below.

9.	Handling of fractions less than one (1) share resulting from the exercise of Stock Acquisition Rights

Any fraction of less than one (1) share in the shares to be delivered to the Stock Acquisition Right Holders who have exercised their Stock Acquisition Rights shall be rounded down.

10.	Other conditions for exercising Stock Acquisition Rights

(1)	In the period set forth in Clause 4 above, the Stock Acquisition Right Holders can exercise their Stock Acquisition Rights only within ten (10) days from the day immediately following the day on which they lose all the positions as director or executive officer of the Company or any consolidated subsidiary of the Company (including any consolidated subsidiary indirectly held by the Company) (the “Date of Losing Position”).

(2)

Notwithstanding the provision in item (1) above, in the following event, the Stock Acquisition Right Holders can exercise their Stock Acquisition Rights only within the following period in the period set forth in Clause 4 above:

If the Date of Losing Position did not occur to a Stock Acquisition Right Holder by August 11, 2043:

From August 12, 2043 to August 11, 2044

(3)	The provisions of items (1) and (2) above shall not apply to persons who succeeded to Stock Acquisition Rights by inheritance.

(4)	If a Stock Acquisition Right Holder has waived Stock Acquisition Rights, such holder can no longer exercise such Stock Acquisition Rights.

11.	Calculation method of the amount to be paid in for Stock Acquisition Rights

Any payment of money is not required.

12.	Allotment Date of Stock Acquisition Rights

April 1, 2021

(Exhibit 6)

Features of Stock Acquisition Rights of Sawai Pharmaceutical Co., Ltd.

Issued in July 2015

(Share Remuneration-Type Stock Option)

1.	Name of Stock Acquisition Rights

Stock Acquisition Rights of Sawai Pharmaceutical Co., Ltd. Issued in July 2015 (Share Remuneration-Type Stock Option)

2.	Class and number of shares underlying Stock Acquisition Rights

The class of shares underlying Stock Acquisition Rights shall be the common stock of the Company and the number of shares underlying each Stock Acquisition Right (the “Number of Shares Granted”) shall be two hundred (200) shares. However, if the Company carries out a share split of its common stock (including allotment of its common stock without contribution; hereinafter the same shall apply to descriptions of share split) or consolidation of its common stock on or after the date on which Stock Acquisition Rights are allotted as set forth in Clause 12 below (the “Allotment Date”), the Number of Shares Granted shall be adjusted by using the following formula, and any fraction of less than one (1) share resulting from the adjustment shall be rounded down:

Number of Shares Granted after adjustment	=	Number of Shares Granted before adjustment	×	Ratio of share split or consolidation of shares

The Number of Shares Granted after adjustment shall be applied, in the case of a share split, on or after the day immediately following the record date of the share split (if no record date is fixed, the effective date thereof) or, in the case of a consolidation of shares, on or after the effective date thereof. However, if a share split is carried out on the condition that a proposal to decrease surplus and increase the capital or capital reserves is approved at a general meeting of shareholders and the record date of the share split is set on or before the day of conclusion of the general meeting of shareholders, the Number of Shares Granted after adjustment shall, from the day immediately following the day of conclusion of the general meeting of shareholders, be retroactively applied as of the day immediately following the record date.

On or after the Allotment Date, if the Company carries out a merger or company split, or otherwise needs to adjust the Number of Shares Granted in occasions similar to the foregoing, the Company may adjust the Number of Shares Granted, as appropriate, to a reasonable extent.

In case of adjustment of the Number of Shares Granted, the Company shall notify each individual holding Stock Acquisition Rights who is entered in the stock acquisition right register (hereinafter referred to as the “Stock Acquisition Right Holder”) of or publicly announce the necessary details no later than the day immediately before the date to apply the Number of Shares Granted after adjustment. However, if the notice or public announcement cannot be made by the day immediately before the date to apply it, the Company shall make the notice or public announcement promptly thereafter.

3.	Value of the property to be contributed upon exercise of Stock Acquisition Rights

The value of the property to be contributed upon exercise of each Stock Acquisition Right shall be the amount calculated by multiplying the exercise price per share that a Stock Acquisition Right Holder can receive upon exercise of Stock Acquisition Rights, which is one (1) yen, by the Number of Shares Granted.

4.	Period during which Stock Acquisition Rights can be exercised

From July 11, 2015 to July 10, 2045.

5.	Matters regarding the capital and capital reserves that will be increased in cases where shares will be issued as a result of the exercise of Stock Acquisition Rights

(1)

The amount of increase in the capital in cases where shares will be issued as a result of the exercise of Stock Acquisition Rights shall be the half of the maximum amount of increase in the capital, etc. as calculated in accordance with Article 17, paragraph (1) of the Regulation on Corporate Accounting, and any fraction of less than one (1) yen resulting from the calculation shall be rounded up.

(2)

The amount of increase in capital reserves in cases where shares will be issued as a result of the exercise of Stock Acquisition Rights shall be the maximum amount of increase in the capital, etc. described in item (1) above less the amount of increase in the capital set forth in item (1) above.

6.	Restriction on the acquisition of Stock Acquisition Rights by transfer

Any acquisition of Stock Acquisition Rights by transfer shall be subject to the approval of the Board of Directors of the Company.

7.	Terms of acquisition of Stock Acquisition Rights

If any of the proposals described in (1) to (5) below is approved at a general meeting of shareholders (or resolved by the Board of Directors of the Company if a resolution at a general meeting of shareholders is not required), the Company may acquire Stock Acquisition Rights without consideration on a date separately determined by the Board of Directors of the Company:

(1)	Proposal for approval of a merger agreement under which the Company will be a disappearing company;

(2)	Proposal for approval of a company split agreement or company split plan under which the Company will be a split company;

(3)	Proposal for approval of a share exchange agreement or a share transfer plan under which the Company will be a wholly-owned subsidiary;

(4)

Proposal for approval of amendments to the Articles of Incorporation to introduce provisions that, as a feature of all shares issued by the Company, the approval of the Company shall be obtained for any acquisition of the shares by transfer; or

(5)

Proposal for approval of amendments to the Articles of Incorporation to introduce provisions that, as a feature of shares of the class underlying Stock Acquisition Rights, the approval of the Company shall be obtained for any acquisition of shares of such class by transfer, or that the Company may acquire all shares of such class based on a resolution at a general meeting of shareholders.

8.	Decision-making policy on the delivery of stock acquisition rights of the Reorganized Company

When the Company carries out a merger (only if the Company disappears in the merger), absorption-type company split or incorporation-type company split (in either case, only if the Company becomes a split company), or share exchange or share transfer (in either case, only if the Company becomes a wholly-owned subsidiary) (hereinafter generally referred to as the “Reorganization Measure”), stock acquisition rights of the stock company indicated in Article 236, paragraph (1), item (viii)(a) to (e) of the Companies Act (hereinafter referred to as “Reorganized Company”), as applicable, shall be delivered to the Stock Acquisition Right Holders who hold Stock Acquisition Rights remaining as of the time immediately before the effective date of the Reorganization Measure (“Remaining Stock Acquisition Rights”) (such effective date means, in the case of an absorption-type merger, the date on which the absorption-type merger takes effect; in the case of a consolidation-type merger, the incorporation date of the company incorporated in the consolidation-type merger; in the case of an absorption-type company split, the date on which the absorption-type company split takes effect; in the case of an incorporation-type company split, the incorporation date of the company incorporated in the incorporation-type company split; in the case of a share exchange, the date on which the share exchange takes effect; and in the case of a share transfer, the incorporation date of the wholly-owning parent company incorporated in the share transfer; the same shall apply hereinafter), provided that the relevant absorption-type merger agreement, consolidation-type merger agreement, absorption-type company split agreement, incorporation-type company split plan, share exchange agreement or share transfer plan provides that stock acquisition rights of the Reorganized Company will be delivered in accordance with the terms of the following items:

(1)	Number of stock acquisition rights of the Reorganized Company to be delivered

The same number of stock acquisition rights as the number of the Remaining Stock Acquisition Rights held by each Stock Acquisition Right Holder shall be delivered.

(2)	Class of shares of the Reorganized Company underlying the stock acquisition rights

Common stock of the Reorganized Company.

(3)	Number of shares of the Reorganized Company underlying the stock acquisition rights

To be determined by applying mutatis mutandis Clause 2 above, taking into account the conditions and other matters of the Reorganization Measure.

(4)	Value of the property to be contributed upon exercise of stock acquisition rights

The value of the property to be contributed upon exercise of each stock acquisition right delivered shall be the amount calculated by multiplying the exercise price after reorganization, set forth below, by the number of shares of the Reorganized Company underlying the stock acquisition rights as determined in accordance with item (3) above. The exercise price after reorganization shall be one (1) yen per share of the Reorganized Company that the Stock Acquisition Right Holders can receive upon exercise of each stock acquisition right delivered.

(5)	Period during which the stock acquisition rights can be exercised

From the later of either the first day of the period during which Stock Acquisition Right can be exercised as set forth in Clause 4 above or the effective date of the Reorganization Measure to the expiration of the period during which Stock Acquisition Rights can be exercised as set forth in Clause 4 above.

(6)	Matters regarding the capital and capital reserves that will be increased in cases where shares will be issued as a result of exercise of the stock acquisition rights

To be determined by applying mutatis mutandis Clause 5 above.

(7)	Restriction on the acquisition of the stock acquisition rights by transfer

Any acquisition of the stock acquisition rights by transfer shall be subject to the approval by resolution of the board of directors of the Reorganized Company.

(8)	Terms of acquisition of stock acquisition rights

To be determined by applying mutatis mutandis Clause 7 above.

(9)	Other conditions for exercising stock acquisition rights

To be determined by applying mutatis mutandis Clause 10 below.

9.	Handling of fractions less than one (1) share resulting from the exercise of Stock Acquisition Rights

Any fraction of less than one (1) share in the shares to be delivered to the Stock Acquisition Right Holders who have exercised their Stock Acquisition Rights shall be rounded down.

10.	Other conditions for exercising Stock Acquisition Rights

(1)

In the period set forth in Clause 4 above, the Stock Acquisition Right Holders can exercise their Stock Acquisition Rights only within ten (10) days from the day immediately following the day on which they no longer hold a position as either director or executive officer of the Company (the “Date of Losing Position”).

(2)

Notwithstanding the provision in item (1) above, in the following event, the Stock Acquisition Right Holders can exercise their Stock Acquisition Rights only within the following period in the period set forth in Clause 4 above:

If the Date of Losing Position did not occur to a Stock Acquisition Right Holder by July 10, 2044:

From July 11, 2044 to July 10, 2045

(3)	The provisions of items (1) and (2) above shall not apply to persons who succeeded to Stock Acquisition Rights by inheritance.

(4)	If a Stock Acquisition Right Holder has waived Stock Acquisition Rights, such holder can no longer exercise such Stock Acquisition Rights.

11.	Calculation method of the amount to be paid in for Stock Acquisition Rights

The amount to be paid in for each Stock Acquisition Right is calculated by multiplying the option price per share determined in accordance with the Black-Sholes model (any fraction of less than one (1) yen shall be rounded off) by the Number of Shares Granted. However, a person who is allotted Stock Acquisition Rights shall, in lieu of the payment of such paid in amount, offset the obligation regarding the paid in amount for Stock Acquisition Rights against the claim for remunerations against the Company.

12.	Allotment Date of Stock Acquisition Rights

July 10, 2015

(Exhibit 7)

Features of the 3rd Stock Acquisition Rights in 2021 of

SAWAI GROUP HOLDINGS Co., Ltd.

(Share Remuneration-Type Stock Option)

1.	Name of Stock Acquisition Rights

3rd Stock Acquisition Rights in 2021 of SAWAI GROUP HOLDINGS Co., Ltd. (Share Remuneration-Type Stock Option)

2.	Class and number of shares underlying Stock Acquisition Rights

The class of shares underlying Stock Acquisition Rights shall be the common stock of the Company and the number of shares underlying each Stock Acquisition Right (the “Number of Shares Granted”) shall be two hundred (200) shares. However, if the Company carries out a share split of its common stock (including allotment of its common stock without contribution; hereinafter the same shall apply to descriptions of share split) or consolidation of its common stock on or after the date on which Stock Acquisition Rights are allotted as set forth in Clause 12 below (the “Allotment Date”), the Number of Shares Granted shall be adjusted by using the following formula, and any fraction of less than one (1) share resulting from the adjustment shall be rounded down:

Number of Shares Granted after adjustment	=	Number of Shares Granted before adjustment	×	Ratio of share split or consolidation of shares

The Number of Shares Granted after adjustment shall be applied, in the case of a share split, on or after the day immediately following the record date of the share split (if no record date is fixed, the effective date thereof) or, in the case of a consolidation of shares, on or after the effective date thereof. However, if a share split is carried out on the condition that a proposal to decrease surplus and increase the capital or capital reserves is approved at a general meeting of shareholders and the record date of the share split is set on or before the day of conclusion of the general meeting of shareholders, the Number of Shares Granted after adjustment shall, from the day immediately following the day of conclusion of the general meeting of shareholders, be retroactively applied as of the day immediately following the record date.

On or after the Allotment Date, if the Company carries out a merger or company split, or otherwise needs to adjust the Number of Shares Granted in occasions similar to the foregoing, the Company may adjust the Number of Shares Granted, as appropriate, to a reasonable extent.

In case of adjustment of the Number of Shares Granted, the Company shall notify each individual holding Stock Acquisition Rights who is entered in the stock acquisition right register (hereinafter referred to as the “Stock Acquisition Right Holder”) of or publicly announce the necessary details no later than the day immediately before the date to apply the Number of Shares Granted after adjustment. However, if the notice or public announcement cannot be made by the day immediately before the date to apply it, the Company shall make the notice or public announcement promptly thereafter.

3.	Value of the property to be contributed upon exercise of Stock Acquisition Rights

The value of the property to be contributed upon exercise of each Stock Acquisition Right shall be the amount calculated by multiplying the exercise price per share that a Stock Acquisition Right Holder can receive upon exercise of Stock Acquisition Rights, which is one (1) yen, by the Number of Shares Granted.

4.	Period during which Stock Acquisition Rights can be exercised

From April 1, 2021 to July 10, 2045.

5.	Matters regarding the capital and capital reserves that will be increased in cases where shares will be issued as a result of the exercise of Stock Acquisition Rights

(1)

The amount of increase in the capital in cases where shares will be issued as a result of the exercise of Stock Acquisition Rights shall be the half of the maximum amount of increase in the capital, etc. as calculated in accordance with Article 17, paragraph (1) of the Regulation on Corporate Accounting, and any fraction of less than one (1) yen resulting from the calculation shall be rounded up.

(2)

The amount of increase in capital reserves in cases where shares will be issued as a result of the exercise of Stock Acquisition Rights shall be the maximum amount of increase in the capital, etc. described in item (1) above less the amount of increase in the capital set forth in item (1) above.

6.	Restriction on the acquisition of Stock Acquisition Rights by transfer

Any acquisition of Stock Acquisition Rights by transfer shall be subject to the approval of the Board of Directors of the Company.

7.	Terms of acquisition of Stock Acquisition Rights

If any of the proposals described in (1) to (5) below is approved at a general meeting of shareholders (or resolved by the Board of Directors of the Company if a resolution at a general meeting of shareholders is not required), the Company may acquire Stock Acquisition Rights without consideration on a date separately determined by the Board of Directors of the Company:

(1)	Proposal for approval of a merger agreement under which the Company will be a disappearing company;

(2)	Proposal for approval of a company split agreement or company split plan under which the Company will be a split company;

(3)	Proposal for approval of a share exchange agreement or a share transfer plan under which the Company will be a wholly-owned subsidiary;

(4)

Proposal for approval of amendments to the Articles of Incorporation to introduce provisions that, as a feature of all shares issued by the Company, the approval of the Company shall be obtained for any acquisition of the shares by transfer; or

(5)

Proposal for approval of amendments to the Articles of Incorporation to introduce provisions that, as a feature of shares of the class underlying Stock Acquisition Rights, the approval of the Company shall be obtained for any acquisition of shares of such class by transfer, or that the Company may acquire all shares of such class based on a resolution at a general meeting of shareholders.

8.	Decision-making policy on the delivery of stock acquisition rights of the Reorganized Company

When the Company carries out a merger (only if the Company disappears in the merger), absorption-type company split or incorporation-type company split (in either case, only if the Company becomes a split company), or share exchange or share transfer (in either case, only if the Company becomes a wholly-owned subsidiary) (hereinafter generally referred to as the “Reorganization Measure”), stock acquisition rights of the stock company indicated in Article 236, paragraph (1), item (viii)(a) to (e) of the Companies Act (hereinafter referred to as “Reorganized Company”), as applicable, shall be delivered to the Stock Acquisition Right Holders who hold Stock Acquisition Rights remaining as of the time immediately before the effective date of the Reorganization Measure (“Remaining Stock Acquisition Rights”) (such effective date means, in the case of an absorption-type merger, the date on which the absorption-type merger takes effect; in the case of a consolidation-type merger, the incorporation date of the company incorporated in the consolidation-type merger; in the case of an absorption-type company split, the date on which the absorption-type company split takes effect; in the case of an incorporation-type company split, the incorporation date of the company incorporated in the incorporation-type company split; in the case of a share exchange, the date on which the share exchange takes effect; and in the case of a share transfer, the incorporation date of the wholly-owning parent company incorporated in the share transfer; the same shall apply hereinafter) provided that the relevant absorption-type merger agreement, consolidation-type merger agreement, absorption-type company split agreement, incorporation-type company split plan, share exchange agreement or share transfer plan provides that stock acquisition rights of the Reorganized Company will be delivered in accordance with the terms of the following items:

(1)	Number of stock acquisition rights of the Reorganized Company to be delivered

The same number of stock acquisition rights as the number of the Remaining Stock Acquisition Rights held by each Stock Acquisition Right Holder shall be delivered.

(2)	Class of shares of the Reorganized Company underlying the stock acquisition rights

Common stock of the Reorganized Company.

(3)	Number of shares of the Reorganized Company underlying the stock acquisition rights

To be determined by applying mutatis mutandis Clause 2 above, taking into account the conditions and other matters of the Reorganization Measure.

(4)	Value of the property to be contributed upon exercise of stock acquisition rights

The value of the property to be contributed upon exercise of each stock acquisition right delivered shall be the amount calculated by multiplying the exercise price after reorganization, set forth below, by the number of shares of the Reorganized Company underlying the stock acquisition rights as determined in accordance with item (3) above. The exercise price after reorganization shall be one (1) yen per share of the Reorganized Company that the Stock Acquisition Right Holders can receive upon exercise of each stock acquisition right delivered.

(5)	Period during which the stock acquisition rights can be exercised

From the later of either the first day of the period during which Stock Acquisition Right can be exercised as set forth in Clause 4 above or the effective date of the Reorganization Measure to the expiration of the period during which Stock Acquisition Rights can be exercised as set forth in Clause 4 above.

(6)	Matters regarding the capital and capital reserves that will be increased in cases where shares will be issued as a result of exercise of the stock acquisition rights

To be determined by applying mutatis mutandis Clause 5 above.

(7)	Restriction on the acquisition of the stock acquisition rights by transfer

Any acquisition of the stock acquisition rights by transfer shall be subject to the approval by resolution of the board of directors of the Reorganized Company.

(8)	Terms of acquisition of stock acquisition rights

To be determined by applying mutatis mutandis Clause 7 above.

(9)	Other conditions for exercising stock acquisition rights

To be determined by applying mutatis mutandis Clause 10 below.

9.	Handling of fractions less than one (1) share resulting from the exercise of Stock Acquisition Rights

Any fraction of less than one (1) share in the shares to be delivered to the Stock Acquisition Right Holders who have exercised their Stock Acquisition Rights shall be rounded down.

10.	Other conditions for exercising Stock Acquisition Rights

(1)	In the period set forth in Clause 4 above, the Stock Acquisition Right Holders can exercise their Stock Acquisition Rights only within ten (10) days from the day immediately following the day on which they lose all the positions as director or executive officer of the Company or any consolidated subsidiary of the Company (including any consolidated subsidiary indirectly held by the Company) (the “Date of Losing Position”).

(2)

Notwithstanding the provision in item (1) above, in the following event, the Stock Acquisition Right Holders can exercise their Stock Acquisition Rights only within the following period in the period set forth in Clause 4 above:

If the Date of Losing Position did not occur to a Stock Acquisition Right Holder by July 10, 2044:

From July 11, 2044 to July 10, 2045

(3)	The provisions of items (1) and (2) above shall not apply to persons who succeeded to Stock Acquisition Rights by inheritance.

(4)	If a Stock Acquisition Right Holder has waived Stock Acquisition Rights, such holder can no longer exercise such Stock Acquisition Rights.

11.	Calculation method of the amount to be paid in for Stock Acquisition Rights

Any payment of money is not required.

12.	Allotment Date of Stock Acquisition Rights

April 1, 2021

(Exhibit 8)

Features of Stock Acquisition Rights of Sawai Pharmaceutical Co., Ltd.

Issued in July 2016

(Share Remuneration-Type Stock Option)

1.	Name of Stock Acquisition Rights

Stock Acquisition Rights of Sawai Pharmaceutical Co., Ltd. Issued in July 2016 (Share Remuneration-Type Stock Option)

2.	Class and number of shares underlying Stock Acquisition Rights

The class of shares underlying Stock Acquisition Rights shall be the common stock of the Company and the number of shares underlying each Stock Acquisition Right (the “Number of Shares Granted”) shall be two hundred (200) shares. However, if the Company carries out a share split of its common stock (including allotment of its common stock without contribution; hereinafter the same shall apply to descriptions of share split) or consolidation of its common stock on or after the date on which Stock Acquisition Rights are allotted as set forth in Clause 12 below (the “Allotment Date”), the Number of Shares Granted shall be adjusted by using the following formula, and any fraction of less than one (1) share resulting from the adjustment shall be rounded down:

Number of Shares Granted after adjustment	=	Number of Shares Granted before adjustment	×	Ratio of share split or consolidation of shares

The Number of Shares Granted after adjustment shall be applied, in the case of a share split, on or after the day immediately following the record date of the share split (if no record date is fixed, the effective date thereof) or, in the case of a consolidation of shares, on or after the effective date thereof. However, if a share split is carried out on the condition that a proposal to decrease surplus and increase the capital or capital reserves is approved at a general meeting of shareholders and the record date of the share split is set on or before the day of conclusion of the general meeting of shareholders, the Number of Shares Granted after adjustment shall, from the day immediately following the day of conclusion of the general meeting of shareholders, be retroactively applied as of the day immediately following the record date.

On or after the Allotment Date, if the Company carries out a merger or company split, or otherwise needs to adjust the Number of Shares Granted in occasions similar to the foregoing, the Company may adjust the Number of Shares Granted, as appropriate, to a reasonable extent.

In case of adjustment of the Number of Shares Granted, the Company shall notify each individual holding Stock Acquisition Rights who is entered in the stock acquisition right register (hereinafter referred to as the “Stock Acquisition Right Holder”) of or publicly announce the necessary details no later than the day immediately before the date to apply the Number of Shares Granted after adjustment. However, if the notice or public announcement cannot be made by the day immediately before the date to apply it, the Company shall make the notice or public announcement promptly thereafter.

3.	Value of the property to be contributed upon exercise of Stock Acquisition Rights

The value of the property to be contributed upon exercise of each Stock Acquisition Right shall be the amount calculated by multiplying the exercise price per share that a Stock Acquisition Right Holder can receive upon exercise of Stock Acquisition Rights, which is one (1) yen, by the Number of Shares Granted.

4.	Period during which Stock Acquisition Rights can be exercised

From July 13, 2016 to July 12, 2046.

5.	Matters regarding the capital and capital reserves that will be increased in cases where shares will be issued as a result of the exercise of Stock Acquisition Rights

(1)

The amount of increase in the capital in cases where shares will be issued as a result of the exercise of Stock Acquisition Rights shall be the half of the maximum amount of increase in the capital, etc. as calculated in accordance with Article 17, paragraph (1) of the Regulation on Corporate Accounting, and any fraction of less than one (1) yen resulting from the calculation shall be rounded up.

(2)

The amount of increase in capital reserves in cases where shares will be issued as a result of the exercise of Stock Acquisition Rights shall be the maximum amount of increase in the capital, etc. described in item (1) above less the amount of increase in the capital set forth in item (1) above.

6.	Restriction on the acquisition of Stock Acquisition Rights by transfer

Any acquisition of Stock Acquisition Rights by transfer shall be subject to the approval of the Board of Directors of the Company.

7.	Terms of acquisition of Stock Acquisition Rights

If any of the proposals described in (1) to (5) below is approved at a general meeting of shareholders (or resolved by the Board of Directors of the Company if a resolution at a general meeting of shareholders is not required), the Company may acquire Stock Acquisition Rights without consideration on a date separately determined by the Board of Directors of the Company:

(1)	Proposal for approval of a merger agreement under which the Company will be a disappearing company;

(2)	Proposal for approval of a company split agreement or company split plan under which the Company will be a split company;

(3)	Proposal for approval of a share exchange agreement or a share transfer plan under which the Company will be a wholly-owned subsidiary;

(4)

Proposal for approval of amendments to the Articles of Incorporation to introduce provisions that, as a feature of all shares issued by the Company, the approval of the Company shall be obtained for any acquisition of the shares by transfer; or

(5)

Proposal for approval of amendments to the Articles of Incorporation to introduce provisions that, as a feature of shares of the class underlying Stock Acquisition Rights, the approval of the Company shall be obtained for any acquisition of shares of such class by transfer, or that the Company may acquire all shares of such class based on a resolution at a general meeting of shareholders.

8.	Decision-making policy on the delivery of stock acquisition rights of the Reorganized Company

When the Company carries out a merger (only if the Company disappears in the merger), absorption-type company split or incorporation-type company split (in either case, only if the Company becomes a split company), or share exchange or share transfer (in either case, only if the Company becomes a wholly-owned subsidiary) (hereinafter generally referred to as the “Reorganization Measure”), stock acquisition rights of the stock company indicated in Article 236, paragraph (1), item (viii)(a) to (e) of the Companies Act (hereinafter referred to as “Reorganized Company”), as applicable, shall be delivered to the Stock Acquisition Right Holders who hold Stock Acquisition Rights remaining as of the time immediately before the effective date of the Reorganization Measure (“Remaining Stock Acquisition Rights”) (such effective date means, in the case of an absorption-type merger, the date on which the absorption-type merger takes effect; in the case of a consolidation-type merger, the incorporation date of the company incorporated in the consolidation-type merger; in the case of an absorption-type company split, the date on which the absorption-type company split takes effect; in the case of an incorporation-type company split, the incorporation date of the company incorporated in the incorporation-type company split; in the case of a share exchange, the date on which the share exchange takes effect; and in the case of a share transfer, the incorporation date of the wholly-owning parent company incorporated in the share transfer; the same shall apply hereinafter), provided that the relevant absorption-type merger agreement, consolidation-type merger agreement, absorption-type company split agreement, incorporation-type company split plan, share exchange agreement or share transfer plan provides that stock acquisition rights of the Reorganized Company will be delivered in accordance with the terms of the following items:

(1)	Number of stock acquisition rights of the Reorganized Company to be delivered

The same number of stock acquisition rights as the number of the Remaining Stock Acquisition Rights held by each Stock Acquisition Right Holder shall be delivered.

(2)	Class of shares of the Reorganized Company underlying the stock acquisition rights

Common stock of the Reorganized Company.

(3)	Number of shares of the Reorganized Company underlying the stock acquisition rights

To be determined by applying mutatis mutandis Clause 2 above, taking into account the conditions and other matters of the Reorganization Measure.

(4)	Value of the property to be contributed upon exercise of stock acquisition rights

The value of the property to be contributed upon exercise of each stock acquisition right delivered shall be the amount calculated by multiplying the exercise price after reorganization, set forth below, by the number of shares of the Reorganized Company underlying the stock acquisition rights as determined in accordance with item (3) above. The exercise price after reorganization shall be one (1) yen per share of the Reorganized Company that the Stock Acquisition Right Holders can receive upon exercise of each stock acquisition right delivered.

(5)	Period during which the stock acquisition rights can be exercised

From the later of either the first day of the period during which Stock Acquisition Right can be exercised as set forth in Clause 4 above or the effective date of the Reorganization Measure to the expiration of the period during which Stock Acquisition Rights can be exercised as set forth in Clause 4 above.

(6)	Matters regarding the capital and capital reserves that will be increased in cases where shares will be issued as a result of exercise of the stock acquisition rights

To be determined by applying mutatis mutandis Clause 5 above.

(7)	Restriction on the acquisition of the stock acquisition rights by transfer

Any acquisition of the stock acquisition rights by transfer shall be subject to the approval by resolution of the board of directors of the Reorganized Company.

(8)	Terms of acquisition of stock acquisition rights

To be determined by applying mutatis mutandis Clause 7 above.

(9)	Other conditions for exercising stock acquisition rights

To be determined by applying mutatis mutandis Clause 10 below.

9.	Handling of fractions less than one (1) share resulting from the exercise of Stock Acquisition Rights

Any fraction of less than one (1) share in the shares to be delivered to the Stock Acquisition Right Holders who have exercised their Stock Acquisition Rights shall be rounded down.

10.	Other conditions for exercising Stock Acquisition Rights

(1)

In the period set forth in Clause 4 above, the Stock Acquisition Right Holders can exercise their Stock Acquisition Rights only within ten (10) days from the day immediately following the day on which they no longer hold a position as either director or executive officer of the Company (the “Date of Losing Position”).

(2)

Notwithstanding the provision in item (1) above, in the following event, the Stock Acquisition Right Holders can exercise their Stock Acquisition Rights only within the following period in the period set forth in Clause 4 above:

If the Date of Losing Position did not occur to a Stock Acquisition Right Holder by July 12, 2045:

From July 13, 2045 to July 12, 2046

(3)	The provisions of items (1) and (2) above shall not apply to persons who succeeded to Stock Acquisition Rights by inheritance.

(4)	If a Stock Acquisition Right Holder has waived Stock Acquisition Rights, such holder can no longer exercise such Stock Acquisition Rights.

11.	Calculation method of the amount to be paid in for Stock Acquisition Rights

The amount to be paid in for each Stock Acquisition Right is calculated by multiplying the option price per share determined in accordance with the Black-Sholes model (any fraction of less than one (1) yen shall be rounded off) by the Number of Shares Granted. However, a person who is allotted Stock Acquisition Rights shall, in lieu of the payment of such paid in amount, offset the obligation regarding the paid in amount for Stock Acquisition Rights against the claim for remunerations against the Company.

12.	Allotment Date of Stock Acquisition Rights

July 12, 2016

(Exhibit 9)

Features of the 4th Stock Acquisition Rights in 2021 of

SAWAI GROUP HOLDINGS Co., Ltd.

(Share Remuneration-Type Stock Option)

1.	Name of Stock Acquisition Rights

4th Stock Acquisition Rights in 2021 of SAWAI GROUP HOLDINGS Co., Ltd. (Share Remuneration-Type Stock Option)

2.	Class and number of shares underlying Stock Acquisition Rights

The class of shares underlying Stock Acquisition Rights shall be the common stock of the Company and the number of shares underlying each Stock Acquisition Right (the “Number of Shares Granted”) shall be two hundred (200) shares. However, if the Company carries out a share split of its common stock (including allotment of its common stock without contribution; hereinafter the same shall apply to descriptions of share split) or consolidation of its common stock on or after the date on which Stock Acquisition Rights are allotted as set forth in Clause 12 below (the “Allotment Date”), the Number of Shares Granted shall be adjusted by using the following formula, and any fraction of less than one (1) share resulting from the adjustment shall be rounded down:

Number of Shares Granted after adjustment	=	Number of Shares Granted before adjustment	×	Ratio of share split or consolidation of shares

The Number of Shares Granted after adjustment shall be applied, in the case of a share split, on or after the day immediately following the record date of the share split (if no record date is fixed, the effective date thereof) or, in the case of a consolidation of shares, on or after the effective date thereof. However, if a share split is carried out on the condition that a proposal to decrease surplus and increase the capital or capital reserves is approved at a general meeting of shareholders and the record date of the share split is set on or before the day of conclusion of the general meeting of shareholders, the Number of Shares Granted after adjustment shall, from the day immediately following the day of conclusion of the general meeting of shareholders, be retroactively applied as of the day immediately following the record date.

On or after the Allotment Date, if the Company carries out a merger or company split, or otherwise needs to adjust the Number of Shares Granted in occasions similar to the foregoing, the Company may adjust the Number of Shares Granted, as appropriate, to a reasonable extent.

In case of adjustment of the Number of Shares Granted, the Company shall notify each individual holding Stock Acquisition Rights who is entered in the stock acquisition right register (hereinafter referred to as the “Stock Acquisition Right Holder”) of or publicly announce the necessary details no later than the day immediately before the date to apply the Number of Shares Granted after adjustment. However, if the notice or public announcement cannot be made by the day immediately before the date to apply it, the Company shall make the notice or public announcement promptly thereafter.

3.	Value of the property to be contributed upon exercise of Stock Acquisition Rights

The value of the property to be contributed upon exercise of each Stock Acquisition Right shall be the amount calculated by multiplying the exercise price per share that a Stock Acquisition Right Holder can receive upon exercise of Stock Acquisition Rights, which is one (1) yen, by the Number of Shares Granted.

4.	Period during which Stock Acquisition Rights can be exercised

From April 1, 2021 to July 12, 2046.

5.	Matters regarding the capital and capital reserves that will be increased in cases where shares will be issued as a result of the exercise of Stock Acquisition Rights

(1)

The amount of increase in the capital in cases where shares will be issued as a result of the exercise of Stock Acquisition Rights shall be the half of the maximum amount of increase in the capital, etc. as calculated in accordance with Article 17, paragraph (1) of the Regulation on Corporate Accounting, and any fraction of less than one (1) yen resulting from the calculation shall be rounded up.

(2)

The amount of increase in capital reserves in cases where shares will be issued as a result of the exercise of Stock Acquisition Rights shall be the maximum amount of increase in the capital, etc. described in item (1) above less the amount of increase in the capital set forth in item (1) above.

6.	Restriction on the acquisition of Stock Acquisition Rights by transfer

Any acquisition of Stock Acquisition Rights by transfer shall be subject to the approval of the Board of Directors of the Company.

7.	Terms of acquisition of Stock Acquisition Rights

If any of the proposals described in (1) to (5) below is approved at a general meeting of shareholders (or resolved by the Board of Directors of the Company if a resolution at a general meeting of shareholders is not required), the Company may acquire Stock Acquisition Rights without consideration on a date separately determined by the Board of Directors of the Company:

(1)	Proposal for approval of a merger agreement under which the Company will be a disappearing company;

(2)	Proposal for approval of a company split agreement or company split plan under which the Company will be a split company;

(3)	Proposal for approval of a share exchange agreement or a share transfer plan under which the Company will be a wholly-owned subsidiary;

(4)

Proposal for approval of amendments to the Articles of Incorporation to introduce provisions that, as a feature of all shares issued by the Company, the approval of the Company shall be obtained for any acquisition of the shares by transfer; or

(5)

Proposal for approval of amendments to the Articles of Incorporation to introduce provisions that, as a feature of shares of the class underlying Stock Acquisition Rights, the approval of the Company shall be obtained for any acquisition of shares of such class by transfer, or that the Company may acquire all shares of such class based on a resolution at a general meeting of shareholders.

8.	Decision-making policy on the delivery of stock acquisition rights of the Reorganized Company

When the Company carries out a merger (only if the Company disappears in the merger), absorption-type company split or incorporation-type company split (in either case, only if the Company becomes a split company), or share exchange or share transfer (in either case, only if the Company becomes a wholly-owned subsidiary) (hereinafter generally referred to as the “Reorganization Measure”), stock acquisition rights of the stock company indicated in Article 236, paragraph (1), item (viii)(a) to (e) of the Companies Act (hereinafter referred to as “Reorganized Company”), as applicable, shall be delivered to the Stock Acquisition Right Holders who hold Stock Acquisition Rights remaining as of the time immediately before the effective date of the Reorganization Measure (“Remaining Stock Acquisition Rights”) (such effective date means, in the case of an absorption-type merger, the date on which the absorption-type merger takes effect; in the case of a consolidation-type merger, the incorporation date of the company incorporated in the consolidation-type merger; in the case of an absorption-type company split, the date on which the absorption-type company split takes effect; in the case of an incorporation-type company split, the incorporation date of the company incorporated in the incorporation-type company split; in the case of a share exchange, the date on which the share exchange takes effect; and in the case of a share transfer, the incorporation date of the wholly-owning parent company incorporated in the share transfer; the same shall apply hereinafter), provided that the relevant absorption-type merger agreement, consolidation-type merger agreement, absorption-type company split agreement, incorporation-type company split plan, share exchange agreement or share transfer plan provides that stock acquisition rights of the Reorganized Company will be delivered in accordance with the terms of the following items:

(1)	Number of stock acquisition rights of the Reorganized Company to be delivered

The same number of stock acquisition rights as the number of the Remaining Stock Acquisition Rights held by each Stock Acquisition Right Holder shall be delivered.

(2)	Class of shares of the Reorganized Company underlying the stock acquisition rights

Common stock of the Reorganized Company.

(3)	Number of shares of the Reorganized Company underlying the stock acquisition rights

To be determined by applying mutatis mutandis Clause 2 above, taking into account the conditions and other matters of the Reorganization Measure.

(4)	Value of the property to be contributed upon exercise of stock acquisition rights

The value of the property to be contributed upon exercise of each stock acquisition right delivered shall be the amount calculated by multiplying the exercise price after reorganization, set forth below, by the number of shares of the Reorganized Company underlying the stock acquisition rights as determined in accordance with item (3) above. The exercise price after reorganization shall be one (1) yen per share of the Reorganized Company that the Stock Acquisition Right Holders can receive upon exercise of each stock acquisition right delivered.

(5)	Period during which the stock acquisition rights can be exercised

From the later of either the first day of the period during which Stock Acquisition Right can be exercised as set forth in Clause 4 above or the effective date of the Reorganization Measure to the expiration of the period during which Stock Acquisition Rights can be exercised as set forth in Clause 4 above.

(6)	Matters regarding the capital and capital reserves that will be increased in cases where shares will be issued as a result of exercise of the stock acquisition rights

To be determined by applying mutatis mutandis Clause 5 above.

(7)	Restriction on the acquisition of the stock acquisition rights by transfer

Any acquisition of the stock acquisition rights by transfer shall be subject to the approval by resolution of the board of directors of the Reorganized Company.

(8)	Terms of acquisition of stock acquisition rights

To be determined by applying mutatis mutandis Clause 7 above.

(9)	Other conditions for exercising stock acquisition rights

To be determined by applying mutatis mutandis Clause 10 below.

9.	Handling of fractions less than one (1) share resulting from the exercise of Stock Acquisition Rights

Any fraction of less than one (1) share in the shares to be delivered to the Stock Acquisition Right Holders who have exercised their Stock Acquisition Rights shall be rounded down.

10.	Other conditions for exercising Stock Acquisition Rights

(1)	In the period set forth in Clause 4 above, the Stock Acquisition Right Holders can exercise their Stock Acquisition Rights only within ten (10) days from the day immediately following the day on which they lose all the positions as director or executive officer of the Company or any consolidated subsidiary of the Company (including any consolidated subsidiary indirectly held by the Company) (the “Date of Losing Position”).

(2)

Notwithstanding the provision in item (1) above, in the following event, the Stock Acquisition Right Holders can exercise their Stock Acquisition Rights only within the following period in the period set forth in Clause 4 above:

If the Date of Losing Position did not occur to a Stock Acquisition Right Holder by July 12, 2045:

From July 13, 2045 to July 12, 2046

(3)	The provisions of items (1) and (2) above shall not apply to persons who succeeded to Stock Acquisition Rights by inheritance.

(4)	If a Stock Acquisition Right Holder has waived Stock Acquisition Rights, such holder can no longer exercise such Stock Acquisition Rights.

11.	Calculation method of the amount to be paid in for Stock Acquisition Rights

Any payment of money is not required.

12.	Allotment Date of Stock Acquisition Rights

April 1, 2021

(Exhibit 10)

Features of Stock Acquisition Rights of Sawai Pharmaceutical Co., Ltd.

Issued in July 2017

(Share Remuneration-Type Stock Option)

1.	Name of Stock Acquisition Rights

Stock Acquisition Rights of Sawai Pharmaceutical Co., Ltd. Issued in July 2017 (Share Remuneration-Type Stock Option)

2.	Class and number of shares underlying Stock Acquisition Rights

The class of shares underlying Stock Acquisition Rights shall be the common stock of the Company and the number of shares underlying each Stock Acquisition Right (the “Number of Shares Granted”) shall be two hundred (200) shares. However, if the Company carries out a share split of its common stock (including allotment of its common stock without contribution; hereinafter the same shall apply to descriptions of share split) or consolidation of its common stock on or after the date on which Stock Acquisition Rights are allotted as set forth in Clause 12 below (the “Allotment Date”), the Number of Shares Granted shall be adjusted by using the following formula, and any fraction of less than one (1) share resulting from the adjustment shall be rounded down:

Number of Shares Granted after adjustment	=	Number of Shares Granted before adjustment	×	Ratio of share split or consolidation of shares

The Number of Shares Granted after adjustment shall be applied, in the case of a share split, on or after the day immediately following the record date of the share split (if no record date is fixed, the effective date thereof) or, in the case of a consolidation of shares, on or after the effective date thereof. However, if a share split is carried out on the condition that a proposal to decrease surplus and increase the capital or capital reserves is approved at a general meeting of shareholders and the record date of the share split is set on or before the day of conclusion of the general meeting of shareholders, the Number of Shares Granted after adjustment shall, from the day immediately following the day of conclusion of the general meeting of shareholders, be retroactively applied as of the day immediately following the record date.

On or after the Allotment Date, if the Company carries out a merger or company split, or otherwise needs to adjust the Number of Shares Granted in occasions similar to the foregoing, the Company may adjust the Number of Shares Granted, as appropriate, to a reasonable extent.

In case of adjustment of the Number of Shares Granted, the Company shall notify each individual holding Stock Acquisition Rights who is entered in the stock acquisition right register (hereinafter referred to as the “Stock Acquisition Right Holder”) of or publicly announce the necessary details no later than the day immediately before the date to apply the Number of Shares Granted after adjustment. However, if the notice or public announcement cannot be made by the day immediately before the date to apply it, the Company shall make the notice or public announcement promptly thereafter.

3.	Value of the property to be contributed upon exercise of Stock Acquisition Rights

The value of the property to be contributed upon exercise of each Stock Acquisition Right shall be the amount calculated by multiplying the exercise price per share that a Stock Acquisition Right Holder can receive upon exercise of Stock Acquisition Rights, which is one (1) yen, by the Number of Shares Granted.

4.	Period during which Stock Acquisition Rights can be exercised

From July 13, 2017 to July 12, 2047.

5.	Matters regarding the capital and capital reserves that will be increased in cases where shares will be issued as a result of the exercise of Stock Acquisition Rights

(1)

The amount of increase in the capital in cases where shares will be issued as a result of the exercise of Stock Acquisition Rights shall be the half of the maximum amount of increase in the capital, etc. as calculated in accordance with Article 17, paragraph (1) of the Regulation on Corporate Accounting, and any fraction of less than one (1) yen resulting from the calculation shall be rounded up.

(2)

The amount of increase in capital reserves in cases where shares will be issued as a result of the exercise of Stock Acquisition Rights shall be the maximum amount of increase in the capital, etc. described in item (1) above less the amount of increase in the capital set forth in item (1) above.

6.	Restriction on the acquisition of Stock Acquisition Rights by transfer

Any acquisition of Stock Acquisition Rights by transfer shall be subject to the approval of the Board of Directors of the Company.

7.	Terms of acquisition of Stock Acquisition Rights

If any of the proposals described in (1) to (5) below is approved at a general meeting of shareholders (or resolved by the Board of Directors of the Company if a resolution at a general meeting of shareholders is not required), the Company may acquire Stock Acquisition Rights without consideration on a date separately determined by the Board of Directors of the Company:

(1)	Proposal for approval of a merger agreement under which the Company will be a disappearing company;

(2)	Proposal for approval of a company split agreement or company split plan under which the Company will be a split company;

(3)	Proposal for approval of a share exchange agreement or a share transfer plan under which the Company will be a wholly-owned subsidiary;

(4)

Proposal for approval of amendments to the Articles of Incorporation to introduce provisions that, as a feature of all shares issued by the Company, the approval of the Company shall be obtained for any acquisition of the shares by transfer; or

(5)

Proposal for approval of amendments to the Articles of Incorporation to introduce provisions that, as a feature of shares of the class underlying Stock Acquisition Rights, the approval of the Company shall be obtained for any acquisition of shares of such class by transfer, or that the Company may acquire all shares of such class based on a resolution at a general meeting of shareholders.

8.	Decision-making policy on the delivery of stock acquisition rights of the Reorganized Company

When the Company carries out a merger (only if the Company disappears in the merger), absorption-type company split or incorporation-type company split (in either case, only if the Company becomes a split company), or share exchange or share transfer (in either case, only if the Company becomes a wholly-owned subsidiary) (hereinafter generally referred to as the “Reorganization Measure”), stock acquisition rights of the stock company indicated in Article 236, paragraph (1), item (viii)(a) to (e) of the Companies Act (hereinafter referred to as “Reorganized Company”), as applicable, shall be delivered to the Stock Acquisition Right Holders who hold Stock Acquisition Rights remaining as of the time immediately before the effective date of the Reorganization Measure (“Remaining Stock Acquisition Rights”) (such effective date means, in the case of an absorption-type merger, the date on which the absorption-type merger takes effect; in the case of a consolidation-type merger, the incorporation date of the company incorporated in the consolidation-type merger; in the case of an absorption-type company split, the date on which the absorption-type company split takes effect; in the case of an incorporation-type company split, the incorporation date of the company incorporated in the incorporation-type company split; in the case of a share exchange, the date on which the share exchange takes effect; and in the case of a share transfer, the incorporation date of the wholly-owning parent company incorporated in the share transfer; the same shall apply hereinafter), provided that the relevant absorption-type merger agreement, consolidation-type merger agreement, absorption-type company split agreement, incorporation-type company split plan, share exchange agreement or share transfer plan provides that stock acquisition rights of the Reorganized Company will be delivered in accordance with the terms of the following items:

(1)	Number of stock acquisition rights of the Reorganized Company to be delivered

The same number of stock acquisition rights as the number of the Remaining Stock Acquisition Rights held by each Stock Acquisition Right Holder shall be delivered.

(2)	Class of shares of the Reorganized Company underlying the stock acquisition rights

Common stock of the Reorganized Company.

(3)	Number of shares of the Reorganized Company underlying the stock acquisition rights

To be determined by applying mutatis mutandis Clause 2 above, taking into account the conditions and other matters of the Reorganization Measure.

(4)	Value of the property to be contributed upon exercise of stock acquisition rights

The value of the property to be contributed upon exercise of each stock acquisition right delivered shall be the amount calculated by multiplying the exercise price after reorganization, set forth below, by the number of shares of the Reorganized Company underlying the stock acquisition rights as determined in accordance with item (3) above. The exercise price after reorganization shall be one (1) yen per share of the Reorganized Company that the Stock Acquisition Right Holders can receive upon exercise of each stock acquisition right delivered.

(5)	Period during which the stock acquisition rights can be exercised

From the later of either the first day of the period during which Stock Acquisition Right can be exercised as set forth in Clause 4 above or the effective date of the Reorganization Measure to the expiration of the period during which Stock Acquisition Rights can be exercised as set forth in Clause 4 above.

(6)	Matters regarding the capital and capital reserves that will be increased in cases where shares will be issued as a result of exercise of the stock acquisition rights

To be determined by applying mutatis mutandis Clause 5 above.

(7)	Restriction on the acquisition of the stock acquisition rights by transfer

Any acquisition of the stock acquisition rights by transfer shall be subject to the approval by resolution of the board of directors of the Reorganized Company.

(8)	Terms of acquisition of stock acquisition rights

To be determined by applying mutatis mutandis Clause 7 above.

(9)	Other conditions for exercising stock acquisition rights

To be determined by applying mutatis mutandis Clause 10 below.

9.	Handling of fractions less than one (1) share resulting from the exercise of Stock Acquisition Rights

Any fraction of less than one (1) share in the shares to be delivered to the Stock Acquisition Right Holders who have exercised their Stock Acquisition Rights shall be rounded down.

10.	Other conditions for exercising Stock Acquisition Rights

(1)

In the period set forth in Clause 4 above, the Stock Acquisition Right Holders can exercise their Stock Acquisition Rights only within ten (10) days from the day immediately following the day on which they no longer hold a position as either director or executive officer of the Company (the “Date of Losing Position”).

(2)

Notwithstanding the provision in item (1) above, in the following event, the Stock Acquisition Right Holders can exercise their Stock Acquisition Rights only within the following period in the period set forth in Clause 4 above:

If the Date of Losing Position did not occur to a Stock Acquisition Right Holder by July 12, 2046:

From July 13, 2046 to July 12, 2047

(3)	The provisions of items (1) and (2) above shall not apply to persons who succeeded to Stock Acquisition Rights by inheritance.

(4)	If a Stock Acquisition Right Holder has waived Stock Acquisition Rights, such holder can no longer exercise such Stock Acquisition Rights.

11.	Calculation method of the amount to be paid in for Stock Acquisition Rights

The amount to be paid in for each Stock Acquisition Right is calculated by multiplying the option price per share determined in accordance with the Black-Sholes model (any fraction of less than one (1) yen shall be rounded off) by the Number of Shares Granted. However, a person who is allotted Stock Acquisition Rights shall, in lieu of the payment of such paid in amount, offset the obligation regarding the paid in amount for Stock Acquisition Rights against the claim for remunerations against the Company.

12.	Allotment Date of Stock Acquisition Rights

July 12, 2017

(Exhibit 11)

Features of the 5th Stock Acquisition Rights in 2021 of

SAWAI GROUP HOLDINGS Co., Ltd.

(Share Remuneration-Type Stock Option)

1.	Name of Stock Acquisition Rights

5th Stock Acquisition Rights in 2021 of SAWAI GROUP HOLDINGS Co., Ltd. (Share Remuneration-Type Stock Option)

2.	Class and number of shares underlying Stock Acquisition Rights

The class of shares underlying Stock Acquisition Rights shall be the common stock of the Company and the number of shares underlying each Stock Acquisition Right (the “Number of Shares Granted”) shall be two hundred (200) shares. However, if the Company carries out a share split of its common stock (including allotment of its common stock without contribution; hereinafter the same shall apply to descriptions of share split) or consolidation of its common stock on or after the date on which Stock Acquisition Rights are allotted as set forth in Clause 12 below (the “Allotment Date”), the Number of Shares Granted shall be adjusted by using the following formula, and any fraction of less than one (1) share resulting from the adjustment shall be rounded down:

Number of Shares Granted after adjustment	=	Number of Shares Granted before adjustment	×	Ratio of share split or consolidation of shares

The Number of Shares Granted after adjustment shall be applied, in the case of a share split, on or after the day immediately following the record date of the share split (if no record date is fixed, the effective date thereof) or, in the case of a consolidation of shares, on or after the effective date thereof. However, if a share split is carried out on the condition that a proposal to decrease surplus and increase the capital or capital reserves is approved at a general meeting of shareholders and the record date of the share split is set on or before the day of conclusion of the general meeting of shareholders, the Number of Shares Granted after adjustment shall, from the day immediately following the day of conclusion of the general meeting of shareholders, be retroactively applied as of the day immediately following the record date.

On or after the Allotment Date, if the Company carries out a merger or company split, or otherwise needs to adjust the Number of Shares Granted in occasions similar to the foregoing, the Company may adjust the Number of Shares Granted, as appropriate, to a reasonable extent.

In case of adjustment of the Number of Shares Granted, the Company shall notify each individual holding Stock Acquisition Rights who is entered in the stock acquisition right register (hereinafter referred to as the “Stock Acquisition Right Holder”) of or publicly announce the necessary details no later than the day immediately before the date to apply the Number of Shares Granted after adjustment. However, if the notice or public announcement cannot be made by the day immediately before the date to apply it, the Company shall make the notice or public announcement promptly thereafter.

3.	Value of the property to be contributed upon exercise of Stock Acquisition Rights

The value of the property to be contributed upon exercise of each Stock Acquisition Right shall be the amount calculated by multiplying the exercise price per share that a Stock Acquisition Right Holder can receive upon exercise of Stock Acquisition Rights, which is one (1) yen, by the Number of Shares Granted.

4.	Period during which Stock Acquisition Rights can be exercised

From April 1, 2021 to July 12, 2047.

5.	Matters regarding the capital and capital reserves that will be increased in cases where shares will be issued as a result of the exercise of Stock Acquisition Rights

(1)

The amount of increase in the capital in cases where shares will be issued as a result of the exercise of Stock Acquisition Rights shall be the half of the maximum amount of increase in the capital, etc. as calculated in accordance with Article 17, paragraph (1) of the Regulation on Corporate Accounting, and any fraction of less than one (1) yen resulting from the calculation shall be rounded up.

(2)

The amount of increase in capital reserves in cases where shares will be issued as a result of the exercise of Stock Acquisition Rights shall be the maximum amount of increase in the capital, etc. described in item (1) above less the amount of increase in the capital set forth in item (1) above.

6.	Restriction on the acquisition of Stock Acquisition Rights by transfer

Any acquisition of Stock Acquisition Rights by transfer shall be subject to the approval of the Board of Directors of the Company.

7.	Terms of acquisition of Stock Acquisition Rights

If any of the proposals described in (1) to (5) below is approved at a general meeting of shareholders (or resolved by the Board of Directors of the Company if a resolution at a general meeting of shareholders is not required), the Company may acquire Stock Acquisition Rights without consideration on a date separately determined by the Board of Directors of the Company:

(1)	Proposal for approval of a merger agreement under which the Company will be a disappearing company;

(2)	Proposal for approval of a company split agreement or company split plan under which the Company will be a split company;

(3)	Proposal for approval of a share exchange agreement or a share transfer plan under which the Company will be a wholly-owned subsidiary;

(4)

Proposal for approval of amendments to the Articles of Incorporation to introduce provisions that, as a feature of all shares issued by the Company, the approval of the Company shall be obtained for any acquisition of the shares by transfer; or

(5)

Proposal for approval of amendments to the Articles of Incorporation to introduce provisions that, as a feature of shares of the class underlying Stock Acquisition Rights, the approval of the Company shall be obtained for any acquisition of shares of such class by transfer, or that the Company may acquire all shares of such class based on a resolution at a general meeting of shareholders.

8.	Decision-making policy on the delivery of stock acquisition rights of the Reorganized Company

When the Company carries out a merger (only if the Company disappears in the merger), absorption-type company split or incorporation-type company split (in either case, only if the Company becomes a split company), or share exchange or share transfer (in either case, only if the Company becomes a wholly-owned subsidiary) (hereinafter generally referred to as the “Reorganization Measure”), stock acquisition rights of the stock company indicated in Article 236, paragraph (1), item (viii)(a) to (e) of the Companies Act (hereinafter referred to as “Reorganized Company”), as applicable, shall be delivered to the Stock Acquisition Right Holders who hold Stock Acquisition Rights remaining as of the time immediately before the effective date of the Reorganization Measure (“Remaining Stock Acquisition Rights”) (such effective date means, in the case of an absorption-type merger, the date on which the absorption-type merger takes effect; in the case of a consolidation-type merger, the incorporation date of the company incorporated in the consolidation-type merger; in the case of an absorption-type company split, the date on which the absorption-type company split takes effect; in the case of an incorporation-type company split, the incorporation date of the company incorporated in the incorporation-type company split; in the case of a share exchange, the date on which the share exchange takes effect; and in the case of a share transfer, the incorporation date of the wholly-owning parent company incorporated in the share transfer; the same shall apply hereinafter), provided that the relevant absorption-type merger agreement, consolidation-type merger agreement, absorption-type company split agreement, incorporation-type company split plan, share exchange agreement or share transfer plan provides that stock acquisition rights of the Reorganized Company will be delivered in accordance with the terms of the following items:

(1)	Number of stock acquisition rights of the Reorganized Company to be delivered

The same number of stock acquisition rights as the number of the Remaining Stock Acquisition Rights held by each Stock Acquisition Right Holder shall be delivered.

(2)	Class of shares of the Reorganized Company underlying the stock acquisition rights

Common stock of the Reorganized Company.

(3)	Number of shares of the Reorganized Company underlying the stock acquisition rights

To be determined by applying mutatis mutandis Clause 2 above, taking into account the conditions and other matters of the Reorganization Measure.

(4)	Value of the property to be contributed upon exercise of stock acquisition rights

The value of the property to be contributed upon exercise of each stock acquisition right delivered shall be the amount calculated by multiplying the exercise price after reorganization, set forth below, by the number of shares of the Reorganized Company underlying the stock acquisition rights as determined in accordance with item (3) above. The exercise price after reorganization shall be one (1) yen per share of the Reorganized Company that the Stock Acquisition Right Holders can receive upon exercise of each stock acquisition right delivered.

(5)	Period during which the stock acquisition rights can be exercised

From the later of either the first day of the period during which Stock Acquisition Right can be exercised as set forth in Clause 4 above or the effective date of the Reorganization Measure to the expiration of the period during which Stock Acquisition Rights can be exercised as set forth in Clause 4 above.

(6)	Matters regarding the capital and capital reserves that will be increased in cases where shares will be issued as a result of exercise of the stock acquisition rights

To be determined by applying mutatis mutandis Clause 5 above.

(7)	Restriction on the acquisition of the stock acquisition rights by transfer

Any acquisition of the stock acquisition rights by transfer shall be subject to the approval by resolution of the board of directors of the Reorganized Company.

(8)	Terms of acquisition of stock acquisition rights

To be determined by applying mutatis mutandis Clause 7 above.

(9)	Other conditions for exercising stock acquisition rights

To be determined by applying mutatis mutandis Clause 10 below.

9.	Handling of fractions less than one (1) share resulting from the exercise of Stock Acquisition Rights

Any fraction of less than one (1) share in the shares to be delivered to the Stock Acquisition Right Holders who have exercised their Stock Acquisition Rights shall be rounded down.

10.	Other conditions for exercising Stock Acquisition Rights

(1)	In the period set forth in Clause 4 above, the Stock Acquisition Right Holders can exercise their Stock Acquisition Rights only within ten (10) days from the day immediately following the day on which they lose all the positions as director or executive officer of the Company or any consolidated subsidiary of the Company (including any consolidated subsidiary indirectly held by the Company) (the “Date of Losing Position”).

(2)

Notwithstanding the provision in item (1) above, in the following event, the Stock Acquisition Right Holders can exercise their Stock Acquisition Rights only within the following period in the period set forth in Clause 4 above:

If the Date of Losing Position did not occur to a Stock Acquisition Right Holder by July 12, 2046:

From July 13, 2046 to July 12, 2047

(3)	The provisions of items (1) and (2) above shall not apply to persons who succeeded to Stock Acquisition Rights by inheritance.

(4)	If a Stock Acquisition Right Holder has waived Stock Acquisition Rights, such holder can no longer exercise such Stock Acquisition Rights.

11.	Calculation method of the amount to be paid in for Stock Acquisition Rights

Any payment of money is not required.

12.	Allotment Date of Stock Acquisition Rights

April 1, 2021

(Exhibit 12)

Features of Stock Acquisition Rights of Sawai Pharmaceutical Co., Ltd.

Issued in July 2018

(Share Remuneration-Type Stock Option)

1.	Name of Stock Acquisition Rights

Stock Acquisition Rights of Sawai Pharmaceutical Co., Ltd. Issued in July 2018 (Share Remuneration-Type Stock Option)

2.	Class and number of shares underlying Stock Acquisition Rights

The class of shares underlying Stock Acquisition Rights shall be the common stock of the Company and the number of shares underlying each Stock Acquisition Right (the “Number of Shares Granted”) shall be two hundred (200) shares. However, if the Company carries out a share split of its common stock (including allotment of its common stock without contribution; hereinafter the same shall apply to descriptions of share split) or consolidation of its common stock on or after the date on which Stock Acquisition Rights are allotted as set forth in Clause 12 below (the “Allotment Date”), the Number of Shares Granted shall be adjusted by using the following formula, and any fraction of less than one (1) share resulting from the adjustment shall be rounded down:

Number of Shares Granted after adjustment	=	Number of Shares Granted before adjustment	×	Ratio of share split or consolidation of shares

The Number of Shares Granted after adjustment shall be applied, in the case of a share split, on or after the day immediately following the record date of the share split (if no record date is fixed, the effective date thereof) or, in the case of a consolidation of shares, on or after the effective date thereof. However, if a share split is carried out on the condition that a proposal to decrease surplus and increase the capital or capital reserves is approved at a general meeting of shareholders and the record date of the share split is set on or before the day of conclusion of the general meeting of shareholders, the Number of Shares Granted after adjustment shall, from the day immediately following the day of conclusion of the general meeting of shareholders, be retroactively applied as of the day immediately following the record date.

On or after the Allotment Date, if the Company carries out a merger or company split, or otherwise needs to adjust the Number of Shares Granted in occasions similar to the foregoing, the Company may adjust the Number of Shares Granted, as appropriate, to a reasonable extent.

In case of adjustment of the Number of Shares Granted, the Company shall notify each individual holding Stock Acquisition Rights who is entered in the stock acquisition right register (hereinafter referred to as the “Stock Acquisition Right Holder”) of or publicly announce the necessary details no later than the day immediately before the date to apply the Number of Shares Granted after adjustment. However, if the notice or public announcement cannot be made by the day immediately before the date to apply it, the Company shall make the notice or public announcement promptly thereafter.

3.	Value of the property to be contributed upon exercise of Stock Acquisition Rights

The value of the property to be contributed upon exercise of each Stock Acquisition Right shall be the amount calculated by multiplying the exercise price per share that a Stock Acquisition Right Holder can receive upon exercise of Stock Acquisition Rights, which is one (1) yen, by the Number of Shares Granted.

4.	Period during which Stock Acquisition Rights can be exercised

From July 12, 2018 to July 11, 2048.

5.	Matters regarding the capital and capital reserves that will be increased in cases where shares will be issued as a result of the exercise of Stock Acquisition Rights

(1)

The amount of increase in the capital in cases where shares will be issued as a result of the exercise of Stock Acquisition Rights shall be the half of the maximum amount of increase in the capital, etc. as calculated in accordance with Article 17, paragraph (1) of the Regulation on Corporate Accounting, and any fraction of less than one (1) yen resulting from the calculation shall be rounded up.

(2)

The amount of increase in capital reserves in cases where shares will be issued as a result of the exercise of Stock Acquisition Rights shall be the maximum amount of increase in the capital, etc. described in item (1) above less the amount of increase in the capital set forth in item (1) above.

6.	Restriction on the acquisition of Stock Acquisition Rights by transfer

Any acquisition of Stock Acquisition Rights by transfer shall be subject to the approval of the Board of Directors of the Company.

7.	Terms of acquisition of Stock Acquisition Rights

If any of the proposals described in (1) to (5) below is approved at a general meeting of shareholders (or resolved by the Board of Directors of the Company if a resolution at a general meeting of shareholders is not required), the Company may acquire Stock Acquisition Rights without consideration on a date separately determined by the Board of Directors of the Company:

(1)	Proposal for approval of a merger agreement under which the Company will be a disappearing company;

(2)	Proposal for approval of a company split agreement or company split plan under which the Company will be a split company;

(3)	Proposal for approval of a share exchange agreement or a share transfer plan under which the Company will be a wholly-owned subsidiary;

(4)

Proposal for approval of amendments to the Articles of Incorporation to introduce provisions that, as a feature of all shares issued by the Company, the approval of the Company shall be obtained for any acquisition of the shares by transfer; or

(5)

Proposal for approval of amendments to the Articles of Incorporation to introduce provisions that, as a feature of shares of the class underlying Stock Acquisition Rights, the approval of the Company shall be obtained for any acquisition of shares of such class by transfer, or that the Company may acquire all shares of such class based on a resolution at a general meeting of shareholders.

8.	Decision-making policy on the delivery of stock acquisition rights of the Reorganized Company

When the Company carries out a merger (only if the Company disappears in the merger), absorption-type company split or incorporation-type company split (in either case, only if the Company becomes a split company), or share exchange or share transfer (in either case, only if the Company becomes a wholly-owned subsidiary) (hereinafter generally referred to as the “Reorganization Measure”), stock acquisition rights of the stock company indicated in Article 236, paragraph (1), item (viii)(a) to (e) of the Companies Act (hereinafter referred to as “Reorganized Company”), as applicable, shall be delivered to the Stock Acquisition Right Holders who hold Stock Acquisition Rights remaining as of the time immediately before the effective date of the Reorganization Measure (“Remaining Stock Acquisition Rights”) (such effective date means, in the case of an absorption-type merger, the date on which the absorption-type merger takes effect; in the case of a consolidation-type merger, the incorporation date of the company incorporated in the consolidation-type merger; in the case of an absorption-type company split, the date on which the absorption-type company split takes effect; in the case of an incorporation-type company split, the incorporation date of the company incorporated in the incorporation-type company split; in the case of a share exchange, the date on which the share exchange takes effect; and in the case of a share transfer, the incorporation date of the wholly-owning parent company incorporated in the share transfer; the same shall apply hereinafter), provided that the relevant absorption-type merger agreement, consolidation-type merger agreement, absorption-type company split agreement, incorporation-type company split plan, share exchange agreement or share transfer plan provides that stock acquisition rights of the Reorganized Company will be delivered in accordance with the terms of the following items:

(1)	Number of stock acquisition rights of the Reorganized Company to be delivered

The same number of stock acquisition rights as the number of the Remaining Stock Acquisition Rights held by each Stock Acquisition Right Holder shall be delivered.

(2)	Class of shares of the Reorganized Company underlying the stock acquisition rights

Common stock of the Reorganized Company.

(3)	Number of shares of the Reorganized Company underlying the stock acquisition rights

To be determined by applying mutatis mutandis Clause 2 above, taking into account the conditions and other matters of the Reorganization Measure.

(4)	Value of the property to be contributed upon exercise of stock acquisition rights

The value of the property to be contributed upon exercise of each stock acquisition right delivered shall be the amount calculated by multiplying the exercise price after reorganization, set forth below, by the number of shares of the Reorganized Company underlying the stock acquisition rights as determined in accordance with item (3) above. The exercise price after reorganization shall be one (1) yen per share of the Reorganized Company that the Stock Acquisition Right Holders can receive upon exercise of each stock acquisition right delivered.

(5)	Period during which the stock acquisition rights can be exercised

From the later of either the first day of the period during which Stock Acquisition Right can be exercised as set forth in Clause 4 above or the effective date of the Reorganization Measure to the expiration of the period during which Stock Acquisition Rights can be exercised as set forth in Clause 4 above.

(6)	Matters regarding the capital and capital reserves that will be increased in cases where shares will be issued as a result of exercise of the stock acquisition rights

To be determined by applying mutatis mutandis Clause 5 above.

(7)	Restriction on the acquisition of the stock acquisition rights by transfer

Any acquisition of the stock acquisition rights by transfer shall be subject to the approval by resolution of the board of directors of the Reorganized Company.

(8)	Terms of acquisition of stock acquisition rights

To be determined by applying mutatis mutandis Clause 7 above.

(9)	Other conditions for exercising stock acquisition rights

To be determined by applying mutatis mutandis Clause 10 below.

9.	Handling of fractions less than one (1) share resulting from the exercise of Stock Acquisition Rights

Any fraction of less than one (1) share in the shares to be delivered to the Stock Acquisition Right Holders who have exercised their Stock Acquisition Rights shall be rounded down.

10.	Other conditions for exercising Stock Acquisition Rights

(1)

In the period set forth in Clause 4 above, the Stock Acquisition Right Holders can exercise their Stock Acquisition Rights only within ten (10) days from the day immediately following the day on which they no longer hold a position as either director or executive officer of the Company (the “Date of Losing Position”).

(2)

Notwithstanding the provision in item (1) above, in the following event, the Stock Acquisition Right Holders can exercise their Stock Acquisition Rights only within the following period in the period set forth in Clause 4 above:

If the Date of Losing Position did not occur to a Stock Acquisition Right Holder by July 11, 2047:

From July 12, 2047 to July 11, 2048

(3)	The provisions of items (1) and (2) above shall not apply to persons who succeeded to Stock Acquisition Rights by inheritance.

(4)	If a Stock Acquisition Right Holder has waived Stock Acquisition Rights, such holder can no longer exercise such Stock Acquisition Rights.

11.	Calculation method of the amount to be paid in for Stock Acquisition Rights

The amount to be paid in for each Stock Acquisition Right is calculated by multiplying the option price per share determined in accordance with the Black-Sholes model (any fraction of less than one (1) yen shall be rounded off) by the Number of Shares Granted. However, a person who is allotted Stock Acquisition Rights shall, in lieu of the payment of such paid in amount, offset the obligation regarding the paid in amount for Stock Acquisition Rights against the claim for remunerations against the Company.

12.	Allotment Date of Stock Acquisition Rights

July 11, 2018

(Exhibit 13)

Features of the 6th Stock Acquisition Rights in 2021 of

SAWAI GROUP HOLDINGS Co., Ltd.

(Share Remuneration-Type Stock Option)

1.	Name of Stock Acquisition Rights

6th Stock Acquisition Rights in 2021 of SAWAI GROUP HOLDINGS Co., Ltd. (Share Remuneration-Type Stock Option)

2.	Class and number of shares underlying Stock Acquisition Rights

The class of shares underlying Stock Acquisition Rights shall be the common stock of the Company and the number of shares underlying each Stock Acquisition Right (the “Number of Shares Granted”) shall be two hundred (200) shares. However, if the Company carries out a share split of its common stock (including allotment of its common stock without contribution; hereinafter the same shall apply to descriptions of share split) or consolidation of its common stock on or after the date on which Stock Acquisition Rights are allotted as set forth in Clause 12 below (the “Allotment Date”), the Number of Shares Granted shall be adjusted by using the following formula, and any fraction of less than one (1) share resulting from the adjustment shall be rounded down:

Number of Shares Granted after adjustment	=	Number of Shares Granted before adjustment	×	Ratio of share split or consolidation of shares

The Number of Shares Granted after adjustment shall be applied, in the case of a share split, on or after the day immediately following the record date of the share split (if no record date is fixed, the effective date thereof) or, in the case of a consolidation of shares, on or after the effective date thereof. However, if a share split is carried out on the condition that a proposal to decrease surplus and increase the capital or capital reserves is approved at a general meeting of shareholders and the record date of the share split is set on or before the day of conclusion of the general meeting of shareholders, the Number of Shares Granted after adjustment shall, from the day immediately following the day of conclusion of the general meeting of shareholders, be retroactively applied as of the day immediately following the record date.

On or after the Allotment Date, if the Company carries out a merger or company split, or otherwise needs to adjust the Number of Shares Granted in occasions similar to the foregoing, the Company may adjust the Number of Shares Granted, as appropriate, to a reasonable extent.

In case of adjustment of the Number of Shares Granted, the Company shall notify each individual holding Stock Acquisition Rights who is entered in the stock acquisition right register (hereinafter referred to as the “Stock Acquisition Right Holder”) of or publicly announce the necessary details no later than the day immediately before the date to apply the Number of Shares Granted after adjustment. However, if the notice or public announcement cannot be made by the day immediately before the date to apply it, the Company shall make the notice or public announcement promptly thereafter.

3.	Value of the property to be contributed upon exercise of Stock Acquisition Rights

The value of the property to be contributed upon exercise of each Stock Acquisition Right shall be the amount calculated by multiplying the exercise price per share that a Stock Acquisition Right Holder can receive upon exercise of Stock Acquisition Rights, which is one (1) yen, by the Number of Shares Granted.

4.	Period during which Stock Acquisition Rights can be exercised

From April 1, 2021 to July 11, 2048.

5.	Matters regarding the capital and capital reserves that will be increased in cases where shares will be issued as a result of the exercise of Stock Acquisition Rights

(1)

The amount of increase in the capital in cases where shares will be issued as a result of the exercise of Stock Acquisition Rights shall be the half of the maximum amount of increase in the capital, etc. as calculated in accordance with Article 17, paragraph (1) of the Regulation on Corporate Accounting, and any fraction of less than one (1) yen resulting from the calculation shall be rounded up.

(2)

The amount of increase in capital reserves in cases where shares will be issued as a result of the exercise of Stock Acquisition Rights shall be the maximum amount of increase in the capital, etc. described in item (1) above less the amount of increase in the capital set forth in item (1) above.

6.	Restriction on the acquisition of Stock Acquisition Rights by transfer

Any acquisition of Stock Acquisition Rights by transfer shall be subject to the approval of the Board of Directors of the Company.

7.	Terms of acquisition of Stock Acquisition Rights

If any of the proposals described in (1) to (5) below is approved at a general meeting of shareholders (or resolved by the Board of Directors of the Company if a resolution at a general meeting of shareholders is not required), the Company may acquire Stock Acquisition Rights without consideration on a date separately determined by the Board of Directors of the Company:

(1)	Proposal for approval of a merger agreement under which the Company will be a disappearing company;

(2)	Proposal for approval of a company split agreement or company split plan under which the Company will be a split company;

(3)	Proposal for approval of a share exchange agreement or a share transfer plan under which the Company will be a wholly-owned subsidiary;

(4)

Proposal for approval of amendments to the Articles of Incorporation to introduce provisions that, as a feature of all shares issued by the Company, the approval of the Company shall be obtained for any acquisition of the shares by transfer; or

(5)

Proposal for approval of amendments to the Articles of Incorporation to introduce provisions that, as a feature of shares of the class underlying Stock Acquisition Rights, the approval of the Company shall be obtained for any acquisition of shares of such class by transfer, or that the Company may acquire all shares of such class based on a resolution at a general meeting of shareholders.

8.	Decision-making policy on the delivery of stock acquisition rights of the Reorganized Company

When the Company carries out a merger (only if the Company disappears in the merger), absorption-type company split or incorporation-type company split (in either case, only if the Company becomes a split company), or share exchange or share transfer (in either case, only if the Company becomes a wholly-owned subsidiary) (hereinafter generally referred to as the “Reorganization Measure”), stock acquisition rights of the stock company indicated in Article 236, paragraph (1), item (viii)(a) to (e) of the Companies Act (hereinafter referred to as “Reorganized Company”), as applicable, shall be delivered to the Stock Acquisition Right Holders who hold Stock Acquisition Rights remaining as of the time immediately before the effective date of the Reorganization Measure (“Remaining Stock Acquisition Rights”) (such effective date means, in the case of an absorption-type merger, the date on which the absorption-type merger takes effect; in the case of a consolidation-type merger, the incorporation date of the company incorporated in the consolidation-type merger; in the case of an absorption-type company split, the date on which the absorption-type company split takes effect; in the case of an incorporation-type company split, the incorporation date of the company incorporated in the incorporation-type company split; in the case of a share exchange, the date on which the share exchange takes effect; and in the case of a share transfer, the incorporation date of the wholly-owning parent company incorporated in the share transfer; the same shall apply hereinafter), provided that the relevant absorption-type merger agreement, consolidation-type merger agreement, absorption-type company split agreement, incorporation-type company split plan, share exchange agreement or share transfer plan provides that stock acquisition rights of the Reorganized Company will be delivered in accordance with the terms of the following items:

(1)	Number of stock acquisition rights of the Reorganized Company to be delivered

The same number of stock acquisition rights as the number of the Remaining Stock Acquisition Rights held by each Stock Acquisition Right Holder shall be delivered.

(2)	Class of shares of the Reorganized Company underlying the stock acquisition rights

Common stock of the Reorganized Company.

(3)	Number of shares of the Reorganized Company underlying the stock acquisition rights

To be determined by applying mutatis mutandis Clause 2 above, taking into account the conditions and other matters of the Reorganization Measure.

(4)	Value of the property to be contributed upon exercise of stock acquisition rights

The value of the property to be contributed upon exercise of each stock acquisition right delivered shall be the amount calculated by multiplying the exercise price after reorganization, set forth below, by the number of shares of the Reorganized Company underlying the stock acquisition rights as determined in accordance with item (3) above. The exercise price after reorganization shall be one (1) yen per share of the Reorganized Company that the Stock Acquisition Right Holders can receive upon exercise of each stock acquisition right delivered.

(5)	Period during which the stock acquisition rights can be exercised

From the later of either the first day of the period during which Stock Acquisition Right can be exercised as set forth in Clause 4 above or the effective date of the Reorganization Measure to the expiration of the period during which Stock Acquisition Rights can be exercised as set forth in Clause 4 above.

(6)	Matters regarding the capital and capital reserves that will be increased in cases where shares will be issued as a result of exercise of the stock acquisition rights

To be determined by applying mutatis mutandis Clause 5 above.

(7)	Restriction on the acquisition of the stock acquisition rights by transfer

Any acquisition of the stock acquisition rights by transfer shall be subject to the approval by resolution of the board of directors of the Reorganized Company.

(8)	Terms of acquisition of stock acquisition rights

To be determined by applying mutatis mutandis Clause 7 above.

(9)	Other conditions for exercising stock acquisition rights

To be determined by applying mutatis mutandis Clause 10 below.

9.	Handling of fractions less than one (1) share resulting from the exercise of Stock Acquisition Rights

Any fraction of less than one (1) share in the shares to be delivered to the Stock Acquisition Right Holders who have exercised their Stock Acquisition Rights shall be rounded down.

10.	Other conditions for exercising Stock Acquisition Rights

(1)	In the period set forth in Clause 4 above, the Stock Acquisition Right Holders can exercise their Stock Acquisition Rights only within ten (10) days from the day immediately following the day on which they lose all the positions as director or executive officer of the Company or any consolidated subsidiary of the Company (including any consolidated subsidiary indirectly held by the Company) (the “Date of Losing Position”).

(2)

Notwithstanding the provision in item (1) above, in the following event, the Stock Acquisition Right Holders can exercise their Stock Acquisition Rights only within the following period in the period set forth in Clause 4 above:

If the Date of Losing Position did not occur to a Stock Acquisition Right Holder by July 11, 2047:

From July 12, 2047 to July 11, 2048

(3)	The provisions of items (1) and (2) above shall not apply to persons who succeeded to Stock Acquisition Rights by inheritance.

(4)	If a Stock Acquisition Right Holder has waived Stock Acquisition Rights, such holder can no longer exercise such Stock Acquisition Rights.

11.	Calculation method of the amount to be paid in for Stock Acquisition Rights

Any payment of money is not required.

12.	Allotment Date of Stock Acquisition Rights

April 1, 2021

(Exhibit 14)

Features of Stock Acquisition Rights of Sawai Pharmaceutical Co., Ltd.

Issued in July 2019

(Share Remuneration-Type Stock Option)

1.	Name of Stock Acquisition Rights

Stock Acquisition Rights of Sawai Pharmaceutical Co., Ltd. Issued in July 2019 (Share Remuneration-Type Stock Option)

2.	Class and number of shares underlying Stock Acquisition Rights

The class of shares underlying Stock Acquisition Rights shall be the common stock of the Company and the number of shares underlying each Stock Acquisition Right (the “Number of Shares Granted”) shall be two hundred (200) shares. However, if the Company carries out a share split of its common stock (including allotment of its common stock without contribution; hereinafter the same shall apply to descriptions of share split) or consolidation of its common stock on or after the date on which Stock Acquisition Rights are allotted as set forth in Clause 12 below (the “Allotment Date”), the Number of Shares Granted shall be adjusted by using the following formula, and any fraction of less than one (1) share resulting from the adjustment shall be rounded down:

Number of Shares Granted after adjustment	=	Number of Shares Granted before adjustment	×	Ratio of share split or consolidation of shares

The Number of Shares Granted after adjustment shall be applied, in the case of a share split, on or after the day immediately following the record date of the share split (if no record date is fixed, the effective date thereof) or, in the case of a consolidation of shares, on or after the effective date thereof. However, if a share split is carried out on the condition that a proposal to decrease surplus and increase the capital or capital reserves is approved at a general meeting of shareholders and the record date of the share split is set on or before the day of conclusion of the general meeting of shareholders, the Number of Shares Granted after adjustment shall, from the day immediately following the day of conclusion of the general meeting of shareholders, be retroactively applied as of the day immediately following the record date.

On or after the Allotment Date, if the Company carries out a merger or company split, or otherwise needs to adjust the Number of Shares Granted in occasions similar to the foregoing, the Company may adjust the Number of Shares Granted, as appropriate, to a reasonable extent.

In case of adjustment of the Number of Shares Granted, the Company shall notify each individual holding Stock Acquisition Rights who is entered in the stock acquisition right register (hereinafter referred to as the “Stock Acquisition Right Holder”) of or publicly announce the necessary details no later than the day immediately before the date to apply the Number of Shares Granted after adjustment. However, if the notice or public announcement cannot be made by the day immediately before the date to apply it, the Company shall make the notice or public announcement promptly thereafter.

3.	Value of the property to be contributed upon exercise of Stock Acquisition Rights

The value of the property to be contributed upon exercise of each Stock Acquisition Right shall be the amount calculated by multiplying the exercise price per share that a Stock Acquisition Right Holder can receive upon exercise of Stock Acquisition Rights, which is one (1) yen, by the Number of Shares Granted.

4.	Period during which Stock Acquisition Rights can be exercised

From July 11, 2019 to July 10, 2049.

5.	Matters regarding the capital and capital reserves that will be increased in cases where shares will be issued as a result of the exercise of Stock Acquisition Rights

(1)

The amount of increase in the capital in cases where shares will be issued as a result of the exercise of Stock Acquisition Rights shall be the half of the maximum amount of increase in the capital, etc. as calculated in accordance with Article 17, paragraph (1) of the Regulation on Corporate Accounting, and any fraction of less than one (1) yen resulting from the calculation shall be rounded up.

(2)

The amount of increase in capital reserves in cases where shares will be issued as a result of the exercise of Stock Acquisition Rights shall be the maximum amount of increase in the capital, etc. described in item (1) above less the amount of increase in the capital set forth in item (1) above.

6.	Restriction on the acquisition of Stock Acquisition Rights by transfer

Any acquisition of Stock Acquisition Rights by transfer shall be subject to the approval of the Board of Directors of the Company.

7.	Terms of acquisition of Stock Acquisition Rights

If any of the proposals described in (1) to (5) below is approved at a general meeting of shareholders (or resolved by the Board of Directors of the Company if a resolution at a general meeting of shareholders is not required), the Company may acquire Stock Acquisition Rights without consideration on a date separately determined by the Board of Directors of the Company:

(1)	Proposal for approval of a merger agreement under which the Company will be a disappearing company;

(2)	Proposal for approval of a company split agreement or company split plan under which the Company will be a split company;

(3)	Proposal for approval of a share exchange agreement or a share transfer plan under which the Company will be a wholly-owned subsidiary;

(4)

Proposal for approval of amendments to the Articles of Incorporation to introduce provisions that, as a feature of all shares issued by the Company, the approval of the Company shall be obtained for any acquisition of the shares by transfer; or

(5)

Proposal for approval of amendments to the Articles of Incorporation to introduce provisions that, as a feature of shares of the class underlying Stock Acquisition Rights, the approval of the Company shall be obtained for any acquisition of shares of such class by transfer, or that the Company may acquire all shares of such class based on a resolution at a general meeting of shareholders.

8.	Decision-making policy on the delivery of stock acquisition rights of the Reorganized Company

When the Company carries out a merger (only if the Company disappears in the merger), absorption-type company split or incorporation-type company split (in either case, only if the Company becomes a split company), or share exchange or share transfer (in either case, only if the Company becomes a wholly-owned subsidiary) (hereinafter generally referred to as the “Reorganization Measure”), stock acquisition rights of the stock company indicated in Article 236, paragraph (1), item (viii)(a) to (e) of the Companies Act (hereinafter referred to as “Reorganized Company”), as applicable, shall be delivered to the Stock Acquisition Right Holders who hold Stock Acquisition Rights remaining as of the time immediately before the effective date of the Reorganization Measure (“Remaining Stock Acquisition Rights”) (such effective date means, in the case of an absorption-type merger, the date on which the absorption-type merger takes effect; in the case of a consolidation-type merger, the incorporation date of the company incorporated in the consolidation-type merger; in the case of an absorption-type company split, the date on which the absorption-type company split takes effect; in the case of an incorporation-type company split, the incorporation date of the company incorporated in the incorporation-type company split; in the case of a share exchange, the date on which the share exchange takes effect; and in the case of a share transfer, the incorporation date of the wholly-owning parent company incorporated in the share transfer; the same shall apply hereinafter), provided that the relevant absorption-type merger agreement, consolidation-type merger agreement, absorption-type company split agreement, incorporation-type company split plan, share exchange agreement or share transfer plan provides that stock acquisition rights of the Reorganized Company will be delivered in accordance with the terms of the following items:

(1)	Number of stock acquisition rights of the Reorganized Company to be delivered

The same number of stock acquisition rights as the number of the Remaining Stock Acquisition Rights held by each Stock Acquisition Right Holder shall be delivered.

(2)	Class of shares of the Reorganized Company underlying the stock acquisition rights

Common stock of the Reorganized Company.

(3)	Number of shares of the Reorganized Company underlying the stock acquisition rights

To be determined by applying mutatis mutandis Clause 2 above, taking into account the conditions and other matters of the Reorganization Measure.

(4)	Value of the property to be contributed upon exercise of stock acquisition rights

The value of the property to be contributed upon exercise of each stock acquisition right delivered shall be the amount calculated by multiplying the exercise price after reorganization, set forth below, by the number of shares of the Reorganized Company underlying the stock acquisition rights as determined in accordance with item (3) above. The exercise price after reorganization shall be one (1) yen per share of the Reorganized Company that the Stock Acquisition Right Holders can receive upon exercise of each stock acquisition right delivered.

(5)	Period during which the stock acquisition rights can be exercised

From the later of either the first day of the period during which Stock Acquisition Right can be exercised as set forth in Clause 4 above or the effective date of the Reorganization Measure to the expiration of the period during which Stock Acquisition Rights can be exercised as set forth in Clause 4 above.

(6)	Matters regarding the capital and capital reserves that will be increased in cases where shares will be issued as a result of exercise of the stock acquisition rights

To be determined by applying mutatis mutandis Clause 5 above.

(7)	Restriction on the acquisition of the stock acquisition rights by transfer

Any acquisition of the stock acquisition rights by transfer shall be subject to the approval by resolution of the board of directors of the Reorganized Company.

(8)	Terms of acquisition of stock acquisition rights

To be determined by applying mutatis mutandis Clause 7 above.

(9)	Other conditions for exercising stock acquisition rights

To be determined by applying mutatis mutandis Clause 10 below.

9.	Handling of fractions less than one (1) share resulting from the exercise of Stock Acquisition Rights

Any fraction of less than one (1) share in the shares to be delivered to the Stock Acquisition Right Holders who have exercised their Stock Acquisition Rights shall be rounded down.

10.	Other conditions for exercising Stock Acquisition Rights

(1)

In the period set forth in Clause 4 above, the Stock Acquisition Right Holders can exercise their Stock Acquisition Rights only within ten (10) days from the day immediately following the day on which they no longer hold a position as either director or executive officer of the Company (the “Date of Losing Position”).

(2)

Notwithstanding the provision in item (1) above, in the following event, the Stock Acquisition Right Holders can exercise their Stock Acquisition Rights only within the following period in the period set forth in Clause 4 above:

If the Date of Losing Position did not occur to a Stock Acquisition Right Holder by July 10, 2048:

From July 11, 2048 to July 10, 2049

(3)	The provisions of items (1) and (2) above shall not apply to persons who succeeded to Stock Acquisition Rights by inheritance.

(4)	If a Stock Acquisition Right Holder has waived Stock Acquisition Rights, such holder can no longer exercise such Stock Acquisition Rights.

11.	Calculation method of the amount to be paid in for Stock Acquisition Rights

The amount to be paid in for each Stock Acquisition Right is calculated by multiplying the option price per share determined in accordance with the Black-Sholes model (any fraction of less than one (1) yen shall be rounded off) by the Number of Shares Granted. However, a person who is allotted Stock Acquisition Rights shall, in lieu of the payment of such paid in amount, offset the obligation regarding the paid in amount for Stock Acquisition Rights against the claim for remunerations against the Company.

12.	Allotment Date of Stock Acquisition Rights

July 10, 2019

(Exhibit 15)

Features of the 7th Stock Acquisition Rights in 2021 of

SAWAI GROUP HOLDINGS Co., Ltd.

(Share Remuneration-Type Stock Option)

1.	Name of Stock Acquisition Rights

7th Stock Acquisition Rights in 2021 of SAWAI GROUP HOLDINGS Co., Ltd. (Share Remuneration-Type Stock Option)

2.	Class and number of shares underlying Stock Acquisition Rights

The class of shares underlying Stock Acquisition Rights shall be the common stock of the Company and the number of shares underlying each Stock Acquisition Right (the “Number of Shares Granted”) shall be two hundred (200) shares. However, if the Company carries out a share split of its common stock (including allotment of its common stock without contribution; hereinafter the same shall apply to descriptions of share split) or consolidation of its common stock on or after the date on which Stock Acquisition Rights are allotted as set forth in Clause 12 below (the “Allotment Date”), the Number of Shares Granted shall be adjusted by using the following formula, and any fraction of less than one (1) share resulting from the adjustment shall be rounded down:

Number of Shares Granted after adjustment	=	Number of Shares Granted before adjustment	×	Ratio of share split or consolidation of shares

The Number of Shares Granted after adjustment shall be applied, in the case of a share split, on or after the day immediately following the record date of the share split (if no record date is fixed, the effective date thereof) or, in the case of a consolidation of shares, on or after the effective date thereof. However, if a share split is carried out on the condition that a proposal to decrease surplus and increase the capital or capital reserves is approved at a general meeting of shareholders and the record date of the share split is set on or before the day of conclusion of the general meeting of shareholders, the Number of Shares Granted after adjustment shall, from the day immediately following the day of conclusion of the general meeting of shareholders, be retroactively applied as of the day immediately following the record date.

On or after the Allotment Date, if the Company carries out a merger or company split, or otherwise needs to adjust the Number of Shares Granted in occasions similar to the foregoing, the Company may adjust the Number of Shares Granted, as appropriate, to a reasonable extent.

In case of adjustment of the Number of Shares Granted, the Company shall notify each individual holding Stock Acquisition Rights who is entered in the stock acquisition right register (hereinafter referred to as the “Stock Acquisition Right Holder”) of or publicly announce the necessary details no later than the day immediately before the date to apply the Number of Shares Granted after adjustment. However, if the notice or public announcement cannot be made by the day immediately before the date to apply it, the Company shall make the notice or public announcement promptly thereafter.

3.	Value of the property to be contributed upon exercise of Stock Acquisition Rights

The value of the property to be contributed upon exercise of each Stock Acquisition Right shall be the amount calculated by multiplying the exercise price per share that a Stock Acquisition Right Holder can receive upon exercise of Stock Acquisition Rights, which is one (1) yen, by the Number of Shares Granted.

4.	Period during which Stock Acquisition Rights can be exercised

From April 1, 2021 to July 10, 2049.

5.	Matters regarding the capital and capital reserves that will be increased in cases where shares will be issued as a result of the exercise of Stock Acquisition Rights

(1)

The amount of increase in the capital in cases where shares will be issued as a result of the exercise of Stock Acquisition Rights shall be the half of the maximum amount of increase in the capital, etc. as calculated in accordance with Article 17, paragraph (1) of the Regulation on Corporate Accounting, and any fraction of less than one (1) yen resulting from the calculation shall be rounded up.

(2)

The amount of increase in capital reserves in cases where shares will be issued as a result of the exercise of Stock Acquisition Rights shall be the maximum amount of increase in the capital, etc. described in item (1) above less the amount of increase in the capital set forth in item (1) above.

6.	Restriction on the acquisition of Stock Acquisition Rights by transfer

Any acquisition of Stock Acquisition Rights by transfer shall be subject to the approval of the Board of Directors of the Company.

7.	Terms of acquisition of Stock Acquisition Rights

If any of the proposals described in (1) to (5) below is approved at a general meeting of shareholders (or resolved by the Board of Directors of the Company if a resolution at a general meeting of shareholders is not required), the Company may acquire Stock Acquisition Rights without consideration on a date separately determined by the Board of Directors of the Company:

(1)	Proposal for approval of a merger agreement under which the Company will be a disappearing company;

(2)	Proposal for approval of a company split agreement or company split plan under which the Company will be a split company;

(3)	Proposal for approval of a share exchange agreement or a share transfer plan under which the Company will be a wholly-owned subsidiary;

(4)

Proposal for approval of amendments to the Articles of Incorporation to introduce provisions that, as a feature of all shares issued by the Company, the approval of the Company shall be obtained for any acquisition of the shares by transfer; or

(5)

Proposal for approval of amendments to the Articles of Incorporation to introduce provisions that, as a feature of shares of the class underlying Stock Acquisition Rights, the approval of the Company shall be obtained for any acquisition of shares of such class by transfer, or that the Company may acquire all shares of such class based on a resolution at a general meeting of shareholders.

8.	Decision-making policy on the delivery of stock acquisition rights of the Reorganized Company

When the Company carries out a merger (only if the Company disappears in the merger), absorption-type company split or incorporation-type company split (in either case, only if the Company becomes a split company), or share exchange or share transfer (in either case, only if the Company becomes a wholly-owned subsidiary) (hereinafter generally referred to as the “Reorganization Measure”), stock acquisition rights of the stock company indicated in Article 236, paragraph (1), item (viii)(a) to (e) of the Companies Act (hereinafter referred to as “Reorganized Company”), as applicable, shall be delivered to the Stock Acquisition Right Holders who hold Stock Acquisition Rights remaining as of the time immediately before the effective date of the Reorganization Measure (“Remaining Stock Acquisition Rights”) (such effective date means, in the case of an absorption-type merger, the date on which the absorption-type merger takes effect; in the case of a consolidation-type merger, the incorporation date of the company incorporated in the consolidation-type merger; in the case of an absorption-type company split, the date on which the absorption-type company split takes effect; in the case of an incorporation-type company split, the incorporation date of the company incorporated in the incorporation-type company split; in the case of a share exchange, the date on which the share exchange takes effect; and in the case of a share transfer, the incorporation date of the wholly-owning parent company incorporated in the share transfer; the same shall apply hereinafter), provided that the relevant absorption-type merger agreement, consolidation-type merger agreement, absorption-type company split agreement, incorporation-type company split plan, share exchange agreement or share transfer plan provides that stock acquisition rights of the Reorganized Company will be delivered in accordance with the terms of the following items:

(1)	Number of stock acquisition rights of the Reorganized Company to be delivered

The same number of stock acquisition rights as the number of the Remaining Stock Acquisition Rights held by each Stock Acquisition Right Holder shall be delivered.

(2)	Class of shares of the Reorganized Company underlying the stock acquisition rights

Common stock of the Reorganized Company.

(3)	Number of shares of the Reorganized Company underlying the stock acquisition rights

To be determined by applying mutatis mutandis Clause 2 above, taking into account the conditions and other matters of the Reorganization Measure.

(4)	Value of the property to be contributed upon exercise of stock acquisition rights

The value of the property to be contributed upon exercise of each stock acquisition right delivered shall be the amount calculated by multiplying the exercise price after reorganization, set forth below, by the number of shares of the Reorganized Company underlying the stock acquisition rights as determined in accordance with item (3) above. The exercise price after reorganization shall be one (1) yen per share of the Reorganized Company that the Stock Acquisition Right Holders can receive upon exercise of each stock acquisition right delivered.

(5)	Period during which the stock acquisition rights can be exercised

From the later of either the first day of the period during which Stock Acquisition Right can be exercised as set forth in Clause 4 above or the effective date of the Reorganization Measure to the expiration of the period during which Stock Acquisition Rights can be exercised as set forth in Clause 4 above.

(6)	Matters regarding the capital and capital reserves that will be increased in cases where shares will be issued as a result of exercise of the stock acquisition rights

To be determined by applying mutatis mutandis Clause 5 above.

(7)	Restriction on the acquisition of the stock acquisition rights by transfer

Any acquisition of the stock acquisition rights by transfer shall be subject to the approval by resolution of the board of directors of the Reorganized Company.

(8)	Terms of acquisition of stock acquisition rights

To be determined by applying mutatis mutandis Clause 7 above.

(9)	Other conditions for exercising stock acquisition rights

To be determined by applying mutatis mutandis Clause 10 below.

9.	Handling of fractions less than one (1) share resulting from the exercise of Stock Acquisition Rights

Any fraction of less than one (1) share in the shares to be delivered to the Stock Acquisition Right Holders who have exercised their Stock Acquisition Rights shall be rounded down.

10.	Other conditions for exercising Stock Acquisition Rights

(1)	In the period set forth in Clause 4 above, the Stock Acquisition Right Holders can exercise their Stock Acquisition Rights only within ten (10) days from the day immediately following the day on which they lose all the positions as director or executive officer of the Company or any consolidated subsidiary of the Company (including any consolidated subsidiary indirectly held by the Company) (the “Date of Losing Position”).

(2)

Notwithstanding the provision in item (1) above, in the following event, the Stock Acquisition Right Holders can exercise their Stock Acquisition Rights only within the following period in the period set forth in Clause 4 above:

If the Date of Losing Position did not occur to a Stock Acquisition Right Holder by July 10, 2048:

From July 11, 2048 to July 10, 2049

(3)	The provisions of items (1) and (2) above shall not apply to persons who succeeded to Stock Acquisition Rights by inheritance.

(4)	If a Stock Acquisition Right Holder has waived Stock Acquisition Rights, such holder can no longer exercise such Stock Acquisition Rights.

11.	Calculation method of the amount to be paid in for Stock Acquisition Rights

Any payment of money is not required.

12.	Allotment Date of Stock Acquisition Rights

April 1, 2021

(Exhibit 16)

Features of Stock Acquisition Rights of Sawai Pharmaceutical Co., Ltd.

Issued in July 2020

(Share Remuneration-Type Stock Option)

1.	Name of Stock Acquisition Rights

Stock Acquisition Rights of Sawai Pharmaceutical Co., Ltd. Issued in July 2020 (Share Remuneration-Type Stock Option)

2.	Class and number of shares underlying Stock Acquisition Rights

The class of shares underlying Stock Acquisition Rights shall be the common stock of the Company and the number of shares underlying each Stock Acquisition Right (the “Number of Shares Granted”) shall be two hundred (200) shares. However, if the Company carries out a share split of its common stock (including allotment of its common stock without contribution; hereinafter the same shall apply to descriptions of share split) or consolidation of its common stock on or after the date on which Stock Acquisition Rights are allotted as set forth in Clause 12 below (the “Allotment Date”), the Number of Shares Granted shall be adjusted by using the following formula, and any fraction of less than one (1) share resulting from the adjustment shall be rounded down:

Number of Shares Granted after adjustment	=	Number of Shares Granted before adjustment	×	Ratio of share split or consolidation of shares

The Number of Shares Granted after adjustment shall be applied, in the case of a share split, on or after the day immediately following the record date of the share split (if no record date is fixed, the effective date thereof) or, in the case of a consolidation of shares, on or after the effective date thereof. However, if a share split is carried out on the condition that a proposal to decrease surplus and increase the capital or capital reserves is approved at a general meeting of shareholders and the record date of the share split is set on or before the day of conclusion of the general meeting of shareholders, the Number of Shares Granted after adjustment shall, from the day immediately following the day of conclusion of the general meeting of shareholders, be retroactively applied as of the day immediately following the record date.

On or after the Allotment Date, if the Company carries out a merger or company split, or otherwise needs to adjust the Number of Shares Granted in occasions similar to the foregoing, the Company may adjust the Number of Shares Granted, as appropriate, to a reasonable extent.

In case of adjustment of the Number of Shares Granted, the Company shall notify each individual holding Stock Acquisition Rights who is entered in the stock acquisition right register (hereinafter referred to as the “Stock Acquisition Right Holder”) of or publicly announce the necessary details no later than the day immediately before the date to apply the Number of Shares Granted after adjustment. However, if the notice or public announcement cannot be made by the day immediately before the date to apply it, the Company shall make the notice or public announcement promptly thereafter.

3.	Value of the property to be contributed upon exercise of Stock Acquisition Rights

The value of the property to be contributed upon exercise of each Stock Acquisition Right shall be the amount calculated by multiplying the exercise price per share that a Stock Acquisition Right Holder can receive upon exercise of Stock Acquisition Rights, which is one (1) yen, by the Number of Shares Granted.

4.	Period during which Stock Acquisition Rights can be exercised

From July 9, 2020 to July 8, 2050.

5.	Matters regarding the capital and capital reserves that will be increased in cases where shares will be issued as a result of the exercise of Stock Acquisition Rights

(1)

The amount of increase in the capital in cases where shares will be issued as a result of the exercise of Stock Acquisition Rights shall be the half of the maximum amount of increase in the capital, etc. as calculated in accordance with Article 17, paragraph (1) of the Regulation on Corporate Accounting, and any fraction of less than one (1) yen resulting from the calculation shall be rounded up.

(2)

The amount of increase in capital reserves in cases where shares will be issued as a result of the exercise of Stock Acquisition Rights shall be the maximum amount of increase in the capital, etc. described in item (1) above less the amount of increase in the capital set forth in item (1) above.

6.	Restriction on the acquisition of Stock Acquisition Rights by transfer

Any acquisition of Stock Acquisition Rights by transfer shall be subject to the approval of the Board of Directors of the Company.

7.	Terms of acquisition of Stock Acquisition Rights

If any of the proposals described in (1) to (5) below is approved at a general meeting of shareholders (or resolved by the Board of Directors of the Company if a resolution at a general meeting of shareholders is not required), the Company may acquire Stock Acquisition Rights without consideration on a date separately determined by the Board of Directors of the Company:

(1)	Proposal for approval of a merger agreement under which the Company will be a disappearing company;

(2)	Proposal for approval of a company split agreement or company split plan under which the Company will be a split company;

(3)	Proposal for approval of a share exchange agreement or a share transfer plan under which the Company will be a wholly-owned subsidiary;

(4)

Proposal for approval of amendments to the Articles of Incorporation to introduce provisions that, as a feature of all shares issued by the Company, the approval of the Company shall be obtained for any acquisition of the shares by transfer; or

(5)

Proposal for approval of amendments to the Articles of Incorporation to introduce provisions that, as a feature of shares of the class underlying Stock Acquisition Rights, the approval of the Company shall be obtained for any acquisition of shares of such class by transfer, or that the Company may acquire all shares of such class based on a resolution at a general meeting of shareholders.

8.	Decision-making policy on the delivery of stock acquisition rights of the Reorganized Company

When the Company carries out a merger (only if the Company disappears in the merger), absorption-type company split or incorporation-type company split (in either case, only if the Company becomes a split company), or share exchange or share transfer (in either case, only if the Company becomes a wholly-owned subsidiary) (hereinafter generally referred to as the “Reorganization Measure”), stock acquisition rights of the stock company indicated in Article 236, paragraph (1), item (viii)(a) to (e) of the Companies Act (hereinafter referred to as “Reorganized Company”), as applicable, shall be delivered to the Stock Acquisition Right Holders who hold Stock Acquisition Rights remaining as of the time immediately before the effective date of the Reorganization Measure (“Remaining Stock Acquisition Rights”) (such effective date means, in the case of an absorption-type merger, the date on which the absorption-type merger takes effect; in the case of a consolidation-type merger, the incorporation date of the company incorporated in the consolidation-type merger; in the case of an absorption-type company split, the date on which the absorption-type company split takes effect; in the case of an incorporation-type company split, the incorporation date of the company incorporated in the incorporation-type company split; in the case of a share exchange, the date on which the share exchange takes effect; and in the case of a share transfer, the incorporation date of the wholly-owning parent company incorporated in the share transfer; the same shall apply hereinafter), provided that the relevant absorption-type merger agreement, consolidation-type merger agreement, absorption-type company split agreement, incorporation-type company split plan, share exchange agreement or share transfer plan provides that stock acquisition rights of the Reorganized Company will be delivered in accordance with the terms of the following items:

(1)	Number of stock acquisition rights of the Reorganized Company to be delivered

The same number of stock acquisition rights as the number of the Remaining Stock Acquisition Rights held by each Stock Acquisition Right Holder shall be delivered.

(2)	Class of shares of the Reorganized Company underlying the stock acquisition rights

Common stock of the Reorganized Company.

(3)	Number of shares of the Reorganized Company underlying the stock acquisition rights

To be determined by applying mutatis mutandis Clause 2 above, taking into account the conditions and other matters of the Reorganization Measure.

(4)	Value of the property to be contributed upon exercise of stock acquisition rights

The value of the property to be contributed upon exercise of each stock acquisition right delivered shall be the amount calculated by multiplying the exercise price after reorganization, set forth below, by the number of shares of the Reorganized Company underlying the stock acquisition rights as determined in accordance with item (3) above. The exercise price after reorganization shall be one (1) yen per share of the Reorganized Company that the Stock Acquisition Right Holders can receive upon exercise of each stock acquisition right delivered.

(5)	Period during which the stock acquisition rights can be exercised

From the later of either the first day of the period during which Stock Acquisition Right can be exercised as set forth in Clause 4 above or the effective date of the Reorganization Measure to the expiration of the period during which Stock Acquisition Rights can be exercised as set forth in Clause 4 above.

(6)	Matters regarding the capital and capital reserves that will be increased in cases where shares will be issued as a result of exercise of the stock acquisition rights

To be determined by applying mutatis mutandis Clause 5 above.

(7)	Restriction on the acquisition of the stock acquisition rights by transfer

Any acquisition of the stock acquisition rights by transfer shall be subject to the approval by resolution of the board of directors of the Reorganized Company.

(8)	Terms of acquisition of stock acquisition rights

To be determined by applying mutatis mutandis Clause 7 above.

(9)	Other conditions for exercising stock acquisition rights

To be determined by applying mutatis mutandis Clause 10 below.

9.	Handling of fractions less than one (1) share resulting from the exercise of Stock Acquisition Rights

Any fraction of less than one (1) share in the shares to be delivered to the Stock Acquisition Right Holders who have exercised their Stock Acquisition Rights shall be rounded down.

10.	Other conditions for exercising Stock Acquisition Rights

(1)

In the period set forth in Clause 4 above, the Stock Acquisition Right Holders can exercise their Stock Acquisition Rights only within ten (10) days from the day immediately following the day on which they no longer hold a position as either director or executive officer of the Company (the “Date of Losing Position”).

(2)

Notwithstanding the provision in item (1) above, in the following event, the Stock Acquisition Right Holders can exercise their Stock Acquisition Rights only within the following period in the period set forth in Clause 4 above:

If the Date of Losing Position did not occur to a Stock Acquisition Right Holder by July 8, 2049:

From July 9, 2049 to July 8, 2050

(3)	The provisions of items (1) and (2) above shall not apply to persons who succeeded to Stock Acquisition Rights by inheritance.

(4)	If a Stock Acquisition Right Holder has waived Stock Acquisition Rights, such holder can no longer exercise such Stock Acquisition Rights.

11.	Calculation method of the amount to be paid in for Stock Acquisition Rights

The amount to be paid in for each Stock Acquisition Right is calculated by multiplying the option price per share determined in accordance with the Black-Sholes model (any fraction of less than one (1) yen shall be rounded off) by the Number of Shares Granted. However, a person who is allotted Stock Acquisition Rights shall, in lieu of the payment of such paid in amount, offset the obligation regarding the paid in amount for Stock Acquisition Rights against the claim for remunerations against the Company.

12.	Allotment Date of Stock Acquisition Rights

July 8, 2020

(Exhibit 17)

Features of the 8th Stock Acquisition Rights in 2021 of

SAWAI GROUP HOLDINGS Co., Ltd.

(Share Remuneration-Type Stock Option)

1.	Name of Stock Acquisition Rights

8th Stock Acquisition Rights in 2021 of SAWAI GROUP HOLDINGS Co., Ltd. (Share Remuneration-Type Stock Option)

2.	Class and number of shares underlying Stock Acquisition Rights

The class of shares underlying Stock Acquisition Rights shall be the common stock of the Company and the number of shares underlying each Stock Acquisition Right (the “Number of Shares Granted”) shall be two hundred (200) shares. However, if the Company carries out a share split of its common stock (including allotment of its common stock without contribution; hereinafter the same shall apply to descriptions of share split) or consolidation of its common stock on or after the date on which Stock Acquisition Rights are allotted as set forth in Clause 12 below (the “Allotment Date”), the Number of Shares Granted shall be adjusted by using the following formula, and any fraction of less than one (1) share resulting from the adjustment shall be rounded down:

Number of Shares Granted after adjustment	=	Number of Shares Granted before adjustment	×	Ratio of share split or consolidation of shares

The Number of Shares Granted after adjustment shall be applied, in the case of a share split, on or after the day immediately following the record date of the share split (if no record date is fixed, the effective date thereof) or, in the case of a consolidation of shares, on or after the effective date thereof. However, if a share split is carried out on the condition that a proposal to decrease surplus and increase the capital or capital reserves is approved at a general meeting of shareholders and the record date of the share split is set on or before the day of conclusion of the general meeting of shareholders, the Number of Shares Granted after adjustment shall, from the day immediately following the day of conclusion of the general meeting of shareholders, be retroactively applied as of the day immediately following the record date.

On or after the Allotment Date, if the Company carries out a merger or company split, or otherwise needs to adjust the Number of Shares Granted in occasions similar to the foregoing, the Company may adjust the Number of Shares Granted, as appropriate, to a reasonable extent.

In case of adjustment of the Number of Shares Granted, the Company shall notify each individual holding Stock Acquisition Rights who is entered in the stock acquisition right register (hereinafter referred to as the “Stock Acquisition Right Holder”) of or publicly announce the necessary details no later than the day immediately before the date to apply the Number of Shares Granted after adjustment. However, if the notice or public announcement cannot be made by the day immediately before the date to apply it, the Company shall make the notice or public announcement promptly thereafter.

3.	Value of the property to be contributed upon exercise of Stock Acquisition Rights

The value of the property to be contributed upon exercise of each Stock Acquisition Right shall be the amount calculated by multiplying the exercise price per share that a Stock Acquisition Right Holder can receive upon exercise of Stock Acquisition Rights, which is one (1) yen, by the Number of Shares Granted.

4.	Period during which Stock Acquisition Rights can be exercised

From April 1, 2021 to July 8, 2050.

5.	Matters regarding the capital and capital reserves that will be increased in cases where shares will be issued as a result of the exercise of Stock Acquisition Rights

(1)

The amount of increase in the capital in cases where shares will be issued as a result of the exercise of Stock Acquisition Rights shall be the half of the maximum amount of increase in the capital, etc. as calculated in accordance with Article 17, paragraph (1) of the Regulation on Corporate Accounting, and any fraction of less than one (1) yen resulting from the calculation shall be rounded up.

(2)

The amount of increase in capital reserves in cases where shares will be issued as a result of the exercise of Stock Acquisition Rights shall be the maximum amount of increase in the capital, etc. described in item (1) above less the amount of increase in the capital set forth in item (1) above.

6.	Restriction on the acquisition of Stock Acquisition Rights by transfer

Any acquisition of Stock Acquisition Rights by transfer shall be subject to the approval of the Board of Directors of the Company.

7.	Terms of acquisition of Stock Acquisition Rights

If any of the proposals described in (1) to (5) below is approved at a general meeting of shareholders (or resolved by the Board of Directors of the Company if a resolution at a general meeting of shareholders is not required), the Company may acquire Stock Acquisition Rights without consideration on a date separately determined by the Board of Directors of the Company:

(1)	Proposal for approval of a merger agreement under which the Company will be a disappearing company;

(2)	Proposal for approval of a company split agreement or company split plan under which the Company will be a split company;

(3)	Proposal for approval of a share exchange agreement or a share transfer plan under which the Company will be a wholly-owned subsidiary;

(4)

Proposal for approval of amendments to the Articles of Incorporation to introduce provisions that, as a feature of all shares issued by the Company, the approval of the Company shall be obtained for any acquisition of the shares by transfer; or

(5)

Proposal for approval of amendments to the Articles of Incorporation to introduce provisions that, as a feature of shares of the class underlying Stock Acquisition Rights, the approval of the Company shall be obtained for any acquisition of shares of such class by transfer, or that the Company may acquire all shares of such class based on a resolution at a general meeting of shareholders.

8.	Decision-making policy on the delivery of stock acquisition rights of the Reorganized Company

When the Company carries out a merger (only if the Company disappears in the merger), absorption-type company split or incorporation-type company split (in either case, only if the Company becomes a split company), or share exchange or share transfer (in either case, only if the Company becomes a wholly-owned subsidiary) (hereinafter generally referred to as the “Reorganization Measure”), stock acquisition rights of the stock company indicated in Article 236, paragraph (1), item (viii)(a) to (e) of the Companies Act (hereinafter referred to as “Reorganized Company”), as applicable, shall be delivered to the Stock Acquisition Right Holders who hold Stock Acquisition Rights remaining as of the time immediately before the effective date of the Reorganization Measure (“Remaining Stock Acquisition Rights”) (such effective date means, in the case of an absorption-type merger, the date on which the absorption-type merger takes effect; in the case of a consolidation-type merger, the incorporation date of the company incorporated in the consolidation-type merger; in the case of an absorption-type company split, the date on which the absorption-type company split takes effect; in the case of an incorporation-type company split, the incorporation date of the company incorporated in the incorporation-type company split; in the case of a share exchange, the date on which the share exchange takes effect; and in the case of a share transfer, the incorporation date of the wholly-owning parent company incorporated in the share transfer; the same shall apply hereinafter), provided that the relevant absorption-type merger agreement, consolidation-type merger agreement, absorption-type company split agreement, incorporation-type company split plan, share exchange agreement or share transfer plan provides that stock acquisition rights of the Reorganized Company will be delivered in accordance with the terms of the following items:

(1)	Number of stock acquisition rights of the Reorganized Company to be delivered

The same number of stock acquisition rights as the number of the Remaining Stock Acquisition Rights held by each Stock Acquisition Right Holder shall be delivered.

(2)	Class of shares of the Reorganized Company underlying the stock acquisition rights

Common stock of the Reorganized Company.

(3)	Number of shares of the Reorganized Company underlying the stock acquisition rights

To be determined by applying mutatis mutandis Clause 2 above, taking into account the conditions and other matters of the Reorganization Measure.

(4)	Value of the property to be contributed upon exercise of stock acquisition rights

The value of the property to be contributed upon exercise of each stock acquisition right delivered shall be the amount calculated by multiplying the exercise price after reorganization, set forth below, by the number of shares of the Reorganized Company underlying the stock acquisition rights as determined in accordance with item (3) above. The exercise price after reorganization shall be one (1) yen per share of the Reorganized Company that the Stock Acquisition Right Holders can receive upon exercise of each stock acquisition right delivered.

(5)	Period during which the stock acquisition rights can be exercised

From the later of either the first day of the period during which Stock Acquisition Right can be exercised as set forth in Clause 4 above or the effective date of the Reorganization Measure to the expiration of the period during which Stock Acquisition Rights can be exercised as set forth in Clause 4 above.

(6)	Matters regarding the capital and capital reserves that will be increased in cases where shares will be issued as a result of exercise of the stock acquisition rights

To be determined by applying mutatis mutandis Clause 5 above.

(7)	Restriction on the acquisition of the stock acquisition rights by transfer

Any acquisition of the stock acquisition rights by transfer shall be subject to the approval by resolution of the board of directors of the Reorganized Company.

(8)	Terms of acquisition of stock acquisition rights

To be determined by applying mutatis mutandis Clause 7 above.

(9)	Other conditions for exercising stock acquisition rights

To be determined by applying mutatis mutandis Clause 10 below.

9.	Handling of fractions less than one (1) share resulting from the exercise of Stock Acquisition Rights

Any fraction of less than one (1) share in the shares to be delivered to the Stock Acquisition Right Holders who have exercised their Stock Acquisition Rights shall be rounded down.

10.	Other conditions for exercising Stock Acquisition Rights

(1)	In the period set forth in Clause 4 above, the Stock Acquisition Right Holders can exercise their Stock Acquisition Rights only within ten (10) days from the day immediately following the day on which they lose all the positions as director or executive officer of the Company or any consolidated subsidiary of the Company (including any consolidated subsidiary indirectly held by the Company) (the “Date of Losing Position”).

(2)

Notwithstanding the provision in item (1) above, in the following event, the Stock Acquisition Right Holders can exercise their Stock Acquisition Rights only within the following period in the period set forth in Clause 4 above:

If the Date of Losing Position did not occur to a Stock Acquisition Right Holder by July 8, 2049:

From July 9, 2049 to July 8, 2050

(3)	The provisions of items (1) and (2) above shall not apply to persons who succeeded to Stock Acquisition Rights by inheritance.

(4)	If a Stock Acquisition Right Holder has waived Stock Acquisition Rights, such holder can no longer exercise such Stock Acquisition Rights.

11.	Calculation method of the amount to be paid in for Stock Acquisition Rights

Any payment of money is not required.

12.	Allotment Date of Stock Acquisition Rights

April 1, 2021

(Exhibit 18)

Features of the 2nd Stock Acquisition Rights of Sawai Pharmaceutical Co., Ltd.

1.	Name of Stock Acquisition Rights

2nd Stock Acquisition Rights of Sawai Pharmaceutical Co., Ltd.

2.	Class and number of shares underlying Stock Acquisition Rights

The class of shares underlying Stock Acquisition Rights shall be the common stock of the Company and the number of shares underlying each Stock Acquisition Right shall be one hundred (100) shares.

If the Company carries out a share split or consolidation of shares, the number of shares underlying Stock Acquisition Rights shall be adjusted by using the formula below. However, such adjustment shall be made for the number of shares underlying Stock Acquisition Rights that have not been exercised at that time, and any fraction of less than one (1) share resulting from the adjustment shall be rounded down.

Number of shares after adjustment	=	Number of shares before adjustment	×	Ratio of share split or consolidation of shares

If the Company carries out a merger, company split, share exchange or share transfer (hereinafter generally referred to as the “Merger, etc.”), allots its shares without contribution, or otherwise needs to adjust the number of shares, the Company may adjust the number of shares to a reasonable extent in view of the conditions of the Merger etc. or the allotment of shares without contribution, or other matters.

3.	Paid-in amount for Stock Acquisition Rights

Any payment of money is not required.

4.	Value of the property to be contributed upon exercise of Stock Acquisition Rights

The subject of contribution made upon exercise of Stock Acquisition Rights shall be money, and the value thereof shall be the amount calculated by multiplying the amount to be paid in per share upon exercise of Stock Acquisition Rights (the “Exercise Price”) by the number of shares underlying each Stock Acquisition Right, where the Exercise Price shall be JPY 7,716.

If the Company carries out a share split or consolidation of shares with respect to its common stock, the Exercise Price described above shall be adjusted in accordance with the ratio of the share split or consolidation of shares by using the following formula, and any fraction of less than one (1) yen resulting from the adjustment shall be rounded up:

Exercise Price after adjustment	=	Exercise Price before adjustment	×	1
Ratio of share split or consolidation of shares

If the Company issues new shares or dispose of its treasury shares with respect to its common stock at a price lower than the market price (excluding any sale of treasury shares based on the provisions of Article 194 of the Companies Act (a demand for the sale of shares less than one unit made by a holder of shares less than one unit), or conversion or exercise of securities to be converted or convertible to common stock of the Company or stock options under which holders thereof can demand delivery of common stock of the Company (including those attached to bonds with stock acquisition rights)), the Exercise Price described above shall be adjusted by using the following formula, and any fraction of less than one (1) yen resulting from the adjustment shall be rounded up:

Exercise Price after adjustment	=	Exercise Price before adjustment	×	No. of issued and outstanding shares	+	No. of newly issued shares	×	Paid-in amount per share
Market price per share
No. of issued and outstanding shares + No. of newly issued shares

In the formula above, the “no. of issued and outstanding shares” means the number of issued common stock of the Company less the number of treasury shares held by the Company in terms of its common stock, and in case of any disposition of treasury shares, the “no of newly issued shares” shall be read as the “no. of treasury shares to be disposed of” and the “paid-in amount per share” shall be read as the “disposal price per share.”

Further, if the Company carries out the Merger, etc., allots its shares without contribution, or otherwise needs to adjust the Exercise Price described above, the Company may adjust the Exercise Price to a reasonable extent in view of the conditions of the Merger etc. or the allotment of shares without contribution, or other matters.

5.	Period during which Stock Acquisition Rights can be exercised

From August 8, 2017 to August 31, 2021. However, if the last day of such exercise period falls on a non-business day of the Company, the last day shall be the immediately preceding business day.

6.	Conditions for Exercising Stock Acquisition Rights

At the time of exercising the right, the relevant holder of Stock Acquisition Rights needs to hold a status as a director, executive officer or employee of the Company, except where a director or executive officer retires from the position upon expiration of the term or an employee retires based on the age limit, or where the Board of Directors of the Company considers that there is a due reason.

7.	Matters regarding the capital and capital reserves that will be increased in cases where shares will be issued as a result of the exercise of Stock Acquisition Rights

(1)

The amount of increase in the capital in cases where shares will be issued as a result of the exercise of Stock Acquisition Rights shall be the half of the maximum amount of increase in the capital, etc. as calculated in accordance with Article 17, paragraph (1) of the Regulation on Corporate Accounting, and any fraction of less than one (1) yen resulting from the calculation shall be rounded up.

(2)

The amount of increase in capital reserves in cases where shares will be issued as a result of the exercise of Stock Acquisition Rights shall be the maximum amount of increase in capital, etc. described in item (1) above less the amount of increase in the capital set forth in item (1) above.

8.	Matters concerning acquisition of Stock Acquisition Rights

(1)

If a holder of Stock Acquisition Rights no longer satisfies the conditions for exercising Stock Acquisition Rights set forth in Clause 6 above, the Company may acquire the relevant Stock Acquisition Rights without consideration.

(2)

If a proposal for approval of a merger agreement under which the Company will be a disappearing company is approved at a general meeting of shareholders, or a proposal for approval of a share exchange agreement or a share transfer plan under which the Company will be a wholly-owned subsidiary is approved at a general meeting of shareholders, the Company may acquire Stock Acquisition Rights without consideration.

9.	Restriction on transfer of Stock Acquisition Rights

Any acquisition of Stock Acquisition Rights by transfer shall be subject to the approval of the Board of Directors of the Company.

10.	Decision-making policy on the delivery of stock acquisition rights of the reorganized company in case of a reorganization

If an agreement, plan or the like executed in connection with any reorganization sets forth that stock acquisition rights of the following stock companies will be delivered, the stock acquisition rights of the following stock companies shall be delivered in accordance with the ratio relevant to such reorganization:

(1)	Merger (only if the Company disappears in the merger)

The stock company that survives the merger or the stock company incorporated as a result of the merger.

(2)	Absorption-type company split

The stock company which succeeds, in whole or in part, to any rights and obligations that a stock company effecting an absorption-type company split holds in connection with its business.

(3)	Incorporation-type company split

The stock company that is incorporated in the incorporation-type company split.

(4)	Share exchange

The stock company that acquires all of the issued shares of the stock company effecting the share exchange.

(5)	Share Transfer

The stock company incorporated as a result of the share transfer.

11.	Allotment date of Stock Acquisition Rights

August 7, 2015

12.	Rounding down of fractions resulting from the exercise of Stock Acquisition Rights

Any fraction of less than one (1) share in the shares to be delivered to holders of Stock Acquisition Rights shall be rounded down.

(Exhibit 19)

Features of Stock Acquisition Rights of SAWAI GROUP HOLDINGS Co., Ltd.

Issued in April 2021

1.	Name of Stock Acquisition Rights

Stock Acquisition Rights of SAWAI GROUP HOLDINGS Co., Ltd. Issued in April 2021

2.	Class and number of shares underlying Stock Acquisition Rights

The class of shares underlying Stock Acquisition Rights shall be the common stock of the Company and the number of shares underlying each Stock Acquisition Right shall be one hundred (100) shares.

If the Company carries out a share split or consolidation of shares, the number of shares underlying Stock Acquisition Rights shall be adjusted by using the formula below. However, such adjustment shall be made for the number of shares underlying Stock Acquisition Rights that have not been exercised at that time, and any fraction of less than one (1) share resulting from the adjustment shall be rounded down.

Number of shares after adjustment	=	Number of shares before adjustment	×	Ratio of share split or consolidation of shares

If the Company carries out a merger, company split, share exchange or share transfer (hereinafter generally referred to as the “Merger, etc.”), allots its shares without contribution, or otherwise needs to adjust the number of shares, the Company may adjust the number of shares to a reasonable extent in view of the conditions of the Merger etc. or the allotment of shares without contribution, or other matters.

3.	Paid-in amount for Stock Acquisition Rights

Any payment of money is not required.

4.	Value of the property to be contributed upon exercise of Stock Acquisition Rights

The subject of contribution made upon exercise of Stock Acquisition Rights shall be money, and the value thereof shall be the amount calculated by multiplying the amount to be paid in per share upon exercise of Stock Acquisition Rights (the “Exercise Price”) by the number of shares underlying each Stock Acquisition Right, where the Exercise Price shall be JPY 7,716.

If the Company carries out a share split or consolidation of shares with respect to its common stock, the Exercise Price described above shall be adjusted in accordance with the ratio of the share split or consolidation of shares by using the following formula, and any fraction of less than one (1) yen resulting from the adjustment shall be rounded up:

Exercise Price after adjustment	=	Exercise Price before adjustment	×	1
Ratio of share split or consolidation of shares

If the Company issues new shares or dispose of its treasury shares with respect to its common stock at a price lower than the market price (excluding any sale of treasury shares based on the provisions of Article 194 of the Companies Act (a demand for the sale of shares less than one unit made by a holder of shares less than one unit), or conversion or exercise of securities to be converted or convertible to common stock of the Company or stock options under which holders thereof can demand delivery of common stock of the Company (including those attached to bonds with stock acquisition rights)), the Exercise Price described above shall be adjusted by using the following formula, and any fraction of less than one (1) yen resulting from the adjustment shall be rounded up:

Exercise Price after adjustment	=	Exercise Price before adjustment	×	No. of issued and outstanding shares	+	No. of newly issued shares	×	Paid-in amount per share
Market price per share
No. of issued and outstanding shares + No. of newly issued shares

In the formula above, the “no. of issued and outstanding shares” means the number of issued common stock of the Company less the number of treasury shares held by the Company in terms of its common stock, and in case of any disposition of treasury shares, the “no of newly issued shares” shall be read as the “no. of treasury shares to be disposed of” and the “paid-in amount per share” shall be read as the “disposal price per share.”

Further, if the Company carries out the Merger, etc., allots its shares without contribution, or otherwise needs to adjust the Exercise Price described above, the Company may adjust the Exercise Price to a reasonable extent in view of the conditions of the Merger etc. or the allotment of shares without contribution, or other matters.

5.	Period during which Stock Acquisition Rights can be exercised

From April 1, 2021 to August 31, 2021. However, if the last day of such exercise period falls on a non-business day of the Company, the last day shall be the immediately preceding business day.

6.	Conditions for Exercising Stock Acquisition Rights

At the time of exercising the right, the relevant holder of Stock Acquisition Rights needs to hold a status as a director, executive officer or employee of the Company or any consolidated subsidiary of the Company (including any consolidated subsidiary indirectly held by the Company), except where a director or executive officer retires from the position upon expiration of the term or an employee retires based on the age limit, or where the Board of Directors of the Company considers that there is a due reason.

7.	Matters regarding the capital and capital reserves that will be increased in cases where shares will be issued as a result of the exercise of Stock Acquisition Rights

(1)

The amount of increase in the capital in cases where shares will be issued as a result of the exercise of Stock Acquisition Rights shall be the half of the maximum amount of increase in capital, etc. as calculated in accordance with Article 17, paragraph (1) of the Regulation on Corporate Accounting, and any fraction of less than one (1) yen resulting from the calculation shall be rounded up.

(2)

The amount of increase in capital reserves in cases where shares will be issued as a result of the exercise of Stock Acquisition Rights shall be the maximum amount of increase in capital, etc. described in item (1) above less the amount of increase in the capital set forth in item (1) above.

8.	Matters concerning acquisition of Stock Acquisition Rights

(1)

If a holder of Stock Acquisition Rights no longer satisfies the conditions for exercising Stock Acquisition Rights set forth in Clause 6 above, the Company may acquire the relevant Stock Acquisition Rights without consideration.

(2)

If a proposal for approval of a merger agreement under which the Company will be a disappearing company is approved at a general meeting of shareholders, or a proposal for approval of a share exchange agreement or a share transfer plan under which the Company will be a wholly-owned subsidiary is approved at a general meeting of shareholders, the Company may acquire Stock Acquisition Rights without consideration.

9.	Restriction on transfer of Stock Acquisition Rights

Any acquisition of Stock Acquisition Rights by transfer shall be subject to the approval of the Board of Directors of the Company.

10.	Decision-making policy on the delivery of stock acquisition rights of the reorganized company in case of a reorganization

If an agreement, plan or the like executed in connection with any reorganization sets forth that stock acquisition rights of the following stock companies will be delivered, the stock acquisition rights of the following stock companies shall be delivered in accordance with the ratio relevant to such reorganization:

(1)	Merger (only if the Company disappears in the merger)

The stock company that survives the merger or the stock company incorporated as a result of the merger.

(2)	Absorption-type company split

The stock company which succeeds, in whole or in part, to any rights and obligations that a stock company effecting an absorption-type company split holds in connection with its business.

(3)	Incorporation-type company split

The stock company that is incorporated in the incorporation-type company split.

(4)	Share exchange

The stock company that acquires all of the issued shares of the stock company effecting the share exchange.

(5)	Share Transfer

The stock company incorporated as a result of the share transfer.

11.	Allotment date of Stock Acquisition Rights

April 1, 2021

12.	Rounding down of fractions resulting from the exercise of Stock Acquisition Rights

Any fraction of less than one (1) share in the shares to be delivered to holders of Stock Acquisition Rights shall be rounded down.

III. Summary of the Matters Pertaining to the Particulars Described in the Items of Article 206 of the Regulation for Enforcement of the Companies Act

(1)	Particulars Regarding Appropriateness of the Provisions Concerning the Consideration for the Share Transfer

(i) Particulars concerning the number and allotment of shares

The Share Transfer is a scheme to incorporate a wholly owning parent company through sole-share transfer by the Company, and there is no difference between the shareholder composition of the Company at the time of the share transfer and that of the Holding Company upon implementation of the share transfer. Based on such circumstances, by placing the highest priority on avoiding causing any disadvantage to the shareholders, one (1) share of common stock of the Holding Company will be allotted per one (1) share of common stock of the Company held by the shareholders. For the above reasons, valuation of its shares by a third party valuation institution was not conducted. In addition, the said share transfer ratio basically does not cause any fluctuation in the value of the shares, and therefore the Company considers it appropriate.

The number of new shares planned to be delivered by the Holding Company through the Share Transfer is 43,791,339 shares. If the total number of issued and outstanding shares of the Company varies before the Share Transfer takes effect, the above number of the new shares to be delivered by the Holding Company will vary. With respect to the treasury shares held by the Company as of the point in time immediately preceding the acquisition of all of the issued and outstanding shares of the Company by the Holding Company through the Share Transfer (the “Base Time”), the same number of shares of common stock of the Holding Company will be allotted and delivered therefor. However, the Company is planning to cancel such treasury shares before the Share Transfer takes effect, to the extent that such cancellation is practically possible. Therefore, in the above calculation, 299,649 treasury shares held by the Company as of September 30, 2020 are excluded from the shares subject to the delivery of new shares. In addition, if the number of treasury shares of the Company varies from that as of September 30, 2020 prior to the Base Time due to exercise by any shareholder of the Company of the appraisal right, or any other similar event, the number of new shares to be delivered by the Holding Company may vary.

(ii) Particulars concerning appropriateness of the amounts of stated capital and reserves

Stated capital and reserves of the Holding Company to be incorporated through the Share Transfer will be as set forth below:

•	Stated capital: 10,000,000,000 yen

•

Capital reserves: The amount of capital reserves of the Holding Company as of the date of its incorporation will be determined by the Company in accordance with the provisions of Article 52 of the Regulation on Corporate Accounting.

•	Retained earnings reserves: 0 yen

The amounts of stated capital and reserves at incorporation of the Holding Company are determined within the scope permitted under the applicable laws and regulations, and the Company considers them appropriate in light of the purpose, scale, and capital policies after incorporation, or other related matters of the Holding Company.

(2) Particulars Regarding Appropriateness of the Provisions Concerning Stock Acquisition Rights Pertaining to the Share Transfer

To each holder of stock acquisition rights issued by the Company, stock acquisition rights of the Holding Company under terms and conditions equivalent to those of the stock acquisition rights of the Company will be delivered and allotted in exchange therefor, in the same number as the stock acquisition rights of the Company held by such holder. Therefore, the Company considers that the provisions concerning stock acquisition rights pertaining to the share transfer are appropriate.

Please note that the Company has not issued any bonds with a stock acquisition right.

(3) Particulars Concerning Wholly Owned Subsidiary Company

Disposal of important property, burden of major obligations, or any other event that has a material impact on the status of company property, has not occurred after the last day of the most recent Business Year.

IV. Matters Concerning the Persons who will Assume the Offices of Directors of the Holding Company

The persons who will assume the offices of Directors of the Holding Company are as indicated below.

The number of shares owned by the following persons are indicated based on their share ownership status as of September 30, 2020. The number of the shares of the Holding Company to be allotted to them are indicated based on such ownership status, by taking the share transfer ratio into consideration. Therefore, the actual number of the shares of the Holding Company to be allotted to the following persons may vary in accordance with their share ownership status until immediately before the incorporation date of the Holding Company.

Mitsuo Sawai
Date of birth	September 28, 1956	Number of the Company’s shares owned	948,200 shares
		Number of the Holding Company’s shares to be allotted	948,200 shares
Brief profile, position, responsibility, and significant concurrent position	April 1982	Joined Kyowa Hakko Kogyo Co., Ltd. (currently Kyowa Kirin Co., Ltd.)
	January 1989	Joined Sawai Pharmaceutical Co., Ltd.
	June 2000	Director,
Deputy Vice President of Sales Division, and
General Manager of Sales Planning Department
	June 2002	Managing Director,
Deputy Vice President of Sales Division, and
General Manager of Sales Planning Department
	June 2005	Senior Managing Director,
Vice President of Sales Division
	June 2008	President, Representative Director
	June 2020	Chairman, Representative Director
(incumbent)
Reasons for nomination as a candidate for Director	Mr. Mitsuo Sawai is well-versed in the generic drug business. The Company expects that his track record, abilities, and experience as a person driving the sustainable growth of the corporate value of the Sawai Group will continue to be required for the Holding Company’s management. Therefore, the Company has proposed him as a candidate for Director.
Particular conflicts of interest between the candidate and the Company	There are no particular conflicts of interest between Mr. Mitsuo Sawai and the Holding Company. There will also be no particular conflicts of interest between Mr. Mitsuo Sawai and the Holding Company.

Kenzo Sawai
Date of birth	May 26, 1968	Number of the Company’s shares owned	854,000 shares
		Number of the Holding Company’s shares to be allotted	854,000 shares
Brief profile, position, responsibility, and significant concurrent position	April 1995	Joined Sumitomo Pharmaceuticals Co., Ltd. (currently Sumitomo Dainippon Pharma Co., Ltd.)
	April 2001	Joined Sawai Pharmaceutical Co., Ltd.
	June 2010	Director,
Vice President of Corporate Strategy Department
	June 2013	Director,
Senior Executive Officer,
Vice President of Corporate Strategy Department and
Deputy Vice President of Sales Division
	June 2017	Chairman of the Board of Upsher-Smith Laboratories, LLC
(incumbent)
	June 2017	Director,
Senior Managing Executive Officer,
Vice President of Corporate Strategy Department and
Supervisor of Sales Division
	June 2018	Director,
Senior Managing Executive Officer,
Vice President of Corporate Strategy Department and
Supervisor of Research & Development Division
	June 2020	President, Representative Director
(incumbent)
Reasons for nomination as a candidate for Director	Mr. Kenzo Sawai is well-versed in the generic drug business. The Company expects that his track record and abilities as a person with strategic planning and implementation abilities for supporting the Sawai Group’s growth in the medium term will continue to be required for the Holding Company’s management. Therefore, the Company has proposed him as a candidate for Director.
Particular conflicts of interest between the candidate and the Company	There are no particular conflicts of interest between Mr. Kenzo Sawai and the Company. There will also be no particular conflicts of interest between Mr. Kenzo Sawai and the Holding Company.

Notes:

A trust agreement has been made and entered into for the purpose of managing Mr. Kenzo Sawai’s shares. The name recorded in the list of shareholders for these shares is “SMBC Trust Bank Ltd.”

Kazuhiko Sueyoshi
Date of birth	September 19, 1957	Number of the Company’s shares owned	1,500 shares
		Number of the Holding Company’s shares to be allotted	1,500 shares
Brief profile, position, responsibility, and significant concurrent position	April 1980	Joined The Sumitomo Bank, Limited (currently Sumitomo Mitsui Banking Corporation)
	April 2012	Joined Sawai Pharmaceutical Co., Ltd.
General Manager of Controller Department
	June 2017	Executive Administration, Upsher-Smith Laboratories, LLC
(incumbent)
	February 2018	Executive Officer,
Deputy Vice President of Corporate Administration Division
General Manager of Controller Department
	June 2018	Director,
Senior Executive Officer,
Vice President of Corporate Administration Division
(incumbent)
	June 2018	Director of Medisa Shinyaku Inc.
(incumbent)
	June 2018	Director of Kaken Shoyaku Co., Ltd
(incumbent)
Reasons for nomination as a candidate for Director	Mr. Kazuhiko Sueyoshi has expertise in finance and accounting, and deep insights into corporate management based on his extensive experience at financial institutions and business experience in corporate management. The Company expects that his expertise and insights will continue to be required for the Holding Company’s management. Therefore, the Company has proposed him as a candidate for Director.
Particular conflicts of interest between the candidate and the Company	There are no particular conflicts of interest between Mr. Kazuhiko Sueyoshi and the Company. There will also be no particular conflicts of interest between Mr. Kazuhiko Sueyoshi and the Holding Company.

Toru Terashima
Date of birth	August 7, 1959	Number of the Company’s shares owned	800 shares
		Number of the Holding Company’s shares to be allotted	800 shares
Brief profile, position, responsibility, and significant concurrent position	April 1984	Joined Sumitomo Chemical Company, Limited
	October 1984	Joined Sumitomo Pharmaceuticals Co., Ltd. (currently Sumitomo Dainippon Pharma Co., Ltd.)
	January 2016	Joined Sawai Pharmaceutical Co., Ltd.
	June 2016	Corporate Officer, Vice President of Reliability Assurance Division
	June 2017	Director, Corporate Officer, Vice President of Reliability Assurance Division
	June 2018	Director, Executive Officer, Vice President of Reliability Assurance Division
	June 2019	Director, Senior Executive Officer, Vice President of Reliability Assurance Division (incumbent)
Reasons for nomination as a candidate for Director	Mr. Toru Terashima has extensive professional knowledge and business experience in the research, development, and production of, and regulatory affairs related to, pharmaceutical affairs, etc. The Company expects that his expertise and experience will continue to be required for the Holding Company’s management. Therefore, the Company has proposed him as a candidate for Director.
Particular conflicts of interest between the candidate and the Company	There are no particular conflicts of interest between Mr. Toru Terashima and the Company. There will also be no particular conflicts of interest between Mr. Toru Terashima and the Holding Company.

Masatoshi Ohara			Candidate for Independent Executive
Candidate for External Director

Date of birth	April 25, 1951		Number of the Company’s shares owned	200 shares
			Number of the Holding Company’s shares to be allotted	200 shares
Brief profile, position, responsibility, and significant concurrent position	April 1979	Registered as a lawyer at Osaka Bar Association Joined Kikkawa Sogo Law Offices (currently Kikkawa Law Offices)
	August 1986 January 1988	Attorney registered in the State of New York, the U.S. Partner of Kikkawa Law Offices (incumbent)
	April 2004	Member of the Board of Directors for the Kinki Federation of Bar Associations
	April 2017	The President of Osaka Bar Association, the Vice President of Japan Federation of Bar Associations
	June 2019	Director of the Company (incumbent)
Reasons for nomination as a candidate for External Director

Mr. Masatoshi Ohara has extensive experience and professional knowledge as a lawyer. The Company expects him to continuously provide beneficial advice from an independent perspective. Therefore, the Company has proposed him as a candidate for External Director of the Holding Company.

For the above reasons, the Company believes that he can perform his duties as External Director of the Holding Company appropriately although he has not participated in corporate management before except as External Director or External Audit & Supervisory Board Member.

Particular conflicts of interest between the candidate and the Company	There are no particular conflicts of interest between Mr. Masatoshi Ohara and the Company. There will also be no particular conflicts of interest between Mr. Masatoshi Ohara and the Holding Company.

Notes:

1.

Mr. Masatoshi Ohara is currently the Company’s External Director, and the Company has entered into an Agreement with him limiting liability as provided for in Article 423, Paragraph 1 of the Companies Act within the limits stipulated by laws and regulations. If the Holding Company is incorporated and Mr. Masatoshi Ohara assumes the office of External Director of the Holding Company, the Holding Company will execute an Agreement for Limitation of Liability, which is similar to the abovementioned Agreement, with him. The term of office of Mr. Masatoshi Ohara as External Director of the Company will be one year and six months at the conclusion of the Extraordinary General Meeting.

2.

The Company has nominated Mr. Masatoshi Ohara as an independent executive in accordance with requirements of the Tokyo Stock Exchange, and has registered him with the Tokyo Stock Exchange. If the Holding Company is incorporated and Mr. Masatoshi Ohara assumes the office of External Director of the Holding Company, Mr. Masatoshi Ohara is expected to be registered with the Tokyo Stock Exchange as an independent executive.

3.

While Mr. Masatoshi Ohara is the Company’s External Director, if this Agenda is approved at the Extraordinary General Meeting and Mr. Masatoshi Ohara assumes the office of External Director of the Holding Company, he is expected to resign the office of Director of the Company on the day immediately preceding the day on which the Share Transfer comes into effect (which is expected to be March 31, 2021).

Nawomi Todo			Candidate for Independent Executive
Candidate for External Director

Date of birth	September 17, 1959		Number of the Company’s shares owned	500 shares
			Number of the Holding Company’s shares to be allotted	500 shares
Brief profile, position, responsibility, and significant concurrent position	June 1984	Obtained medical license
	July 1984	Staff Doctor at Osaka University Hospital
	July 1987	Staff Doctor at Osaka Police Hospital, Association of Osaka Police Foundation
	July 1990	Staff Doctor at Nissay Hospital (currently Nippon Life Hospital)
	January 2002	Staff Doctor at Osaka-tetsusyou Health Insurance Society (incumbent)
	January 2007	Obtained Certified Occupational Physician Qualification of Japan Medical Association
	June 2015	Director of the Company (incumbent)
Reasons for nomination as a candidate for External Director

Ms. Nawomi Todo has extensive professional knowledge and experience, etc. as a medical doctor. The Company expects her to continue providing beneficial advice from an independent perspective. Therefore, the Company has proposed her as a candidate for External Director of the Holding Company.

For the above reasons, the Company believes that she can perform her duties as External Director of the Holding Company appropriately although she has not participated in corporate management before except as External Director or External Audit & Supervisory Board Member.

Particular conflicts of interest between the candidate and the Company	There are no particular conflicts of interest between Ms. Nawomi Todo and the Company. There will also be no particular conflicts of interest between Ms. Nawomi Todo and the Holding Company.

Notes:

1.

Ms. Nawomi Todo is currently the Company’s External Director, and the Company has entered into an Agreement with her limiting liability as provided for in Article 423, Paragraph 1 of the Companies Act within the limits stipulated by laws and regulations. If the Holding Company is incorporated and Ms. Nawomi Todo assumes the office of External Director of the Holding Company, the Holding Company will execute an Agreement for Limitation of Liability, which is similar to the abovementioned Agreement, with her. The term of office of Ms. Nawomi Todo as External Director of the Company will be five years and six months at the conclusion of the Extraordinary General Meeting.

2.

The Company has nominated Ms. Nawomi Todo as an independent executive in accordance with requirements of the Tokyo Stock Exchange, and has registered her with the Tokyo Stock Exchange. If the Holding Company is incorporated and Ms. Nawomi Todo assumes the office of External Director of the Holding Company, Ms. Nawomi Todo is expected to be registered with the Tokyo Stock Exchange as an independent executive.

3.

While Ms. Nawomi Todo is the Company’s External Director, if this Agenda is approved at the Extraordinary General Meeting and Ms. Nawomi Todo assumes the office of External Director of the Holding Company, she is expected to resign the office of Director of the Company on the day immediately preceding the day on which the Share Transfer comes into effect (which is expected to be March 31, 2021).

V. Matters Concerning the Persons who will Assume the Offices of Audit & Supervisory Board Members of the Holding Company

The persons who will assume the offices of Audit & Supervisory Board Members of the Holding Company are as indicated below.

The number of shares owned by the following persons are indicated based on their share ownership status as of September 30, 2020. The number of the shares of the Holding Company to be allotted to them are indicated based on such ownership status, by taking the share transfer ratio into consideration. Therefore, the actual number of the shares of the Holding Company to be allotted to the following persons may vary in accordance with their share ownership status until immediately before the incorporation date of the Holding Company.

Tadao Tsubokura
Date of birth	March 3, 1961	Number of the Company’s shares owned	700 shares
		Number of the Holding Company’s shares to be allotted	700 shares
Brief profile, position, responsibility, and significant concurrent position	July 2008	Joined the Company General Manager, Controller Department of the Company
	April 2012	General Manager, General Affairs Department of the Company
	June 2018	Full-time Audit & Supervisory Board Member of the Company (incumbent)
Reasons for nomination as a candidate for External Audit & Supervisory Board Member	Mr. Tadao Tsubokura has extensive business experience as the person in charge of the Controller Department and General Affairs Department of the Company, and has expertise in finance and accounting as well as a wide range of knowledge in business. The Company believes that he can perform an appropriate auditing function of the Holding Company. Therefore, the Company has proposed him as a candidate for Audit & Supervisory Board Member of the Holding Company.
Particular conflicts of interest between the candidate and the Company	There are no particular conflicts of interest between Mr. Tadao Tsubokura and the Company. There will also be no particular conflicts of interest between Mr. Tadao Tsubokura and the Holding Company.

Notes:

1.

Mr. Tadao Tsubokura is currently the Full-time Company’s Audit & Supervisory Board Member, and the Company has entered into an Agreement with him limiting liability as provided for in Article 423, Paragraph 1 of the Companies Act within the limits stipulated by laws and regulations. If the Holding Company is incorporated and Mr. Tadao Tsubokura assumes the office of Audit & Supervisory Board Member of the Holding Company, the Holding Company will execute an Agreement for Limitation of Liability, which is similar to the abovementioned Agreement, with him.

2.

While Mr. Tadao Tsubokura is the Full-time Company’s Audit & Supervisory Board Member, if this Agenda is approved at the Extraordinary General Meeting and Mr. Tadao Tsubokura assumes the office of Full-time Audit & Supervisory Board Member of the Holding Company by the resolution of the Audit & Supervisory Board meeting that will be held after the effective date of the Share Transfer (which is expected to be April 1, 2021), he is expected to continue to serve as a Part-time Audit & Supervisory Board Member of the Company as a concurrent position.

Takanobu Tomohiro	Candidate for External Audit & Supervisory Board Member	Candidate for Independent Executive

Date of birth	October 29, 1958	Number of the Company’s shares owned	100 shares
		Number of the Holding Company’s shares to be allotted	100 shares
Brief profile, position, responsibility, and significant concurrent position	April 1991	Registered as an attorney
Joined Kogoshi Takizawa Law Office (currently, Kobe-Kaito Law Office)
	April 1994	Partner of Kobe-Kaito Law Office
(incumbent)
	June 2016	Audit & Supervisory Board Member of the Company
(incumbent)
	April 2020	President, Hyogo-ken Bar Association
(incumbent)
Reasons for nomination as a candidate for External Audit & Supervisory Board Member

The Company nominates Mr. Takanobu Tomohiro as a candidate for External Audit & Supervisory Board Member since we believe he will provide the Holding Company with useful advice and audit services from an independent standpoint, based on his extensive specialized knowledge and experience in legal affairs as a lawyer.

For the above reasons, the Company believes that he can perform his duties as External Director of the Holding Company appropriately although he has not participated in corporate management before except as External Director or External Audit & Supervisory Board Member.

Particular conflicts of interest between the candidate and the Company	There are no particular conflicts of interest between Mr. Takanobu Tomohiro and the Company. There will also be no particular conflicts of interest between Mr. Takanobu Tomohiro and the Holding Company.

Notes:

1.

Mr. Takanobu Tomohiro is currently the Company’s External Audit & Supervisory Board Member, and the Company has entered into an Agreement with him limiting liability as provided for in Article 423, Paragraph 1 of the Companies Act within the limits stipulated by laws and regulations. If the Holding Company is incorporated and Mr. Takanobu Tomohiro assumes the office of External Audit & Supervisory Board Member of the Holding Company, the Holding Company will execute an Agreement for Limitation of Liability, which is similar to the abovementioned Agreement, with him. The term of office of Mr. Takanobu Tomohiro as External Audit & Supervisory Board Member of the Company will be four years and six months at the conclusion of the Extraordinary General Meeting.

2.

The Company has nominated Mr. Takanobu Tomohiro as an independent executive in accordance with requirements of the Tokyo Stock Exchange, and has registered him with the Tokyo Stock Exchange. If the Holding Company is incorporated and Mr. Takanobu Tomohiro assumes the office of External Audit & Supervisory Board Member of the Holding Company, Mr. Takanobu Tomohiro is expected to be registered with the Tokyo Stock Exchange as an independent executive.

3.

While Mr. Takanobu Tomohiro is the Company’s External Audit & Supervisory Board Member, if this Agenda is approved at the Extraordinary General Meeting and Mr. Takanobu Tomohiro assumes the office of External Audit & Supervisory Board Member of the Holding Company, he will lose the qualification as External Audit & Supervisory Board Member of the Company as of the effective date of the Share Transfer (which is expected to be April 1, 2021). He is expected to remain in the office of Audit & Supervisory Board Member of the Company until the conclusion of the Annual General Meeting of the Company, which is expected to be held in June 2021.

Junichi Hirano		Candidate for External Audit & Supervisory Board Member	Candidate for Independent Executive

Date of birth	April 28, 1955		Number of the Company’s shares owned	100 shares
			Number of the Holding Company’s shares to be allotted	100 shares
Brief profile, position, responsibility, and significant concurrent position	July 2013 July 2014 July 2015 August 2016 June 2017

Director, Co-ordination Division, Second Large Enterprise Examination Department, Osaka Regional Taxation Bureau

District Director, Higashi Yodogawa Tax Office

District Director, Himeji Tax Office

Established a certified tax accountant office

Audit & Supervisory Board Member of the Company

(incumbent)

Reasons for nomination as a candidate for External Audit & Supervisory Board Member

Mr. Junichi Hirano established a certified tax accountant office after serving as District Director of the Himeji Tax Office. He has considerable knowledge in finance and accounting based on his years of experience and involvement in the fields. The Company expects him to provide beneficial advice and audit services from an independent perspective. Therefore, the Company has proposed him as a candidate for External Audit & Supervisory Board Member of the Holding Company.

For the above reasons, the Company believes that he can perform his duties as External Audit & Supervisory Board Member of the Holding Company appropriately although he has not participated in corporate management before except as External Director or External Audit & Supervisory Board Member.

Particular conflicts of interest between the candidate and the Company	There are no particular conflicts of interest between Mr. Junichi Hirano and the Company. There will also be no particular conflicts of interest between Mr. Junichi Hirano and the Holding Company.

Notes:

1.

Mr. Junichi Hirano is currently the Company’s External Audit & Supervisory Board Member, and the Company has entered into an Agreement with him limiting liability as provided for in Article 423, Paragraph 1 of the Companies Act within the limits stipulated by laws and regulations. If the Holding Company is incorporated and Mr. Junichi Hirano assumes the office of External Audit & Supervisory Board Member of the Holding Company, the Holding Company will execute an Agreement for Limitation of Liability, which is similar to the abovementioned Agreement, with him. The term of office of Mr. Junichi Hirano as External Audit & Supervisory Board Member of the Company will be three years and six months at the conclusion of the Extraordinary General Meeting.

2.

The Company has nominated Mr. Junichi Hirano as an independent executive in accordance with requirements of the Tokyo Stock Exchange, and has registered him with the Tokyo Stock Exchange. If the Holding Company is incorporated and Mr. Junichi Hirano assumes the office of External Audit & Supervisory Board Member of the Holding Company, Mr. Junichi Hirano is expected to be registered with the Tokyo Stock Exchange as an independent executive.

3.

While Mr. Junichi Hirano is the Company’s External Audit & Supervisory Board Member, if this Agenda is approved at the Extraordinary General Meeting and Mr. Junichi Hirano assumes the office of External Audit & Supervisory Board Member of the Holding Company, he will lose the qualification as External

Audit & Supervisory Board Member of the Company as of the effective date of the Share Transfer (which is expected to be April 1, 2021). He is expected to remain in the office of Audit & Supervisory Board Member of the Company until the conclusion of the Annual General Meeting of the Company, which is expected to be held in June 2021.

VI. Matters Concerning the Persons who will Assume the Offices of Substitute Audit & Supervisory Board Members of the Holding Company

The persons who will assume the offices of Substitute Audit & Supervisory Board Members of the Holding Company are as indicated below.

The number of shares owned by the following persons are indicated based on their share ownership status as of September 30, 2020. The number of the shares of the Holding Company to be allotted to them are indicated based on such ownership status, by taking the share transfer ratio into consideration. Therefore, the actual number of the shares of the Holding Company to be allotted to following persons may vary in accordance with their share ownership status until immediately before the incorporation date of the Holding Company.

Satoshi Soumi
Date of birth	September 27, 1960	Number of the Company’s shares owned	1,000 shares
		Number of the Holding Company’s shares to be allotted	1,000 shares
Brief profile, position, responsibility, and significant concurrent position	January 2008 April 2008 June 2012 April 2014	Joined Sawai Pharmaceutical Co., Ltd. General Manager, Internal Inspection Section General Manager, Human Resources Department General Manager, Internal Inspection Section (incumbent)
Reasons for nomination as a candidate for Substitute Audit & Supervisory Board Member	The Company nominates Mr. Satoshi Soumi as a candidate for Substitute Audit & Supervisory Board Member of the Holding Company since we believe he is capable of being responsible for an appropriate audit function, based on his extensive experience leading the internal audit division.
Particular conflicts of interest between the candidate and the Company	There are no particular conflicts of interest between Mr. Satoshi Soumi and the Company. There will also be no particular conflicts of interest between Mr. Satoshi Soumi and the Holding Company.

Note:

If the Holding Company is incorporated and then a vacancy occurs in the offices of Audit & Supervisory Board Members and Mr. Satoshi Soumi assumes the office of Audit & Supervisory Board Member to fill such vacancy, the Holding Company will execute an Agreement limiting liability as provided for in Article 423, Paragraph 1 of the Companies Act within the limits stipulated by laws and regulations with him.

Yoshitsugu Nishimura		Candidate for External Audit & Supervisory Board Member	Candidate for Independent Executive

Date of birth	January 10, 1957		Number of the Company’s shares owned	- shares
			Number of the Holding Company’s shares to be allotted	- shares
Brief profile, position,	April 1980	Joined the Ministry of Finance
responsibility, and	June 1998	General Manager, Investment Service Office, Market Division,
significant concurrent position		Financial Planning Bureau, Ministry of Finance
	July 2001	General Manager, First Large Enterprise Department, Tokyo
Regional Taxation Bureau, National Tax Agency
	June 2013	Regional Commissioner, Tokyo Regional Taxation Bureau,
National Tax Agency
	December 2014	Registered as an attorney at law (Dai-Ichi Tokyo Bar Association)
Visiting Attorney, Miyake & Partners
(incumbent)
	June 2015	Corporate Auditor, DSB Co., Ltd.
(incumbent)
Registered as a Certified Public Tax Accountant (Tokyo Certified Public Tax Accountants’ Association)
Reasons for nomination as a candidate for Substitute External Audit & Supervisory Board Member	The Company nominates Mr. Yoshitsugu Nishimura as a candidate for Substitute Audit & Supervisory Board Member of the Holding Company since we believe he can offer useful advice and audits from an independent perspective, based on his extensive experience at the Ministry of Finance and the National Tax Agency over many years, as well as his specialized knowledge and broad insight as an attorney at law and public tax accountant.
Particular conflicts of interest between the candidate and the Company	There are no particular conflicts of interest between Mr. Yoshitsugu Nishimura and the Company. There will also be no particular conflicts of interest between Mr. Yoshitsugu Nishimura and the Holding Company.

Note:

1.

If the Holding Company is incorporated and then a vacancy occurs in the offices of Audit & Supervisory Board Members and Mr. Yoshitsugu Nishimura assumes the office of External Audit & Supervisory Board Member to fill such vacancy, the Holding Company will execute an Agreement limiting liability as provided for in Article 423, Paragraph 1 of the Companies Act within the limits stipulated by laws and regulations with him.

2.

If the Holding Company is incorporated and then a vacancy occurs in the offices of Audit & Supervisory Board Members and Mr. Yoshitsugu Nishimura assumes the office of External Audit & Supervisory Board Member to fill such vacancy, the Holding Company expects to nominate Mr. Yoshitsugu Nishimura as an independent executive in accordance with requirements of the Tokyo Stock Exchange, and will register him with the Tokyo Stock Exchange.

VII. Matters Concerning the Person who will Assume the Office of Financial Auditor of the Holding Company

The person who will assume the office of Financial Auditor of the Holding Company is as indicated below.

Name	KPMG AZSA LLC
Offices	Principal Office: Secondary Offices:

1-2 Tsukudo-cho, Shinjuku-ku, Tokyo

Sapporo Office, Sendai Office, Hokuriku Office, Kitakanto Office, Yokohama Office, Nagoya Office, Kyoto Office, Osaka Office, Kobe Office, Hiroshima Office and Fukuoka Office

History	July 1969	Asahi & Co. was established

	July 1985	Asahi Shinwa & Co. was established

	October 1993	Changed its name to Asahi Audit Corp. through merger with Inoue Saito Eiwa Audit Corp. (established: April 5, 1978)

	January 2004	Merged with AZSA & Co. (established: February 26, 2003) and changed its name to KPMG AZSA & Co.

	July 2010	Transferred to the structure of a limited liability auditing corporation, and changed its name to KPMG AZSA LLC
Outline (As of September 2020)	Amount of stated capital: 3,000 million yen Composition of members:
	Certified Public Accountants	3,172	(including 28 representative partners and 514 partners)
	Successful CPA examinees, etc.	1,068
	Audit assistant staff	1,104	(34 specified partners, including one representative partner)
	Other staff members	760

	Total	6,104
	Number of clients:
	Audit and attestation services	3,654 companies
	Other services	1,173 companies

Note:

KPMG AZSA LLC is nominated as a candidate for the Holding Company’s Financial Auditor because it was judged that KPMG AZSA LLC is suitable for the position through comprehensive consideration of its scale, competence to perform its duties, including its experience, its independence, internal control system and other qualities.

Agenda No. 2: Partial Amendments to the Articles of Incorporation

1. Reason for the Proposal

The Company has prescribed the record date for the Annual General Meetings of Shareholders in Article 13 (Record Date for Annual General Meetings of Shareholders) of its current Articles of Incorporation pursuant to the provisions of Paragraph (3), Article 124 of the Companies Act, in order to smoothly carry out clerical procedures for the convocation of the Annual General Meetings of Shareholders or other related matters. Once Agenda No. 1 (Incorporation of the Wholly Owing Parent Company through Sole-Share Transfer) is approved at the Extraordinary General Meeting and the Share Transfer comes into effect as of April 1, 2021, the Holding Company will be the sole shareholder of the Company. Consequently, the provision concerning the record date for the Annual General Meetings of Shareholders will become unnecessary. Therefore, the record date system for the General Meetings of Shareholders will be abolished and Article 13 of the current Articles of Incorporation will be deleted, and upon such amendment, each article from Article 14 onwards of the current Articles of Incorporation will be renumbered accordingly as Article 13 onwards (such partial amendments to the Articles of Incorporation shall be hereinafter referred to as the “Amendments”).

Please note that the Amendments will come into effect on March 31, 2021, on the condition that Agenda No. 1 (Incorporation of the Wholly Owing Parent Company through Sole-Share Transfer) is approved as originally proposed at the Extraordinary General Meeting, the Plan has not ceased to be effective prior to March 31, 2021, and the Share Transfer has not been cancelled.

2. Details of the Amendments

The details of the amendments are as follows.

(The underlined text indicates amendments.)

Current Articles of Incorporation	Proposed Amendments

Chapter 3. General Meetings of Shareholders

Article 13. (Record Date for Annual General Meetings of Shareholders)

The record date for voting rights for the Annual General Meetings of Shareholders of the Company shall be March 31 of each year.

Chapter 3. General Meetings of Shareholders (Deleted)

Article 14 – Article 39 (Omitted)	Article 13 – Article 38 (Unchanged)

(Note)

The Company will pay dividends from surplus (year-end dividends) for the fiscal year ending March 2021 (from April 1, 2020 to March 31, 2021) to the shareholders and registered pledgees of the shares of the Company entered or recorded in the latest shareholder register as of March 31, 2021, pursuant to Article 37.1 of the current Articles of Incorporation (Article 36.1 of the amended Articles of Incorporation).

End.